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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6532

Voya Series Fund, Inc.(formerly ING Series Fund, Inc.)
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2014

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e -1):

Annual Report

May 31, 2014

Classes A, B, C, I, O, R, R6 and W

Domestic Equity and Income Fund

■	Voya Core Equity Research Fund (formerly, ING Core Equity Research Fund)

Domestic Equity and Growth Funds

■	Voya Corporate Leaders 100 Fund (formerly, ING Corporate Leaders 100 Fund)
■	Voya Large Cap Growth Fund (formerly, ING Large Cap Growth Fund)
■	Voya Small Company Fund (formerly, ING Small Company Fund)

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Stability, opportunity and continuity

Dear Shareholder,

As the French say, the more things change, the more they stay the same. Though the global economy is slowly sputtering back to life, the world remains enthralled by old policy notions that led us to the brink of collapse in 2008. In many nations we continue to see political ideology trump economic reality, generally at the expense of the citizenry.

The world needs some new thinking, and we may get it from an unexpected source: the International Monetary Fund (the “IMF”). In recent reports, the IMF assessed key risks facing the stability of the global financial system, as the advanced and emerging economies shift from “liquidity-driven” to “growth-driven” markets. While markets are becoming more robust, the transition is far from complete, and the IMF observed that “In far too many countries, improvements in financial markets have not translated into improvements in the real economy — and in the lives of people.” Perhaps as the global economy stabilizes we will see new policy recommendations for sustaining better economic outcomes.

In the meantime, we must strive to reach our investment goals in the marketplace that now exists. It’s always true but bears repeating that you should invest to achieve your long-term goals, not to beat the market today or this week or this month. Keep your eye on your goals and don’t let yourself be distracted by attention-grabbing headlines or seemingly “hot” investment opportunities. And always thoroughly discuss your situation with your financial advisor before making any changes to your plans or your investments.

Reaching investment goals is a long-term process, a journey in which stability and continuity play important parts. On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

June 15, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended May 31, 2014

In the first half of our fiscal year, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends rose 10.28%. The Index marched on in December, but then slumped in January, before recovering to end up 17.14% for the whole fiscal year. (The Index returned 18.87% for the one year ended May 31, 2014, measured in U.S. dollars.)

In the U.S., sentiment was cushioned for most of 2013 by the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases in the face of an unimpressive economic recovery. However a slow recovery was a double-edged sword for investors in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

In May 2013, markets had been roiled by Fed Chairman Bernanke’s attempts to manage expectations for the beginning of the end of quantitative easing. At its September 18 meeting, the Fed was widely expected to announce the start of the process. Surprisingly, on the day before Chairman Bernanke’s address, the Index reached a new high for 2013. The significance of this, that investors had already become reconciled to tapering, was apparently lost in the shock of the Fed’s decision not to do so.

In any event it appeared that investors were becoming less inclined to treat “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And some good news started to flow, including a limited budget deal, the unemployment rate falling to 7.0% and third quarter gross domestic product (“GDP”) growth revised up to 4.1%. When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets took it in stride.

But it did not take long in 2014 for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A decline in the unemployment rate to 6.7% was partly due to large numbers of unemployed people leaving the workforce, while the labor participation rate equaled the lowest since March of 1978.

A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales. Nonetheless, in late January, Fed Chairman Bernanke, in an official capacity for the last time, announced a further $10 billion reduction in monthly purchases. Global equities markets were falling.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss and reclaim a small gain despite new political turmoil that flared in Eastern Europe as Russia annexed the Crimea after the president of Ukraine was deposed.

It was not as if the news suddenly improved; it remained mostly poor into March. What was becoming clear however was that it was indeed weather-related and could therefore be expected to be temporary. New Fed Chair Janet Yellen stressed the “continuity” of accommodative monetary policy and later confirmed that such a policy would remain in place for “some time”. The March, April and (especially) May employment reports were significantly better. Retail sales, industrial production, durable goods orders and home sales all rebounded strongly in April and May, and when on May 29 first quarter GDP growth was revised down to a fall of 1.0% annualized, markets seemed to shrug it off as the encapsulation of a weather-driven anomaly.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds edged up 2.71% during the fiscal year. The Barclays Long Term U.S. Treasury sub-index, having dropped 6.44% in the first half, bounced back to advance 3.11% for the whole fiscal year. The Barclays U.S. Corporate Investment Grade Bond sub-index did better, gaining 4.68%, but was eclipsed by the Barclays High Yield Bond – 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) which added 7.88%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 20.45% in the fiscal year, closing at an all-time high. Industrials was the best performing sector with a gain of 26.56%, followed closely by health care 26.38%. The worst were telecoms, which returned 8.39% and financials 14.41%. Record operating earnings per share for S&P 500® companies in the fourth quarter of 2013, supported by low interest rates and slow wage growth, eroded by only about 3% in the next quarter.

In currencies, the dollar lost 4.66% against the euro, despite the political trouble in Ukraine and European Central Bank President Draghi’s embrace of the idea of quantitative easing for the euro zone. The dollar lost more, 9.29%, against the pound as the UK’s strong recovery story remained largely intact. The dollar gained 1.31% on the yen, with the Bank of Japan’s own quantitative easing undiminished.

In international markets, the MSCI Japan® Index added 7.02% for the fiscal year, half of the gain that stood at the start of 2014. The fiscal and monetary stimulus of the economic policies advocated by the Prime Minister of Japan (i.e. “Abenomics”) seemed to be fading, with weak trade and business investment, persistently declining wages and an April increase in sales tax. The MSCI Europe ex UK® Index gained 19.04%, with strength in banks, pharmaceuticals, telecoms and the peripheral markets (including bond markets) of Italy, Spain and Ireland. The MSCI UK® Index rose a rather disappointing 7.77%. Stocks were held back by lagging banks, miners and consumer staples. GDP in the first quarter of 2014 grew by 3.1% from a year earlier, while unemployment continued to fall, but concerns persisted about a housing price bubble and overstretched consumers.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

Voya Core Equity Research Fund	Portfolio Managers’ Report

Sector Diversification
as of May 31, 2014
(as a percentage of net assets)

Information Technology	18.4%
Financials	15.3%
Industrials	11.8%
Energy	11.2%
Health Care	10.6%
Consumer Discretionary	10.5%
Consumer Staples	9.5%
Utilities	4.1%
Materials	4.1%
Telecommunication Services	1.5%
Assets in Excess of Other Liabilities*	3.0%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

 Voya Core Equity Research Fund* (the “Fund” or “Core Equity Research”) seeks long-term growth of capital and income. The Fund is managed by Christopher F. Corapi, CFA, and Vincent Costa, CFA, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”)* — the Sub-Adviser.**

Performance: For the year ended May 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.10% compared to the S&P 500® Index, which returned 20.45% for the same period.

Portfolio Specifics: The Fund lagged its benchmark during the reporting period. Fund performance was driven by stock selection, which contributed to relative results; in contrast, sector allocation detracted from relative performance. The largest detractors for the period were the Fund’s security selections in the information technology and financial sectors. An allocation to cash, although within the Fund’s typical range, also detracted value. By contrast, security selection within the consumer discretionary, energy and industrials sectors was most beneficial to returns.

Key detractors from performance were Johnson & Johnson and NetApp, Inc. (“Net App”). Within the health care sector, our position in Johnson & Johnson detracted from performance. The company reported disappointing 2014 sales and earnings per share growth guidance, due to its slow-growing medical device businesses and increased competition in the pharmaceuticals division. We subsequently sold the stock in January in favor of Pfizer Inc. and Merck & Co., Inc., both of which we believe are better positioned to outperform in 2014.

Our overweight position in NetApp, a leader in enterprise storage, detracted from performance. The company beat earnings expectations throughout the year due to, in our view, prudent expense management and share buybacks, but revenues continued to be lackluster. Branded revenue growth has remained subdued due to weakness in the U.S. Federal business and lengthening customer decision and sales cycles. On the company’s most recent quarterly earnings call, NetApp forecast its continually declining original equipment manufacturing business to be down as much as 40% during its next fiscal year, as the company announced shortly thereafter that it would end appliance sales to IBM. While this non-core part of the business has been expected to remain in a state of decline, this negative expectation paired with a muted outlook for storage demand led to another round of estimate cuts. Potential competition from cloud-based startups also has weighed on NetApp’s price-to-earnings multiple; during the period, the stock continued to underperform as investors questioned whether the pauses in customer spending are temporary or might become permanent.

Top Ten Holdings
as of May 31, 2014*
(as a percentage of net assets)

Apple, Inc.	4.5%
Microsoft Corp.	3.2%
Merck & Co., Inc.	2.6%
Wells Fargo & Co.	2.5%
Pfizer, Inc.	2.3%
Boeing Co.	2.1%
JPMorgan Chase & Co.	2.1%
Altria Group, Inc.	2.1%
General Electric Co.	2.0%
Cisco Systems, Inc.	2.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

The main individual contributors to performance were Actavis Plc (“Actavis”) and Cognizant Technology Solutions Corp. (“Cognizant”). Our overweight position in generic drug company Actavis outperformed. Over the period the stock benefited from various catalysts. First, the company announced that it would acquire Ireland-based specialty pharmaceutical company Warner Chilcott, a deal which is expected to be significantly accretive to earnings, driven by operational and tax synergies improving 2014 earnings visibility and, potentially driving attractive earnings growth for several years. Second, the company benefited from continued strong earnings, combined with the launches of generic Lidoderm, Exalgo, Zovirax and Suboxone. Lastly, the company announced that it was acquiring specialty pharmaceutical company Forest Laboratories for $25 billion. This transaction turns Actavis from a leading generic drug company with a small branded drug business into a more balanced specialty pharmaceuticals company with $15 billion in sales. In our view, the deal is highly accretive to earnings due to cost synergies. We believe the deal will drive future revenues for Actavis’ branded drugs thanks to Forest Laboratories’ large U.S. primary care salesforce.

Our overweight position in Cognizant, a provider of information technology consulting and business process outsourcing services, outperformed. Cognizant exceeded expectations during the period, thanks to robust demand within financial services — the company’s largest vertical business — and thanks to depreciation of the Indian rupee against the U.S. dollar, which boosted profits. Furthermore, shares rallied in early 2014 as developments in Congress on proposed immigration reform bills eased investor concerns about the potential negative impact on Cognizant’s revenues and profits. Although shares subsequently pulled back due to conservative guidance provided on its February earnings call and subsequent competitor-specific issues concerning pricing pressure and execution missteps, the stock performed well over the period.

Current Strategy and Outlook: We adhere to our investment process, and have been taking advantage of market volatility to add to existing positions during corrections or to initiate new positions. Currently the Fund is overweight in the industrials, utilities and energy sectors and underweight in the health care, consumer discretionary and telecommunication services sectors.

*	The Fund was formerly known as “ING Core Equity Research Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

**	Effective May 1, 2014, Vincent Costa replaced Michael Pytosh as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Portfolio Managers’ Report	Voya Core Equity Research Fund

Average Annual Total Returns for the Periods Ended May 31, 2014
				Since Inception	Since Inception	Since Inception	Since Inception
				of Class O	of Class R	of Class R6	of Class W
	1 Year	5 Year	10 Year	February 6, 2009	August 5, 2011	September 30, 2013	June 12, 2009
Including Sales Charge:
Class A(1)	12.27%	14.82%	7.22%	—	—	—	—
Class B(2)	13.27%	15.09%	7.03%	—	—	—	—
Class C(3)	17.25%	15.33%	7.03%	—	—	—	—
Class I	19.46%	16.56%	8.15%	—	—	—	—
Class O	19.13%	16.19%	—	17.17%	—	—	—
Class R	18.87%	—	—	—	20.12%	—	—
Class R6	—	—	—	—	—	13.15%	—
Class W	19.45%	—	—	—	—	—	16.02%
Excluding Sales Charge:
Class A	19.10%	16.20%	7.85%	—	—	—	—
Class B	18.27%	15.31%	7.03%	—	—	—	—
Class C	18.25%	15.33%	7.03%	—	—	—	—
Class I	19.46%	16.56%	8.15%	—	—	—	—
Class O	19.13%	16.19%	—	17.17%	—	—	—
Class R	18.87%	—	—	—	20.12%	—	—
Class R6	—	—	—	—	—	13.15%	—
Class W	19.45%	—	—	—	—	—	16.02%
S&P 500® Index	20.45%	18.40%	7.77%	18.67%	20.88%	16.00%	17.81%

Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Core Equity Research Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

From March 1, 2004 to August 13, 2006, Wellington Management Company, LLP served as subadviser to the Fund. Effective August 14, 2006, Voya Investment Management Co. LLC began serving as sub-adviser to the Fund and the Fund’s principal investment strategies were changed. Performance from March 1, 2004 through August 13, 2006 is attributable to Wellington Management Company, LLP.

5

Voya Corporate Leaders 100 Fund	Portfolio Managers’ Report

Sector Diversification
as of May 31, 2014
(as a percentage of net assets)

Information Technology	15.7%
Financials	14.3%
Industrials	13.9%
Health Care	12.7%
Consumer Discretionary	12.7%
Consumer Staples	11.1%
Energy	10.4%
Materials	4.0%
Utilities	2.0%
Telecommunication Services	2.0%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Corporate Leaders 100 Fund* (the ‘‘Fund’’ or “Corporate Leaders 100”) seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”)* — the Sub-Adviser.**

Performance: For the year ended May 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 20.37% compared to the S&P 500® Index, which returned 20.45% for the same period.

Portfolio Specifics: The Fund’s investment strategy follows a strict quantitative approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). During the quarter, if the value of a security rises by more than 50%, the position size immediately is reduced to 1%, and if the value of a security falls more than 30%, the position is eliminated. The portfolio is rebalanced quarterly in order to realign the Fund’s holdings to the initial 1% weightings.

During the reporting period, the Fund outperformed the S&P 500® Index before deducting fees and operating expenses, but fell behind the index slightly after these costs were subtracted from returns. During the fiscal reporting period, the Fund’s investment strategy worked in its favor relative to the S&P 500® Index, particularly within the industrials, energy and consumer staples sectors. These contributions were partially offset by detractions in the health care, consumer discretionary and information technology sectors. In terms of individual holdings, top relative contributors included overweight positions in Lockheed Martin Corp., General Dynamics Corp. and Halliburton Company. The biggest relative detractors included an underweight position in Apple, Inc. and overweight positions in Target Corp. and eBay Inc.

Top Ten Holdings as of
May 31, 2014
(as a percentage of net assets)

Anadarko Petroleum Corp.	1.1%
Gilead Sciences, Inc.	1.1%
Apple, Inc.	1.1%
ConocoPhillips	1.1%
Devon Energy Corp.	1.1%
Apache Corp.	1.1%
Twenty-First Century Fox, Inc. Class A	1.1%
Altria Group, Inc.	1.1%
Cisco Systems, Inc.	1.1%
Exelon Corp.	1.0%

Portfolio holdings are subject to change daily.

Outlook and Current Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has begun to reduce the pace of its asset purchase program (tapering), but has committed to maintain the federal funds rate target near zero for a considerable time after the asset purchase program ends. The Fed will consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	The Fund was formerly known as “ING Corporate Leaders 100 Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

**	Effective May 1, 2014, Steve Wetter and Kai Yee Wong were added as portfolio managers of the Fund. Exelon Corp.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

Portfolio Managers’ Report	Voya Corporate Leaders 100 Fund

Average Annual Total Returns for the Periods Ended May 31, 2014
			Since Inception	Since Inception
			of Classes A, B, C, I, and W	of Classes O and R
	1 Year	5 Year	June 30, 2008	March 23, 2012
Including Sales Charge:
Class A(1)	13.48%	17.37%	9.49%	—
Class B(2)	14.55%	17.75%	9.71%	—
Class C(3)	18.78%	18.08%	9.92%	—
Class I	20.75%	19.05%	10.84%	—
Class O	20.39%	—	—	19.05%
Class R	20.17%	—	—	18.83%
Class W	20.58%	19.03%	10.86%	—
Excluding Sales Charge:
Class A	20.37%	18.76%	10.59%	—
Class B	19.55%	17.96%	9.81%	—
Class C	19.78%	18.08%	9.92%	—
Class I	20.75%	19.05%	10.84%	—
Class O	20.39%	—	—	19.05%
Class R	20.17%	—	—	18.83%
Class W	20.58%	19.03%	10.86%	—
S&P 500® Index	20.45%	18.40%	9.53%	18.28%

Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Corporate Leaders 100 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The

Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

7

Voya Large Cap Growth Fund	Portfolio Managers’ Report

Sector Diversification
as of May 31, 2014
(as a percentage of net assets)

Information Technology	28.2%
Consumer Discretionary	22.4%
Health Care	12.1%
Industrials	11.9%
Consumer Staples	10.3%
Energy	5.5%
Materials	4.7%
Financials	4.1%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Large Cap Growth Fund* (the ‘‘Fund’’ or “Large Cap Growth”) seeks long-term capital growth. The Fund is managed by Jeff Bianchi, Christopher F. Corapi, CFA, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”)* — the Sub-Adviser.

Performance: For the year ended May 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 20.40% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned 22.15% for the same period.

Portfolio Specifics: The Fund underperformed its benchmark during the period because of negative asset allocation — mostly due to the Fund’s cash position — which was only partially offset by positive security selection. Nonetheless, the biggest driver of performance was security selection in particular sectors, most notably the positive results achieved in health care, industrials and consumer staples. These contributions were almost entirely cancelled out, however, by negative selection in the information technology and consumer discretionary sectors. The remaining positive effect from stock selection was not enough to overcome the drag from asset allocation.

Key detractors included an overweight in Ulta Salon, Cosmetics & Fragrances Inc. (“Ulta”), an underweight in Microsoft Corporation (“Microsoft”) and an overweight position in Citrix Systems Inc. (“Citrix”). Our overweight in Ulta detracted from performance. The stock fell after the company reported disappointing quarterly results and reduced fourth quarter guidance due in large part to the promotional environment in the retail sector. The stock continued to underperform compared to other consumer discretionary stocks following concerns in April that, despite channel checks revealing reasonably robust comparable store sales, mass market beauty as a category has declined. Our underweight in Microsoft detracted from performance. The stock performed well in the second half of 2013 on news that CEO Steve Ballmer would retire and anticipation that his replacement would be more shareholder friendly. The stock also performed well in early 2014 following better than expected fourth quarter results, driven by sales of Surface tablets and Xbox One gaming consoles, as well as by stronger than expected PC sales and better than expected gross margins paired with well controlled operating expenses. The shares continued to outperform on speculation over operational changes and the introduction of Office for iPad, launched by the company’s newly appointed CEO, Satya Nadella. Our overweight position in enterprise software vendor Citrix detracted from performance. The company pre-announced third quarter results that were below expectations. In November, shares also traded lower following Amazon’s launch of a new desktop virtualization service, WorkSpaces, which investors fear could detract from future growth in Citrix’s main product set over time.

Top Ten Holdings
as of May 31, 2014
(as a percentage of net assets)

Apple, Inc.	5.3%
Microsoft Corp.	3.9%
Comcast Corp. – Class A	2.4%
Oracle Corp.	2.3%
CVS Caremark Corp.	2.3%
PepsiCo, Inc.	2.3%
Home Depot, Inc.	2.2%
McKesson Corp.	2.2%
EMC Corp.	2.2%
Boeing Co.	2.1%

Portfolio holdings are subject to change daily.

Key contributors to performance included our overweight positions in Allergan Inc.(“Allergan”), McKesson Corporation (“McKesson”) and EOG Resources, Inc. ("EOG"). Shares of Allergan performed well following news in December that the company received a patent extension for Restasis eye drops, delaying generic competition; in addition, prices for Botox were raised for the first time in five years. Shares of McKesson performed well on news that the company would acquire Celesio, an international pharmaceutical company. In our opinion, the deal, which is expected to be highly accretive, should lead to increased drug supplychain efficiencies, global sourcing capabilities and cost restructurings. In addition McKesson's base U.S. drug distribution business delivered higher revenue growth, gross margins and earnings thanks to strong brand and generic drug price inflation. Our overweight position in oil and gas exploration and production company EOG helped the portfolio. Shares of EOG performed well after the company reported strong quarterly results, driven by better-than-expected U.S. oil production and generally stronger price realizations. In addition, EOG highlighted improving capital efficiency and increased its oil production guidance.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the "Fed") has begun to reduce the pace of its asset purchase program (tapering) but has committed to maintain the federal funds rate target near zero for a considerable time after the asset purchase program ends. The Fed will consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	The Fund was formerly known as “ING Large Cap Growth Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

Portfolio Managers’ Report	Voya Large Cap Growth Fund

Average Annual Total Returns for the Periods Ended May 31, 2014
		Since Inception	Since Inception
		of Classes A, C, I, R, and W	of Class R6
	1 Year	March 1, 2012	May 31, 2013
Including Sales Charge:
Class A(1)	13.46%	13.33%	—
Class C(2)	18.45%	15.45%	—
Class I	20.63%	16.68%	—
Class R	20.07%	16.09%
Class R6	20.73%	—	20.73%
Class W	20.64%	16.62%	—
Excluding Sales Charge:
Class A	20.40%	16.35%	—
Class C	19.45%	15.45%	—
Class I	20.63%	16.68%	—
Class R	20.07%	16.09%	—
Class R6	20.73%	—	20.73%
Class W	20.64%	16.62%	—
Russell 1000® Growth	22.15%	17.46%	22.15%

Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Large Cap Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

9

Voya Small Company Fund	PORTFOLIO MANAGERS’ REPORT

Sector Diversification
as of May 31, 2014
(as a percentage of net assets)

Financials	21.8%
Industrials	18.0%
Information Technology	15.7%
Consumer Discretionary	13.6%
Health Care	9.8%
Energy	6.2%
Materials	4.7%
Utilities	3.1%
Consumer Staples	2.0%
Exchange-Traded Funds	1.9%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Small Company Fund* (the “Fund” or “Small Company”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, Steve Salopek and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”)* — the Sub-Adviser.

Performance: For the year ended May 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 17.12% compared to the Russell 2000® Index (the “Index” or “Russell 2000®”), which returned 16.79% for the same period.

Portfolio Specifics: The Fund’s relative outperformance was driven by strong stock selection, primarily within the hardware and equipment and capital goods sectors. By contrast, stock selection within the software and services and retail sectors detracted the most value. Sector allocation detracted from performance, mainly due to an underweight of the pharmaceuticals and biotechnology sector and to the Fund’s cash position, which detracted during a period of generally rising stock prices.

Among the main individual contributors to performance were Carrizo Oil & Gas, Inc. and InterMune, Inc.

Within the energy sector, an overweight position in Carrizo Oil & Gas, Inc. (“Carrizo”) outperformed. Carrizo is one of the few smaller-capitalization exploration and production companies that have been able to deliver steady, repeatable results each quarter. The market has therefore put a premium on its valuation, as the stock is perceived as higher quality. Furthermore, because Carrizo’s steady and consistent results make it seem less risky, in our opinion, it is easier for the market to start to capitalize the company’s inventory of opportunities.

An overweight position in InterMune, Inc. (“InterMune), a biotechnology company focused on innovative therapies in pulmonology and orphan fibrotic diseases, contributed positively to performance. Shares of InterMune gained during the period thanks to positive Phase 3 clinical-trial data involving a compound to treat a lung disease called idiopathic pulmonary fibrosis. Investors expect InterMune’s strong trial results should set the company up for FDA approval of the treatment later this year.

Among the key detractors for the period were Express, Inc. (“Express”) and CommVault Systems, Inc. (“CommVault”).

Top Ten Holdings
as of May 31, 2014*
(as a percentage of net assets)

iShares Russell 2000 Index Fund	1.9%
EPL Oil & Gas, Inc.	1.1%
Healthsouth Corp.	1.2%
HB Fuller Co.	1.1%
Brady Corp.	1.0%
Actuant Corp.	1.0%
Heartland Express, Inc.	0.9%
Clarcor, Inc.	0.9%
Unit Corp.	0.9%
First American Financial Corp.	0.9%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Specialty apparel and accessories retailer Express underperformed due to lower than expected earnings and reduced guidance for the year. Investors were expecting the company to be able to regain more of the margin it lost from last year’s product issues. However, a more aggressive competitive environment caused Express to discount more, thereby putting pressure on margins. Since our thesis is no longer intact, we have been opportunistically exiting the Fund’s position.

An overweight position in CommVault, a data management software company, underperformed for the period. The company disappointed investors by reporting fiscal fourth-quarter 2014 revenues below consensus estimates and providing light guidance for fiscal year 2015. We think it is reasonable for the company to reinvest in its business to build up sales capacity, although its investments are not likely bear fruit for the next couple of quarters. CommVault remains the dominant backup software provider in the data management industry and we believe its current valuations are very attractive.

Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

*	The Fund was formerly known as “ING Small Company Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

PORTFOLIO MANAGERS’ REPORT	Voya Small Company Fund

Average Annual Total Returns for the Periods Ended May 31, 2014
				Since Inception	Since Inception	Since Inception
				of Class O	of Class R6	of Class W
	1 Year	5 Year	10 Year	June 4, 2008	May 31, 2013	June 12, 2009
Including Sales Charge:
Class A(1)	10.39%	16.62%	8.58%	—	—	—
Class B(2)	11.29%	16.93%	8.41%	—	—	—
Class C(3)	15.23%	17.13%	8.41%	—	—	—
Class I	17.43%	18.43%	9.55%	—	—	—
Class O	17.07%	18.01%	—	8.20%	—	—
Class R6	17.56%	—	—	—	17.56%	—
Class W	17.39%	—	—	—	—	17.67%
Excluding Sales Charge:
Class A	17.12%	18.01%	9.22%	—	—	—
Class B	16.29%	17.14%	8.41%	—	—	—
Class C	16.23%	17.13%	8.41%	—	—	—
Class I	17.43%	18.43%	9.55%	—	—	—
Class O	17.07%	18.01%	—	8.20%	—	—
Class R6	17.56%	—	—	—	17.56%	—
Class W	17.39%	—	—	—	—	17.67%
Russell 2000®	16.79%	19.32%	8.59%	8.83%	16.79%	18.27%

Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Small Company Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges. The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The

Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2013 to May 31, 2014. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2014*	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2014*
Voya Core Equity Research Fund
Class A	$1,000.00	$1,051.70	1.10%	$5.63	$1,000.00	$1,019.45	1.10%	$5.54
Class B	1,000.00	1,047.40	1.85	9.44	1,000.00	1,015.71	1.85	9.30
Class C	1,000.00	1,047.60	1.85	9.44	1,000.00	1,015.71	1.85	9.30
Class I	1,000.00	1,053.10	0.79	4.04	1,000.00	1,020.99	0.79	3.98
Class O	1,000.00	1,051.70	1.10	5.63	1,000.00	1,019.45	1.10	5.54
Class R	1,000.00	1,050.30	1.35	6.90	1,000.00	1,018.20	1.35	6.79
Class R6	1,000.00	1,053.60	0.74	3.79	1,000.00	1,021.24	0.74	3.73
Class W	1,000.00	1,052.90	0.85	4.35	1,000.00	1,020.69	0.85	4.28
Voya Corporate Leaders 100 Fund
Class A	$1,000.00	$1,076.00	0.90%	$4.66	$1,000.00	$1,020.44	0.90%	$4.53
Class B	1,000.00	1,071.80	1.65	8.52	1,000.00	1,016.70	1.65	8.30
Class C	1,000.00	1,073.40	1.40	7.24	1,000.00	1,017.95	1.40	7.04
Class I	1,000.00	1,077.30	0.58	3.00	1,000.00	1,022.04	0.58	2.92
Class O	1,000.00	1,076.10	0.90	4.66	1,000.00	1,020.44	0.90	4.53
Class R	1,000.00	1,074.50	1.15	5.95	1,000.00	1,019.20	1.15	5.79
Class W	1,000.00	1,076.80	0.65	3.37	1,000.00	1,021.69	0.65	3.28

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.
12

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2014*	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2014*
Voya Large Cap Growth Fund
Class A	$1,000.00	$1,065.40	1.09%	$5.61	$1,000.00	$1,019.50	1.09%	$5.49
Class C	1,000.00	1,061.70	1.84	9.46	1,000.00	1,015.76	1.84	9.25
Class I	1,000.00	1,067.10	0.80	4.12	1,000.00	1,020.94	0.80	4.03
Class R	1,000.00	1,064.20	1.34	6.90	1,000.00	1,018.25	1.34	6.74
Class R6	1,000.00	1,067.10	0.80	4.12	1,000.00	1,020.94	0.80	4.03
Class W	1,000.00	1,067.10	0.84	4.33	1,000.00	1,020.74	0.84	4.23
Voya Small Company Fund
Class A	$1,000.00	$1,009.30	1.35%	$6.76	$1,000.00	$1,018.20	1.35%	$6.79
Class B	1,000.00	1,006.10	2.10	10.50	1,000.00	1,014.46	2.10	10.55
Class C	1,000.00	1,005.50	2.10	10.50	1,000.00	1,014.46	2.10	10.55
Class I	1,000.00	1,010.60	1.04	5.21	1,000.00	1,019.75	1.04	5.24
Class O	1,000.00	1,009.30	1.35	6.76	1,000.00	1,018.20	1.35	6.79
Class R6	1,000.00	1,011.10	0.99	4.96	1,000.00	1,020.00	0.99	4.99
Class W	1,000.00	1,010.50	1.10	5.51	1,000.00	1,019.45	1.10	5.54

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

Voya Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Core Equity Research Fund (formerly, ING Core Equity Research Fund), Voya Corporate Leaders 100 Fund (formerly, ING Corporate Leaders 100 Fund), Voya Large Cap Growth Fund (formerly, ING Large Cap Growth Fund), and Voya Small Company Fund (formerly, ING Small Company Fund), each a series of Voya Series Fund, Inc., as of May 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Core Equity Research Fund, Voya Corporate Leaders 100 Fund, Voya Large Cap Growth Fund, and Voya Small Company Fund as of May 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 25, 2014

14

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2014

	Voya Core Equity	Voya Corporate	Voya Large Cap	Voya Small
	Research Fund	Leaders 100 Fund	Growth Fund	Company Fund
ASSETS:
Investments in securities at fair value+*	$450,647,711	$569,155,358	$117,734,761	$534,501,463
Short-term investments at fair value**	9,278,079	4,817,068	1,496,000	27,777,147
Total investments at fair value	$459,925,790	$573,972,426	$119,230,761	$562,278,610
Cash	1,518	—	247	247
Cash collateral for futures	494,200	236,084	—	—
Foreign currencies at value***	5,222	—	—	—
Receivables:
Investment securities sold	18,471,152	338,362	180,895	545,241
Fund shares sold	367,118	1,647,374	196,563	1,291,192
Dividends	834,482	1,202,339	96,472	381,163
Prepaid expenses	34,885	69,044	32,272	42,273
Reimbursement due from manager	33,911	29,575	14,718	33,121
Total assets	480,168,278	577,495,204	119,751,928	564,571,847

LIABILITIES:
Payable for investment securities purchased	14,769,238	—	596,857	1,261,622
Payable for fund shares redeemed	328,045	621,008	376,339	184,969
Payable upon receipt of securities loaned	—	—	—	10,253,147
Payable for investment management fees	262,422	188,262	68,689	379,884
Payable for administrative fees	30,992	47,722	9,813	37,022
Payable for distribution and shareholder service fees	93,859	114,836	2,011	17,521
Payable to custodian due to bank overdraft	—	48	—	—
Payable for directors fees	2,229	2,419	507	2,636
Other accrued expenses and liabilities	183,077	113,583	7,391	262,011
Total liabilities	15,669,862	1,087,878	1,061,607	12,398,812
NET ASSETS	$464,498,416	$576,407,326	$118,690,321	$552,173,035

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$339,707,422	$447,922,040	$92,868,158	$440,476,499
Undistributed net investment income	2,651,601	2,939,076	172,439	1,103,838
Accumulated net realized gain (loss)	26,263,080	(53,221,361)	2,888,459	19,364,322
Net unrealized appreciation	95,876,313	178,767,571	22,761,265	91,228,376
NET ASSETS	$464,498,416	$576,407,326	$118,690,321	$552,173,035
________
+ Including securities loaned at value	$—	$—	$—	$9,955,137
* Cost of investments in securities	$354,810,357	$390,590,472	$94,973,496	$443,273,087
** Cost of short-term investments	$9,278,079	$4,817,068	$1,496,000	$27,777,147
*** Cost of foreign currencies	$4,969	$—	$—	$—

See Accompanying Notes to Financial Statements

15

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2014 (CONTINUED)

	Voya Core Equity	Voya Corporate	Voya Large Cap	Voya Small
	Research Fund	Leaders 100 Fund	Growth Fund	Company Fund
Class A
Net assets	$363,999,138	$248,850,680	$2,090,195	$51,543,425
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	20,368,376	14,943,001	152,281	3,219,734
Net asset value and redemption price per share†	$17.87	$16.65	$13.73	$16.01
Maximum offering price per share (5.75%)(1)	$18.96	$17.67	$14.57	$16.99
Class B
Net assets	$2,121,541	$1,975,830	n/a	$829,586
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	121,384	118,860	n/a	57,659
Net asset value and redemption price per share†	$17.48	$16.62	n/a	$14.39
Class C
Net assets	$12,486,905	$51,134,158	$1,614,348	$6,452,123
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	720,230	3,079,641	119,231	453,476
Net asset value and redemption price per share†	$17.34	$16.60	$13.54	$14.23
Class I
Net assets	$33,779,438	$152,650,935	$67,358,664	$475,469,479
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,881,736	9,165,924	4,884,139	26,540,829
Net asset value and redemption price per share	$17.95	$16.65	$13.79	$17.91
Class O
Net assets	$26,639,252	$82,276,455	n/a	$2,308,452
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	1,492,452	4,946,122	n/a	144,339
Net asset value and redemption price per share	$17.85	$16.63	n/a	$15.99
Class R
Net assets	$4,921	$31,957,787	$499,684	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	276	1,927,194	36,431	n/a
Net asset value and redemption price per share	$17.80	$16.58	$13.72	n/a
Class R6
Net assets	$1,903,390	n/a	$46,291,786	$14,578,779
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	105,964	n/a	3,354,850	813,078
Net asset value and redemption price per share	$17.96	n/a	$13.80	$17.93
Class W
Net assets	$23,563,831	$7,561,481	$835,644	$991,191
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,315,223	453,517	60,647	55,429
Net asset value and redemption price per share	$17.92	$16.67	$13.78	$17.88

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

16

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2014

	Voya Core Equity	Voya Corporate	Voya Large Cap	Voya Small
	Research Fund	Leaders 100 Fund	Growth Fund	Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,591,219	$10,541,938	$1,231,710	$6,154,951
Securities lending income, net	1,261	—	—	696,487
Total investment income	9,592,480	10,541,938	1,231,710	6,851,438

EXPENSES:
Investment management fees	3,017,808	1,928,574	709,894	4,335,081
Distribution and shareholder service fees:
Class A	882,465	553,938	3,579	134,368
Class B	23,542	19,702	—	9,685
Class C	118,855	357,446	11,471	61,512
Class O	60,648	188,881	—	5,759
Class R	22	124,225	2,021	—
Transfer agent fees:
Class A	464,144	323,219	583	66,360
Class B	3,108	2,869	—	1,190
Class C	15,609	52,373	465	7,619
Class I	21,569	10,676	503	746,526
Class O	31,827	110,153	—	2,849
Class R	6	36,329	164	—
Class R6	473	—	58	1,177
Class W	20,545	8,160	492	1,143
Administrative service fees	356,041	483,780	101,412	421,764
Shareholder reporting expense	65,150	95,279	4,367	91,915
Registration fees	94,627	95,858	77,211	91,796
Professional fees	57,531	64,332	29,017	70,462
Custody and accounting expense	57,128	62,028	23,656	77,225
Directors fees	13,375	14,514	3,042	15,816
Miscellaneous expense	23,015	15,608	7,324	20,042
Interest expense	173	158	347	218
Total expenses	5,327,661	4,548,102	975,606	6,162,507
Net waived and reimbursed fees	(465,364)	(330,787)	(144,094)	(437,130)
Net expenses	4,862,297	4,217,315	831,512	5,725,377
Net investment income	4,730,183	6,324,623	400,198	1,126,061

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	84,200,834	11,788,810	4,900,960	48,183,627
Futures	32,583	2,254,527	—	—
Net realized gain	84,233,417	14,043,337	4,900,960	48,183,627
Net change in unrealized appreciation (depreciation) on:
Investments	(11,200,104)	69,989,164	13,507,869	32,592,536
Foreign currency related transactions	243	—	—	—
Futures	76,210	34,135	—	—
Net change in unrealized appreciation (depreciation)	(11,123,651)	70,023,299	13,507,869	32,592,536
Net realized and unrealized gain	73,109,766	84,066,636	18,408,829	80,776,163
Increase in net assets resulting from operations	$77,839,949	$90,391,259	$18,809,027	$81,902,224
________
* Foreign taxes withheld	$40,745	$—	$—	$19,006

See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Core Equity Research Fund		Voya Corporate Leaders 100 Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013
FROM OPERATIONS:
Net investment income	$4,730,183	$3,959,282	$6,324,623	$4,946,540
Net realized gain	84,233,417	27,739,914	14,043,337	4,952,080
Net change in unrealized appreciation (depreciation)	(11,123,651)	58,030,734	70,023,299	105,882,417
Increase in net assets resulting from operations	77,839,949	89,729,930	90,391,259	115,781,037

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,653,282)	(3,382,166)	(2,500,869)	(1,271,806)
Class B	(1,684)	(6,449)	(6,824)	(5,808)
Class C	(13,350)	(38,557)	(285,132)	(110,802)
Class I	(404,530)	(476,112)	(1,735,026)	(702,339)
Class O	(180,001)	(217,248)	(852,423)	(430,778)
Class R	(26)	(38)	(262,265)	(72,627)
Class R6	(6,151)	—	—	—
Class W	(145,076)	(67,047)	(83,866)	(30,244)
Net realized gains:
Class A	—	—	—	(755,007)
Class B	—	—	—	(8,154)
Class C	—	—	—	(96,407)
Class I	—	—	—	(354,960)
Class O	—	—	—	(261,346)
Class R	—	—	—	(51,743)
Class W	—	—	—	(7,984)
Total distributions	(3,404,100)	(4,187,617)	(5,726,405)	(4,160,005)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	46,256,868	42,699,816	141,705,062	134,377,783
Proceeds from shares issued in merger (Note 12)	—	—	—	280,321,370
Reinvestment of distributions	2,942,103	3,560,074	4,461,397	3,167,174
	49,198,971	46,259,890	146,166,459	417,866,327
Cost of shares redeemed	(86,402,516)	(69,588,071)	(72,111,199)	(122,765,133)
Net increase (decrease) in net assets resulting from capital share transactions	(37,203,545)	(23,328,181)	74,055,260	295,101,194
Net increase in net assets	37,232,304	62,214,132	158,720,114	406,722,226

NET ASSETS:
Beginning of year or period	427,266,112	365,051,980	417,687,212	10,964,986
End of year or period	$464,498,416	$427,266,112	$576,407,326	$417,687,212
Undistributed net investment income at end of year or period	$2,651,601	$1,214,822	$2,939,076	$2,336,550

See Accompanying Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large Cap Growth Fund		Voya Small Company Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013
FROM OPERATIONS:
Net investment income	$400,198	$267,722	$1,126,061	$1,551,797
Net realized gain (loss)	4,900,960	(220,133)	48,183,627	31,751,595
Net change in unrealized appreciation	13,507,869	10,815,494	32,592,536	64,255,786
Increase in net assets resulting from operations	18,809,027	10,863,083	81,902,224	97,559,178

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,495)	(1,076)	—	—
Class C	—	(458)	—	—
Class I	(207,453)	(219,733)	—	(1,091,541)
Class R	—	(581)	—	—
Class R6	(112,567)	—	—	—
Class W	(4,980)	(1,845)	—	(1,247)
Net realized gains:
Class A	(27,866)	—	(5,164,108)	(4,122,794)
Class B	—	—	(100,608)	(93,982)
Class C	(19,657)	—	(650,846)	(430,640)
Class I	(1,071,930)	—	(38,732,889)	(24,511,039)
Class O	—	—	(224,395)	(154,326)
Class R	(6,520)	—	—	—
Class R6	(575,814)	—	(1,010,769)	—
Class W	(26,402)	—	(60,451)	(85,522)
Total distributions	(2,056,684)	(223,693)	(45,944,066)	(30,491,091)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	76,826,754	62,242,477	143,704,366	158,392,918
Reinvestment of distributions	2,036,714	222,091	45,094,149	29,638,017
	78,863,468	62,464,568	188,798,515	188,030,935
Cost of shares redeemed	(58,450,740)	(28,106,737)	(149,182,404)	(123,117,985)
Net increase in net assets resulting from capital share transactions	20,412,728	34,357,831	39,616,111	64,912,950
Net increase in net assets	37,165,071	44,997,221	75,574,269	131,981,037

NET ASSETS:
Beginning of year or period	81,525,250	36,528,029	476,598,766	344,617,729
End of year or period	$118,690,321	$81,525,250	$552,173,035	$476,598,766
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$172,439	$100,731	$1,103,838	$(22,223)

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from																	Supplemental
		investment			Less Distributions							Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From Net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)	Expenses net of fee waivers and/or recoupments if any(2) (3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Core Equity Research Fund
Class A
05-31-14	15.12	0.18	2.69	2.87	0.12	—	—	0.12	—	17.87	19.10	1.21	1.10		1.10		1.05		363,999	84
05-31-13	12.18	0.13•	2.95	3.08	0.14	—	—	0.14	—	15.12	25.50	1.23	1.08		1.08		0.99		336,884	59
05-31-12	12.44	0.12	(0.29)	(0.17)	0.09	—	—	0.09	—	12.18	(1.29)	1.26	1.08		1.08		0.98		300,026	71
05-31-11	10.01	0.06	2.42	2.48	0.05	—	—	0.05	—	12.44	24.81	1.26	1.08	†	1.08	†	0.56	†	341,327	75
05-31-10	8.77	0.05	1.26	1.31	0.07	—	—	0.07	—	10.01	15.05	1.27	1.08	†	1.08	†	0.50	†	294,790	124
Class B
05-31-14	14.79	0.05•	2.65	2.70	0.01	—	—	0.01	—	17.48	18.27	1.96	1.85		1.85		0.29		2,122	84
05-31-13	11.91	0.03•	2.88	2.91	0.03	—	—	0.03	—	14.79	24.50	1.98	1.83		1.83		0.22		2,412	59
05-31-12	12.18	0.03•	(0.28)	(0.25)	0.02	—	—	0.02	—	11.91	(2.06)	2.01	1.83		1.83		0.23		3,118	71
05-31-11	9.83	(0.02)	2.37	2.35	—	—	—	—	—	12.18	23.91	2.01	1.83	†	1.83	†	(0.19	)†	6,206	75
05-31-10	8.63	(0.02)	1.24	1.22	0.02	—	—	0.02	—	9.83	14.11	2.02	1.83	†	1.83	†	(0.23	)†	10,829	124
Class C
05-31-14	14.68	0.05	2.63	2.68	0.02	—	—	0.02	—	17.34	18.25	1.96	1.85		1.85		0.31		12,487	84
05-31-13	11.83	0.03	2.87	2.90	0.05	—	—	0.05	—	14.68	24.57	1.98	1.83		1.83		0.24		11,009	59
05-31-12	12.11	0.03	(0.29)	(0.26)	0.02	—	—	0.02	—	11.83	(2.09)	2.01	1.83		1.83		0.23		9,488	71
05-31-11	9.77	(0.02)	2.36	2.34	—	—	—	—	—	12.11	23.95	2.01	1.83	†	1.83	†	(0.19	)†	11,150	75
05-31-10	8.58	(0.02)	1.23	1.21	0.02	—	—	0.02	—	9.77	14.11	2.02	1.83	†	1.83	†	(0.24	)†	10,500	124
Class I
05-31-14	15.19	0.22•	2.72	2.94	0.18	—	—	0.18	—	17.95	19.46	0.89	0.79		0.79		1.35		33,779	84
05-31-13	12.23	0.18•	2.96	3.14	0.18	—	—	0.18	—	15.19	25.95	0.92	0.75		0.75		1.33		45,163	59
05-31-12	12.49	0.15	(0.28)	(0.13)	0.13	—	—	0.13	—	12.23	(0.97)	0.96	0.75		0.75		1.23		31,518	71
05-31-11	10.04	0.10	2.42	2.52	0.07	—	—	0.07	—	12.49	25.25	0.95	0.77	†	0.77	†	0.89	†	53,006	75
05-31-10	8.80	0.07	1.27	1.34	0.10	—	—	0.10	—	10.04	15.26	1.02	0.83	†	0.83	†	0.66	†	42,057	124
Class O
05-31-14	15.10	0.17	2.70	2.87	0.12	—	—	0.12	—	17.85	19.13	1.21	1.10		1.10		1.05		26,639	84
05-31-13	12.16	0.14	2.94	3.08	0.14	—	—	0.14	—	15.10	25.56	1.23	1.08		1.08		0.99		21,773	59
05-31-12	12.43	0.12	(0.30)	(0.18)	0.09	—	—	0.09	—	12.16	(1.36)	1.26	1.08		1.08		0.98		18,409	71
05-31-11	10.00	0.06	2.42	2.48	0.05	—	—	0.05	—	12.43	24.85	1.26	1.08	†	1.08	†	0.56	†	18,504	75
05-31-10	8.77	0.05	1.26	1.31	0.08	—	—	0.08	—	10.00	14.97	1.27	1.08	†	1.08	†	0.49	†	13,899	124
Class R
05-31-14	15.06	0.13	2.70	2.83	0.09	—	—	0.09	—	17.80	18.87	1.46	1.35		1.35		0.81		5	84
05-31-13	12.16	0.10	2.94	3.04	0.14	—	—	0.14	—	15.06	25.17	1.48	1.33		1.33		0.74		4	59
08-05-11(4) -
05-31-12	10.85	0.06	1.31	1.37	0.06	—	—	0.06	—	12.16	12.70	1.51	1.33		1.33		0.83		3	71

See Accompanying Notes to Financial Statements

20

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss)
		from
		investment																		Supplemental
		operations				Less Distributions							Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Core Equity Research Fund (continued)
Class R6
09-30-13(4) -
05-31-14	15.97	0.09	•	2.00	2.09	0.10	—	—	0.10	—	17.96	13.15	0.85	0.74		0.74		0.84		1,903	84
Class W
05-31-14	15.16	0.22	•	2.71	2.93	0.17	—	—	0.17	—	17.92	19.45	0.96	0.85		0.85		1.32		23,564	84
05-31-13	12.22	0.15		2.98	3.13	0.19	—	—	0.19	—	15.16	25.88	0.98	0.83		0.83		1.33		10,021	59
05-31-12	12.49	0.15	•	(0.30)	(0.15)	0.12	—	—	0.12	—	12.22	(1.10)	1.01	0.83		0.83		1.18		2,488	71
05-31-11	10.05	0.08		2.43	2.51	0.07	—	—	0.07	—	12.49	25.10	1.01	0.83	†	0.83	†	0.85	†	92	75
06-12-09(4) -
05-31-10	9.03	0.07	•	1.05	1.12	0.10	—	—	0.10	—	10.05	12.44	1.02	0.83	†	0.83	†	0.73	†	3	124
Voya Corporate Leaders 100 Fund
Class A
05-31-14	13.99	0.19		2.64	2.83	0.17	—	—	0.17	—	16.65	20.37	0.97	0.90		0.90		1.28		248,851	14
05-31-13	10.99	0.19	•	3.02	3.21	0.16	0.05	—	0.21	—	13.99	29.58	0.96	0.90		0.90		1.56		200,599	23
05-31-12	11.34	0.15	•	(0.33)	(0.18)	0.17	—	—	0.17	—	10.99	(1.46)	1.85	0.90		0.90		1.43		7,431	92
05-31-11	9.15	0.19	•	2.19	2.38	0.19	—	—	0.19	—	11.34	26.17	1.72	0.90	†	0.90	†	1.85	†	8,785	33
05-31-10	7.60	0.11		1.55	1.66	0.11	—	—	0.11	—	9.15	21.83	1.74	0.90	†	0.90	†	1.31	†	6,832	54
Class B
05-31-14	13.95	0.08	•	2.64	2.72	0.05	—	—	0.05	—	16.62	19.55	1.72	1.65		1.65		0.53		1,976	14
05-31-13	10.94	0.08		3.04	3.12	0.06	0.05	—	0.11	—	13.95	28.71	1.71	1.65		1.65		0.79		1,989	23
05-31-12	11.28	0.08		(0.34)	(0.26)	0.08	—	—	0.08	—	10.94	(2.23)	2.60	1.65		1.65		0.70		258	92
05-31-11	9.10	0.12	•	2.17	2.29	0.11	—	—	0.11	—	11.28	25.28	2.47	1.65	†	1.65	†	1.17	†	230	33
05-31-10	7.56	0.05	•	1.55	1.60	0.06	—	—	0.06	—	9.10	21.15	2.49	1.65	†	1.65	†	0.56	†	203	54
Class C
05-31-14	13.97	0.12	•	2.63	2.75	0.12	—	—	0.12	—	16.60	19.78	1.72	1.40		1.40		0.79		51,134	14
05-31-13	10.98	0.12		3.03	3.15	0.11	0.05	—	0.16	—	13.97	28.94	1.71	1.40		1.40		1.05		26,086	23
05-31-12	11.36	0.07		(0.32)	(0.25)	0.13	—	—	0.13	—	10.98	(2.15)	2.60	1.65		1.65		0.71		1,346	92
05-31-11	9.10	0.12	•	2.17	2.29	0.03	—	—	0.03	—	11.36	25.23	2.47	1.65	†	1.65	†	1.22	†	681	33
05-31-10	7.55	0.05	•	1.56	1.61	0.06	—	—	0.06	—	9.10	21.29	2.49	1.65	†	1.65	†	0.56	†	600	54
Class I
05-31-14	13.99	0.24	•	2.64	2.88	0.22	—	—	0.22	—	16.65	20.75	0.58	0.58		0.58		1.60		152,651	14
05-31-13	10.98	0.25	•	2.98	3.23	0.17	0.05	—	0.22	—	13.99	29.85	0.61	0.60		0.60		1.96		98,747	23
05-31-12	11.34	0.18		(0.33)	(0.15)	0.21	—	—	0.21	—	10.98	(1.22)	1.60	0.65		0.65		1.69		85	92
05-31-11	9.15	0.22	•	2.18	2.40	0.21	—	—	0.21	—	11.34	26.47	1.43	0.61	†	0.61	†	2.12	†	80	33
05-31-10	7.60	0.14		1.54	1.68	0.13	—	—	0.13	—	9.15	22.07	1.49	0.65	†	0.65	†	1.56	†	62	54
Class O
05-31-14	13.97	0.20		2.63	2.83	0.17	—	—	0.17	—	16.63	20.39	0.97	0.90		0.90		1.28		82,276	14
05-31-13	10.98	0.19	•	3.02	3.21	0.17	0.05	—	0.22	—	13.97	29.63	0.96	0.90		0.90		1.56		70,197	23
03-23-12(4) -
05-31-12	11.70	0.04	•	(0.76)	(0.72)	—	—	—	—	—	10.98	(6.15)	1.85	0.90		0.90		1.62		3	92

See Accompanying Notes to Financial Statements

21

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss)
		from
		investment																	Supplemental
		operations				Less Distributions							Ratios to average net assets						Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)	($000’s)	(%)
Voya Corporate Leaders 100 Fund (continued)
Class R
05-31-14	13.94	0.16	•	2.64	2.80	0.16	—	—	0.16	—	16.58	20.17	1.22	1.15		1.15		1.04	31,958	14
05-31-13	10.98	0.16	•	3.02	3.18	0.17	0.05	—	0.22	—	13.94	29.35	1.21	1.15		1.15		1.27	17,650	23
03-23-12(4) -
05-31-12	11.70	0.04	•	(0.76)	(0.72)	—	—	—	—	—	10.98	(6.15)	2.10	1.15		1.15		2.15	3	92
Class W
05-31-14	14.02	0.24	•	2.63	2.87	0.22	—	—	0.22	—	16.67	20.58	0.72	0.65		0.65		1.53	7,561	14
05-31-13	11.01	0.21	•	3.03	3.24	0.18	0.05	—	0.23	—	14.02	29.82	0.71	0.65		0.65		1.69	2,420	23
05-31-12	11.36	0.18	•	(0.32)	(0.14)	0.21	—	—	0.21	—	11.01	(1.14)	1.60	0.65		0.65		1.67	1,840	92
05-31-11	9.17	0.21	•	2.19	2.40	0.21	—	—	0.21	—	11.36	26.40	1.47	0.65	†	0.65	†	2.08 †	2,167	33
05-31-10	7.61	0.14		1.55	1.69	0.13	—	—	0.13	—	9.17	22.17	1.49	0.65	†	0.65	†	1.56 †	1,507	54
Voya Large Cap Growth Fund
Class A
05-31-14	11.61	0.00	*	2.35	2.35	0.03	0.20	—	0.23	—	13.73	20.40	1.23	1.09		1.09		0.11	2,090	75
05-31-13	9.60	0.03		2.04	2.07	0.06	—	—	0.06	—	11.61	21.59	1.51	1.16		1.16		0.26	665	117
03-01-12(4) -
05-31-12	10.00	0.01		(0.41)	(0.40)	—	—	—	—	—	9.60	(4.00)	1.53	1.15		1.15		0.32	29	22
Class C
05-31-14	11.52	(0.07)		2.29	2.22	—	0.20	—	0.20	—	13.54	19.45	1.98	1.84		1.84		(0.63)	1,614	75
05-31-13	9.58	(0.06)		2.04	1.98	0.04	—	—	0.04	—	11.52	20.70	2.26	1.91		1.91		(0.58)	694	117
03-01-12(4) -
05-31-12	10.00	(0.00	)*	(0.42)	(0.42)	—	—	—	—	—	9.58	(4.20)	2.28	1.90		1.90		(0.26)	10	22
Class I
05-31-14	11.65	0.06		2.32	2.38	0.04	0.20	—	0.24	—	13.79	20.63	0.94	0.80		0.80		0.41	67,359	75
05-31-13	9.61	0.06	•	2.05	2.11	0.07	—	—	0.07	—	11.65	22.01	1.13	0.86		0.86		0.53	78,950	117
03-01-12(4) -
05-31-12	10.00	0.01		(0.40)	(0.39)	—	—	—	—	—	9.61	(3.90)	1.23	0.85		0.85		0.65	36,417	22
Class R
05-31-14	11.61	(0.02)		2.33	2.31	—	0.20	—	0.20	—	13.72	20.07	1.48	1.34		1.34		(0.13)	500	75
05-31-13	9.60	0.00	*	2.04	2.04	0.03	—	—	0.03	—	11.61	21.31	1.76	1.41		1.41		0.07	269	117
03-01-12(4) -
05-31-12	10.00	0.01		(0.41)	(0.40)	—	—	—	—	—	9.60	(4.00)	1.78	1.40		1.40		0.49	69	22
Class R6
05-31-14	11.65	0.05	•	2.34	2.39	0.04	0.20	—	0.24	—	13.80	20.73	0.94	0.80		0.80		0.42	46,292	75
05-31-13(4) -
05-31-13	11.65	0.00	*	0.00 *	0.00	—	—	—	—	—	11.65	0.00	1.08	0.81		0.81		0.58	3	117
Class W
05-31-14	11.64	0.03		2.35	2.38	0.04	0.20	—	0.24	—	13.78	20.64	0.98	0.84		0.84		0.35	836	75
05-31-13	9.61	0.05		2.04	2.09	0.06	—	—	0.06	—	11.64	21.86	1.26	0.91		0.91		0.62	944	117
03-01-12(4) -
05-31-12	10.00	0.01		(0.40)	(0.39)	—	—	—	—	—	9.61	(3.90)	1.28	0.90		0.90		0.54	3	22

See Accompanying Notes to Financial Statements

22

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss)
		from
		investment																	Supplemental
		operations			Less Distributions							Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Small Company Fund
Class A
05-31-14	15.08	(0.01)	2.55	2.54	—	1.61	—	1.61	—	16.01	17.12	1.35	1.35		1.35		(0.05)		51,543	34
05-31-13	13.04	0.01	3.16	3.17	—	1.13	—	1.13	—	15.08	25.86	1.41	1.41		1.41		0.08		51,827	55
05-31-12	14.65	(0.03)	(0.87)	(0.90)	—	0.71	—	0.71	—	13.04	(5.80)	1.48	1.48		1.48		(0.18)		56,759	60
05-31-11	11.70	(0.03)	2.98	2.95	—	—	—	—	—	14.65	25.21	1.47	1.47	†	1.47	†	(0.20	)†	87,730	68
05-31-10	8.89	(0.01)	2.82	2.81	—	—	—	—	—	11.70	31.61	1.47	1.47	†	1.47	†	(0.10	)†	80,060	97
Class B
05-31-14	13.79	(0.12)•	2.33	2.21	—	1.61	—	1.61	—	14.39	16.29	2.10	2.10		2.10		(0.81)		830	34
05-31-13	12.10	(0.09)•	2.91	2.82	—	1.13	—	1.13	—	13.79	24.93	2.16	2.16		2.16		(0.68)		1,032	55
05-31-12	13.76	(0.14)	(0.81)	(0.95)	—	0.71	—	0.71	—	12.10	(6.55)	2.23	2.23		2.23		(0.93)		1,255	60
05-31-11	11.07	(0.11)•	2.80	2.69	—	—	—	—	—	13.76	24.30	2.22	2.22	†	2.22	†	(0.93	)†	2,071	68
05-31-10	8.47	(0.08)	2.68	2.60	—	—	—	—	—	11.07	30.70	2.22	2.22	†	2.22	†	(0.86	)†	3,164	97
Class C
05-31-14	13.66	(0.11)	2.29	2.18	—	1.61	—	1.61	—	14.23	16.23	2.10	2.10		2.10		(0.80)		6,452	34
05-31-13	11.99	(0.09)	2.89	2.80	—	1.13	—	1.13	—	13.66	25.01	2.16	2.16		2.16		(0.67)		5,607	55
05-31-12	13.64	(0.12)	(0.82)	(0.94)	—	0.71	—	0.71	—	11.99	(6.54)	2.23	2.23		2.23		(0.93)		5,119	60
05-31-11	10.98	(0.11)•	2.77	2.66	—	—	—	—	—	13.64	24.23	2.22	2.22	†	2.22	†	(0.95	)†	7,128	68
05-31-10	8.40	(0.08)	2.66	2.58	—	—	—	—	—	10.98	30.71	2.22	2.22	†	2.22	†	(0.86	)†	6,895	97
Class I
05-31-14	16.66	0.04	2.82	2.86	—	1.61	—	1.61	—	17.91	17.43	1.14	1.04		1.04		0.26		475,469	34
05-31-13	14.29	0.07	3.49	3.56	0.05	1.14	—	1.19	—	16.66	26.40	1.16	1.04		1.04		0.45		415,044	55
05-31-12	15.95	0.04	(0.96)	(0.92)	0.03	0.71	—	0.74	—	14.29	(5.42)	1.19	1.04		1.04		0.25		278,353	60
05-31-11	12.69	0.02	3.24	3.26	—	—	—	—	—	15.95	25.69	1.19	1.07	†	1.07	†	0.19	†	280,576	68
05-31-10	9.61	0.01	3.07	3.08	—	—	—	—	—	12.69	32.05	1.22	1.22	†	1.22	†	0.15	†	60,027	97
Class O
05-31-14	15.07	(0.01)	2.54	2.53	—	1.61	—	1.61	—	15.99	17.07	1.35	1.35		1.35		(0.05)		2,308	34
05-31-13	13.03	0.01	3.16	3.17	—	1.13	—	1.13	—	15.07	25.88	1.41	1.41		1.41		0.08		2,095	55
05-31-12	14.64	(0.03)	(0.87)	(0.90)	—	0.71	—	0.71	—	13.03	(5.80)	1.48	1.48		1.48		(0.20)		1,844	60
05-31-11	11.69	(0.02)	2.97	2.95	—	—	—	—	—	14.64	25.24	1.47	1.47	†	1.47	†	(0.21	)†	2,446	68
05-31-10	8.88	(0.01)	2.82	2.81	—	—	—	—	—	11.69	31.64	1.47	1.47	†	1.47	†	(0.10	)†	1,520	97
Class R6
05-31-14	16.66	0.05	2.83	2.88	—	1.61	—	1.61	—	17.93	17.56	0.99	0.99		0.99		0.33		14,579	34
05-31-13(4) -
05-31-13	16.66	0.00 *	0.00 *	0.00 *	—	—	—	—	—	16.66	0.00	1.04	1.04		1.04		0.51		3	55

See Accompanying Notes to Financial Statements

23

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss)
		from
		investment																		Supplemental
		operations				Less Distributions							Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Small Company Fund (continued)
Class W
05-31-14	16.64	0.03		2.82	2.85	—	1.61	—	1.61	—	17.88	17.39	1.10	1.10		1.10		0.17		991	34
05-31-13	14.26	0.05		3.48	3.53	0.01	1.14	—	1.15	—	16.64	26.24	1.16	1.16		1.16		0.33		992	55
05-31-12	15.93	0.01		(0.96)	(0.95)	0.01	0.71	—	0.72	—	14.26	(5.62)	1.23	1.23		1.23		0.05		1,287	60
05-31-11	12.69	0.00	*	3.24	3.24	—	—	—	—	—	15.93	25.53	1.22	1.22	†	1.22	†	0.01	†	1,698	68
06-12-09(4) -
05-31-10	9.93	0.01		2.75	2.76	—	—	—	—	—	12.69	27.79	1.22	1.22	†	1.22	†	0.13	†	322	97

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014

NOTE 1 — ORGANIZATION

Voya Series Fund, Inc. (formerly, ING Series Fund, Inc.) (the “Company”) is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eight separate active investment series which comprise the Company. The four series (each, a “Fund;” collectively, the “Funds”) that are in this report are: Voya Core Equity Research Fund (“Core Equity Research”), Voya Corporate Leaders 100 Fund (“Corporate Leaders 100”), Voya Large Cap Growth Fund (“Large Cap Growth”), and Voya Small Company Fund (“Small Company”), each a diversified series of the Company.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to each Fund. Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS” or the “Administrator”), a Delaware limited liability company, serves as Administrator to each Fund. Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“VID” or the “Distributor”), a Delaware limited liability company, is the principal underwriter of the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are fair valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Directors (the ‘‘Board’’), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including

25

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s Valuation Procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the

U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, each Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee”

26

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the year ended May 31, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition.

Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to

27

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments.

While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin)

28

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2014, Core Equity Research, and Corporate Leaders 100 purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended May 31, 2014, Core Equity Research and Corporate Leaders 100 had average notional values on futures contracts purchased of $2,687,136 and $7,370,571, respectively. Please refer to the table following the Summary Portfolio of Investments for open futures contracts for both Core Equity Research and Corporate Leaders 100 at May 31, 2014.

F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Corporate Leaders 100, Large Cap Growth and Small Company declare and pay dividends annually. Core Equity Research declares and pays dividends semi-annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule

29

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2014, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Core Equity Research	$363,827,739	$396,833,147
Corporate Leaders 100	143,655,957	68,489,289
Large Cap Growth	94,303,098	74,993,454
Small Company	174,998,978	184,045,979

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Core Equity Research — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for Corporate Leaders 100 — 0.400% on the first $500 million, 0.350% on the next $500 million and 0.300% in excess of $1 billion; for Large Cap Growth — 0.700% on all assets; and for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM for each of the Funds. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

VFS acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, VFS is entitled to receive from Core Equity Research and Small Company a fee at an annual rate of 0.08% of each Fund’s average daily net assets. For Corporate Leaders 100 and Large Cap Growth, VFS is entitled to receive a fee at an annual rate of 0.10% of each Fund’s average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, Class R6, and Class W, of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

	Class A	Class B	Class C		Class O	Class R
Core Equity Research	0.25%	1.00%	1.00%		0.25%	0.50%
Corporate Leaders 100	0.25%	1.00%	1.00	%(1)	0.25%	0.50%
Large Cap Growth	0.25%	N/A	1.00%		N/A	0.50%
Small Company	0.25%	1.00%	1.00%		0.25%	N/A

(1)	The Distributor has agreed to waive 0.25% of the distribution fee through October 1, 2014. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred

30

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the year ended May 31, 2014, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:
Core Equity Research	$7,715	$—
Corporate Leaders 100	116,428	—
Large Cap Growth	3,731	—
Small Company	6,725	—
Contingent Deferred Sales Charges:
Core Equity Research	$260	$396
Corporate Leaders 100	—	377
Large Cap Growth	—	126
Small Company	—	34

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2014, the following direct or indirect, wholly-owned subsidiary of Voya Financial Inc. (formerly, ING U.S. Inc.) or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
ING National Trust	Core Equity Research	5.78%
	Corporate Leaders 100	6.65
	Small Company	6.36
Voya Capital Allocation Fund	Large Cap Growth	18.31
Voya Global Target Payment Fund	Large Cap Growth	20.49

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds’ equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the

Fund is reflected as brokerage commission recapture in the Statements of Operations.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by Voya Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2014, the Funds did not have any payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

	Class	Class	Class	Class	Class	Class	Class	Class
	A	B	C	I	O	R	R6	W
Core Equity Research(1)	1.25%	2.00%	2.00%	0.89%	1.25%	1.50%	0.74%	1.00%
Corporate Leaders 100	0.90%	1.65%	1.45%	0.65%	0.90%	1.15%	N/A	0.65%
Large Cap Growth(2)	1.15%	N/A	1.90%	0.90%	N/A	1.40%	0.80%	0.90%
Small Company(2)	1.50%	2.25%	2.25%	1.25%	1.50%	N/A	1.04%	1.25%

(1)	Prior to September 30, 2013, the expense limitations were 1.08%, 1.83%, 1.83%, 0.83%, 1.08%, 1.33% and 0.83% for Class A, Class B, Class C, Class I, Class O, Class R and Class W, respectively. Prior to September 30, 2013, pursuant to a side letter agreement, the expense limit for Class I was 0.75%.

(2)	Pursuant to side letter agreements, through October 1, 2014, the Investment Adviser has agreed to waive expenses so that the expense limit for Class I of Large Cap Growth is 0.85% and the expense limit for Class I of Small Company is 1.04%. Each side letter agreement will continue unless: (i) the Board approves a modification or termination of each side letter agreement; or (ii) the Management Agreement or the expense limitation agreement has been terminated.

The Investment Adviser may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser

31

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

are reflected on the accompanying Statement of Assets and Liabilities. As of May 31, 2014, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2015	2016	2017	Total
Core Equity Research	$685,965	$573,932	$434,557	$1,694,454
Corporate Leaders 100	101,902	74,645	—	176,547
Large Cap Growth	30,088	139,442	144,094	313,624
Small Company	—	1,323	—	1,323

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2014, are as follows:

	May 31,
	2015	2016	2017	Total
Core Equity Research
Class A	$—	$—	$26,532	$26,532
Class B	—	—	185	185
Class C	—	—	878	878
Class I	12,845	7,548	—	20,393
Class O	—	—	1,780	1,780
Class R	—	—	1	1
Class R6	—	—	472	472
Class W	—	—	959	959
Corporate Leaders 100
Class A	—	83,395	146,250	229,645
Class B	—	897	1,302	2,199
Class C	—	10,534	23,740	34,274
Class O	—	28,594	49,916	78,510
Class R	—	5,769	16,521	22,290
Class W	—	949	3,697	4,646
Large Cap Growth
Class A	—	353	—	353
Class C	—	397	—	397
Class R	—	245	—	245
Class W	—	440	—	440
Small Company
Class I	407,113	407,776	437,130	1,252,019

Each Expense Limitation Agreement is contractual through October 1, 2014 (except Core Equity Research which is through October 1, 2016) and shall renew automatically for one-year terms unless: (i) Voya Investments provides 90 days written notice of its termination and such termination is approved by the Board; or (iii) the Management Agreement has been terminated.

NOTE 9 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended May 31, 2014:

			Approximate
			Weighted
		Approximate	Average
		Average Daily	Interest Rate
	Days	Balance For	For Days
Fund	Utilized	Days Utilized	Utilized
Core Equity Research	1	$2,135,000	1.08%
Large Cap Growth	1	1,021,000	1.08
Small Company	4	735,000	1.08

32

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

					Net increase		Proceeds
		Shares	Reinvestment		(decrease)		from shares	Reinvestment
	Shares	issued in	of	Shares	in shares	Shares	issued in	of	Shares	Net increase
	sold	merger	distributions	redeemed	outstanding	sold	merger	distributions	redeemed	(decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Core Equity Research
Class A
5/31/2014	397,092	—	148,679	(2,464,974)	(1,919,203)	6,604,104	—	2,379,134	(40,774,644)	(31,791,406)
5/31/2013	1,008,420	—	230,265	(3,592,529)	(2,353,844)	13,515,957	—	2,986,995	(48,894,678)	(32,391,726)
Class B
5/31/2014	8,996	—	92	(50,740)	(41,652)	138,880	—	1,523	(827,553)	(687,150)
5/31/2013	8,865	—	455	(108,160)	(98,840)	115,870	—	5,926	(1,405,609)	(1,283,813)
Class C
5/31/2014	66,556	—	630	(96,985)	(29,799)	1,048,975	—	10,330	(1,546,236)	(486,931)
5/31/2013	57,589	—	2,282	(111,941)	(52,070)	775,368	—	29,237	(1,494,447)	(689,842)
Class I
5/31/2014	276,499	—	25,119	(1,393,846)	(1,092,228)	4,578,316	—	396,980	(22,543,750)	(17,568,454)
5/31/2013	1,032,022	—	35,920	(670,982)	396,960	14,193,356	—	467,525	(9,014,786)	5,646,095
Class O
5/31/2014	285,606	—	170	(235,460)	50,316	4,703,419	—	2,711	(3,872,875)	833,255
5/31/2013	286,624	—	265	(358,201)	(71,312)	3,881,117	—	3,433	(4,929,726)	(1,045,176)
Class R
5/31/2014	—	—	—	—	—	—	—	—	—	—
5/31/2013	—	—	—	—	—	—	—	—	—	—
Class R6
9/30/2013(1)-
5/31/2014	867,236	—	367	(761,639)	105,964	14,260,897	—	6,151	(12,714,607)	1,552,441
Class W
5/31/2014	891,952	—	9,010	(246,900)	654,062	14,922,277	—	145,274	(4,122,851)	10,944,700
5/31/2013	733,309	—	5,127	(280,884)	457,552	10,218,148	—	66,958	(3,848,825)	6,436,281
Corporate Leaders 100
Class A
5/31/2014	2,483,893	—	142,839	(2,021,107)	605,625	38,334,721	—	2,178,297	(31,044,632)	9,468,386
5/31/2013	579,775	15,735,727	144,980	(2,799,472)	13,661,010	7,365,840	179,682,662	1,745,216	(44,215,340)	144,578,378
Class B
5/31/2014	5,066	—	433	(29,182)	(23,683)	77,210	—	6,621	(438,908)	(355,077)
5/31/2013	1,443	163,717	1,122	(47,341)	118,941	18,197	1,868,522	13,479	(2,533,835)	(633,637)
Class C
5/31/2014	1,440,224	—	14,032	(242,475)	1,211,781	22,253,280	—	213,846	(3,678,249)	18,788,877
5/31/2013	263,721	1,779,192	13,608	(311,309)	1,745,212	3,245,893	20,317,331	163,454	(17,117,808)	6,608,870
Class I
5/31/2014	3,607,896	—	110,767	(1,610,459)	2,108,204	55,875,836	—	1,686,992	(24,432,022)	33,130,806
5/31/2013	7,362,110	694,763	87,636	(1,094,510)	7,049,999	88,477,778	7,918,519	1,053,637	(46,650,764)	50,799,170
Class O
5/31/2014	481,574	—	2,304	(562,007)	(78,129)	7,387,568	—	35,089	(8,566,208)	(1,143,551)
5/31/2013	541,836	5,246,649	2,496	(766,987)	5,023,994	23,253,925	59,815,226	30,048	(9,655,525)	73,443,674
Class R
5/31/2014	778,044	—	16,932	(133,904)	661,072	11,761,595	—	257,376	(2,052,462)	9,966,509
5/31/2013	464,828	941,193	10,320	(150,476)	1,265,865	11,278,244	10,715,819	123,891	(1,878,182)	20,239,772
Class W
5/31/2014	395,308	—	5,454	(119,851)	280,911	6,014,852	—	83,176	(1,898,718)	4,199,310
5/31/2013	59,900	288	3,173	(57,912)	5,449	737,906	3,291	37,449	(713,679)	64,967

33

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

					Net increase		Proceeds
		Shares	Reinvestment		(decrease)		from shares	Reinvestment
	Shares	issued in	of	Shares	in shares	Shares	issued in	of	Shares	Net increase
	sold	merger	distributions	redeemed	outstanding	sold	merger	distributions	redeemed	(decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large Cap Growth
Class A
5/31/2014	163,883	—	2,464	(71,338)	95,009	2,094,126	—	31,243	(926,949)	1,198,420
5/31/2013	58,802	—	105	(4,672)	54,235	626,596	—	1,076	(49,438)	578,234
Class C
5/31/2014	70,754	—	1,566	(13,381)	58,939	900,416	—	19,657	(172,433)	747,640
5/31/2013	59,489	—	44	(314)	59,219	622,307	—	448	(3,235)	619,520
Class I
5/31/2014	1,852,413	—	99,108	(3,846,036)	(1,894,515)	23,556,680	—	1,261,647	(47,166,397)	(22,348,070)
5/31/2013	5,574,649	—	21,158	(2,606,518)	2,989,289	59,764,708	—	218,141	(27,856,833)	32,126,016
Class R
5/31/2014	19,859	—	514	(7,084)	13,289	245,189	—	6,520	(89,081)	162,628
5/31/2013	24,255	—	56	(8,362)	15,949	245,837	—	581	(87,703)	158,715
Class R6
5/31/2014	4,015,474	—	54,075	(714,957)	3,354,592	49,200,483	—	688,381	(8,901,917)	40,986,947
5/31/2013(1)-
5/31/2013	258	—	—	—	258	3,000	—	—	—	3,000
Class W
5/31/2014	69,128	—	2,301	(91,913)	(20,484)	829,860	—	29,266	(1,193,963)	(334,837)
5/31/2013	91,088	—	179	(10,438)	80,829	980,029	—	1,845	(109,528)	872,346
Small Company
Class A
5/31/2014	306,113	—	317,475	(840,920)	(217,332)	4,965,414	—	4,952,609	(13,542,121)	(3,624,098)
5/31/2013	288,302	—	305,653	(1,510,568)	(916,613)	3,995,109	—	3,909,299	(20,809,170)	(12,904,762)
Class B
5/31/2014	764	—	6,244	(24,171)	(17,163)	10,748	—	87,858	(352,992)	(254,386)
5/31/2013	2,245	—	6,845	(38,006)	(28,916)	27,909	—	80,363	(480,486)	(372,214)
Class C
5/31/2014	76,611	—	42,647	(76,342)	42,916	1,118,977	—	593,218	(1,101,177)	611,018
5/31/2013	44,144	—	33,146	(93,621)	(16,331)	564,904	—	385,158	(1,183,570)	(233,508)
Class I
5/31/2014	6,800,764	—	2,202,481	(7,378,144)	1,625,101	122,014,472	—	38,389,243	(131,346,041)	29,057,674
5/31/2013	10,172,468	—	1,785,328	(6,514,210)	5,443,586	153,030,573	—	25,190,985	(99,322,431)	78,899,127
Class O
5/31/2014	28,437	—	—	(23,121)	5,316	451,275	—	—	(372,167)	79,108
5/31/2013	28,313	—	—	(30,813)	(2,500)	382,902	—	—	(428,877)	(45,975)
Class R6
5/31/2014	859,649	—	57,957	(104,709)	812,897	14,691,796	—	1,010,769	(1,855,244)	13,847,321
5/31/2013(1)-
5/31/2013	180	—	—	—	180	3,000	—	—	—	3,000
Class W
5/31/2014	25,437	—	3,472	(33,088)	(4,179)	451,684	—	60,452	(612,662)	(100,526)
5/31/2013	25,424	—	5,125	(61,166)	(30,617)	388,521	—	72,212	(893,451)	(432,718)

(1) Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least

105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is

34

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2014:

Small Company

	Securities	Cash
	Loaned at	Collateral	Net
Counterparty	Value	Received (1)	Amount
Barclays Capital Inc.	$183,012	$(183,012)	$—
Citadel Securities LLC	460,096	(460,096)	—
Credit Suisse Securities USA LLC	58,434	(58,434)	—
Goldman Sachs & Company	173,285	(173,285)	—
JPMorgan Clearing Corp.	2,399,428	(2,399,428)	—
Morgan Stanley & Co. LLC	6,218,574	(6,218,574)	—
RBC Capital Markets, LLC	2,212	(2,212)	—
SG Americas Securities, LLC	4,424	(4,424)	—
Scotia Capital (USA) Inc.	455,672	(455,672)	—
Total	$9,955,137	$(9,955,137)	$—

(1)	Collateral with a fair value of $10,253,147 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — REORGANIZATIONS

On July 21, 2012, Corporate Leaders 100 (“Acquiring Fund”) acquired all of the net assets of ING Index Plus LargeCap Fund (“Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders on July 13, 2012. The purposes of the transaction were to combine two funds with comparable investment objectives, policies, restrictions, fund holdings and management. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2012, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2013, are as follows:

Net investment income	$5,347,323
Net realized and unrealized loss on investments	$121,992,791
Net increase in net assets resulting from operations	$127,340,114

Because the combined investment Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since July 21, 2012. Net assets and unrealized appreciation as of the reorganization date were as follows:

		Total	Total	Acquired
		Net Assets of	Net Assets of	Capital	Acquired
		Acquired	Acquiring	Loss	Unrealized	Fund
		Fund	Fund	Carryforwards	Appreciation	Conversion
Acquiring Fund	Acquired Fund	(000s)	(000s)	(000s)	(000s)	Ratio
Corporate Leaders 100	ING Index Plus LargeCap Fund	$11,943	$280,321	$72,197	$35,563	1.3579

The net assets of Corporate Leaders 100 after the acquisition were $292,264,293.

35

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2014:

			Accumulated
		Undistributed	Net
		Net	Realized
	Paid-in	Investment	Gains/
	Capital	Income	(Losses)
Core Equity Research	$—	$110,696	$(110,696)
Corporate Leaders 100	(7,213,761)	4,308	7,209,453
Large Cap Growth	—	5	(5)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended		Year Ended
	May 31, 2014		May 31, 2013
		Long-term		Long-term
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
Core Equity Research	$3,404,100	$—	$4,187,617	$—
Corporate Leaders 100	5,726,405	—	2,810,490	1,349,515
Large Cap Growth	1,722,223	334,461	223,693	—
Small Company	15,943,498	30,000,568	13,338,224	17,152,867

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

		Undistributed		Short-term
	Undistributed	Long-term	Unrealized	Capital
	Ordinary	Capital	Appreciation/	Loss
	Income	Gains	(Depreciation)	Carryforwards	Expiration
Core Equity Research	$2,684,944	$47,580,930	$94,629,582	$(12,206,492)	2016
				(7,644,353)	2017
				(220,274)	2018
				$(20,071,119)*

Corporate Leaders 100	2,980,448	—	173,097,109	(47,550,899)*	2017

Large Cap Growth	1,126,337	2,481,187	22,215,075	—	—

Small Company	4,322,206	19,106,552	91,213,781	(1,461,500)	2016
				(730,750)	2017
				(730,750)	2018
				$(2,923,000)*

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

36

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of May 31, 2014, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments and/or Developing and Emerging Markets (All Funds except Corporate Leaders 100).

There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Investment by Funds-of-Funds (Large Cap Growth). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 15 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. Shareholders of the Funds approved new investment

37

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Investment Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Investment Adviser and its affiliates. Currently, the Investment Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2014, the following Fund declared dividends from net investment income of:

	Per Share	Payable	Record
	Amount	Date	Date
Core Equity Research
Class A	$0.1519	July 2, 2014	June 30, 2014
Class B	$0.0797	July 2, 2014	June 30, 2014
Class C	$0.0880	July 2, 2014	June 30, 2014
Class I	$0.1766	July 2, 2014	June 30, 2014
Class O	$0.1529	July 2, 2014	June 30, 2014
Class R	$0.1301	July 2, 2014	June 30, 2014
Class R6	$0.1870	July 2, 2014	June 30, 2014
Class W	$0.1760	July 2, 2014	June 30, 2014

On May 22, 2014, the Board approved a proposal to reorganize Core Equity Research (the “Disappearing Fund”), with and into Voya Large Cap Value Fund, which is not included in this report (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund at a shareholder meeting scheduled to be held on or about December 2, 2014. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about January 16, 2015.

On July 10, 2014, the Board approved expense limit reductions for Classes A, I and W shares for Corporate Leaders 100. Effective August 1, 2014, the new side letter agreement, through October 1, 2014, is 0.81%, 1.65%, 1.45%, 0.49%, 0.90%, 1.15% and 0.56% for Class A, Class B, Class C, Class I, Class O, Class R and Class W, respectively.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

38

SUMMARY PORTFOLIO OF INVESTMENTS
VOYA CORE EQUITY RESEARCH FUND	AS OF May 31, 2014

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.0%
		Consumer Discretionary: 10.5%
162,600		Comcast Corp. - Class A	$8,487,720	1.8
99,892		Home Depot, Inc.	8,014,335	1.7
77,522		Macy’s, Inc.	4,642,793	1.0
87,300		Nike, Inc.	6,714,243	1.4
99,500		Starbucks Corp.	7,287,380	1.6
97,700		Walt Disney Co.	8,207,777	1.8
91,904		Other Securities	5,516,142	1.2
			48,870,390	10.5
		Consumer Staples: 9.5%
234,317		Altria Group, Inc.	9,738,215	2.1
64,700		Costco Wholesale Corp.	7,506,494	1.6
108,800		CVS Caremark Corp.	8,521,216	1.8
61,000		Kimberly-Clark Corp.	6,853,350	1.5
88,200		Kraft Foods Group, Inc.	5,244,372	1.1
96,339		Molson Coors Brewing Co.	6,332,362	1.4
			44,196,009	9.5
		Energy: 11.2%
91,012		ExxonMobil Corp.	9,149,436	2.0
94,600		Halliburton Co.	6,114,944	1.3
54,800		Hess Corp.	5,003,240	1.1
82,030		Occidental Petroleum Corp.	8,177,571	1.7
82,638		Schlumberger Ltd.	8,597,658	1.8
66,462		Total S.A. ADR	4,615,786	1.0
151,749		Other Securities	10,533,252	2.3
			52,191,887	11.2
		Financials: 15.3%
56,400		Ameriprise Financial, Inc.	6,351,204	1.4
99,275		Arthur J. Gallagher & Co.	4,549,773	1.0
119,083		Discover Financial Services	7,041,378	1.5
143,159		Gaming and Leisure Properties, Inc.	4,804,416	1.0
168,700		Invesco Ltd.	6,191,290	1.3
175,398		JPMorgan Chase & Co.	9,746,867	2.1
71,020		Prudential Financial, Inc.	5,835,003	1.3
190,520		Starwood Property Trust, Inc.	4,646,783	1.0
225,300		Wells Fargo & Co.	11,440,734	2.5
184,290		XL Group PLC	5,982,053	1.3
215,729		Other Securities	4,463,433	0.9
			71,052,934	15.3
		Health Care: 10.6%
66,366		Cardinal Health, Inc.	4,687,431	1.0
61,500	@	Gilead Sciences, Inc.	4,994,415	1.1
78,048		Medtronic, Inc.	4,763,269	1.0
205,582		Merck & Co., Inc.	11,894,975	2.6
353,818		Pfizer, Inc.	10,483,627	2.3
59,451		UnitedHealth Group, Inc.	4,734,083	1.0
170,400		Other Securities	7,686,593	1.6
			49,244,393	10.6

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK (continued)
	Industrials: 11.8%
73,363	Boeing Co.	$9,922,346	2.1
77,900	Caterpillar, Inc.	7,963,717	1.7
41,237	General Dynamics Corp.	4,870,914	1.1
347,184	General Electric Co.	9,301,059	2.0
35,063	Union Pacific Corp.	6,987,004	1.5
625,840	Other Securities	15,946,960	3.4
		54,992,000	11.8
	Information Technology: 18.4%
32,948	Apple, Inc.	20,856,084	4.5
72,900	Automatic Data Processing, Inc.	5,808,672	1.3
373,296	Cisco Systems, Inc.	9,190,547	2.0
108,307	Fidelity National Information Services, Inc.	5,864,824	1.3
98,087	Microchip Technology, Inc.	4,668,941	1.0
367,841	Microsoft Corp.	15,059,411	3.2
81,950	TE Connectivity Ltd.	4,872,747	1.0
379,762	Xerox Corp.	4,690,061	1.0
510,900	Other Securities	14,514,911	3.1
		85,526,198	18.4
	Materials: 4.1%
196,488	Freeport-McMoRan Copper & Gold, Inc.	6,690,416	1.5
149,576	International Paper Co.	7,124,305	1.5
49,774	LyondellBasell Industries NV - Class A	4,955,997	1.1
		18,770,718	4.1
	Telecommunication Services: 1.5%
186,522	CenturyTel, Inc.	7,026,284	1.5
	Utilities: 4.1%
189,500	CenterPoint Energy, Inc.	4,570,740	1.0
65,000	DTE Energy Co.	4,947,800	1.1
61,400	Entergy Corp.	4,630,788	1.0
83,500	Pinnacle West Capital Corp.	4,627,570	1.0
		18,776,898	4.1
	Total Common Stock (Cost $354,810,357)	450,647,711	97.0

SHORT-TERM INVESTMENTS: 2.0%
	Mutual Funds: 2.0%
9,278,079	BlackRock Liquidity Funds, TempFund,
	Institutional Class, 0.030%†† (Cost $9,278,079)	9,278,079	2.0
	Total Short-Term Investments (Cost $9,278,079)	9,278,079	2.0
	Total Investments in Securities (Cost $364,088,436)	$459,925,790	99.0
	Assets in Excess of Other Liabilities	4,572,626	1.0
	Net Assets	$464,498,416	100.0

See Accompanying Notes to Financial Statements

39

SUMMARY PORTFOLIO OF INVESTMENTS
VOYA CORE EQUITY RESEARCH FUND	AS OF MAY 31, 2014 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of May 31, 2014.

@	Non-income producing security
ADR	American Depositary Receipt

Cost for federal income tax purposes is $365,296,461.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$98,206,404
Gross Unrealized Depreciation	(3,577,075)
Net Unrealized Appreciation	$94,629,329

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2014 in valuing the assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	May 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$450,647,711	$—	$—	$450,647,711
Short-Term Investments	9,278,079	—	—	9,278,079
Total Investments, at fair value	$459,925,790	$—	$—	$459,925,790
Other Financial Instruments+
Futures	38,706	—	—	38,706
Total Assets	$459,964,496	$—	$—	$459,964,496

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

Voya Core Equity Research Fund Open Futures Contracts on May 31, 2014:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)
Long Contracts
S&P 500 E-Mini	69	06/20/14	$6,629,175	$38,706
			$6,629,175	$38,706

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2014 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets - Unrealized appreciation*	$38,706
Total Asset Derivatives		$38,706

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

40

SUMMARY PORTFOLIO OF INVESTMENTS
VOYA CORE EQUITY RESEARCH FUND	AS OF MAY 31, 2014 (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$32,583
Total	$32,583

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$76,210
Total	$76,210

See Accompanying Notes to Financial Statements

41

SUMMARY PORTFOLIO OF INVESTMENTS
VOYA CORPORATE LEADERS 100 FUND	AS OF MAY 31, 2014

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 12.7%
110,573		Comcast Corp. - Class A	$5,771,911	1.0
354,684		Ford Motor Co.	5,831,005	1.0
157,787		General Motors Co.	5,456,274	1.0
69,617		Home Depot, Inc.	5,585,372	1.0
56,359		McDonald’s Corp.	5,716,493	1.0
74,520		Nike, Inc.	5,731,333	1.0
84,765		Time Warner, Inc.	5,919,140	1.0
173,363		Twenty-First Century Fox, Inc. Class A	6,138,784	1.1
69,379		Walt Disney Co.	5,828,530	1.0
293,948		Other Securities	20,970,376	3.6
			72,949,218	12.7
		Consumer Staples: 11.1%
147,629		Altria Group, Inc.	6,135,461	1.1
140,692		Coca-Cola Co.	5,755,710	1.0
85,494		Colgate-Palmolive Co.	5,847,789	1.0
49,082		Costco Wholesale Corp.	5,694,494	1.0
73,797		CVS Caremark Corp.	5,779,781	1.0
159,302		Mondelez International, Inc.	5,992,941	1.0
66,066		PepsiCo, Inc.	5,835,610	1.0
67,640		Philip Morris International, Inc.	5,988,845	1.0
68,707		Procter & Gamble Co.	5,550,839	1.0
83,845		Walgreen Co.	6,029,294	1.1
72,099		Other Securities	5,535,040	0.9
			64,145,804	11.1
		Energy: 10.4%
64,518		Anadarko Petroleum Corp.	6,636,322	1.1
66,009		Apache Corp.	6,153,359	1.1
46,248		Chevron Corp.	5,678,792	1.0
77,899		ConocoPhillips	6,227,246	1.1
83,296		Devon Energy Corp.	6,155,574	1.1
56,093		ExxonMobil Corp.	5,639,029	1.0
92,164		Halliburton Co.	5,957,481	1.0
70,556		National Oilwell Varco, Inc.	5,776,420	1.0
57,354		Occidental Petroleum Corp.	5,717,620	1.0
56,168		Schlumberger Ltd.	5,843,719	1.0
			59,785,562	10.4
		Financials: 14.3%
109,864		American International Group, Inc.	5,940,346	1.0
98,211		Allstate Corp.	5,721,773	1.0
60,582		American Express Co.	5,543,253	1.0
44,364	@	Berkshire Hathaway, Inc.	5,693,676	1.0
72,022		Capital One Financial Corp.	5,681,815	1.0
115,981		Citigroup, Inc.	5,517,216	1.0
177,288		Morgan Stanley	5,471,108	1.0
33,447		Simon Property Group, Inc.	5,567,588	1.0
111,179		Wells Fargo & Co.	5,645,670	1.0

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK (continued)
		Financials (continued)
837,707		Other Securities	$31,526,276	5.3
			82,308,721	14.3
		Health Care: 12.7%
143,044		Abbott Laboratories	5,723,190	1.0
107,494		AbbVie, Inc.	5,840,149	1.0
75,225		Baxter International, Inc.	5,597,492	1.0
18,637	@	Biogen Idec, Inc.	5,952,099	1.0
95,125		Eli Lilly & Co.	5,694,183	1.0
79,943	@	Gilead Sciences, Inc.	6,492,171	1.1
56,243		Johnson & Johnson	5,706,415	1.0
90,715		Medtronic, Inc.	5,536,336	1.0
97,893		Merck & Co., Inc.	5,664,089	1.0
390,252		Other Securities	20,973,052	3.6
			73,179,176	12.7
		Industrials: 13.9%
40,837		3M Co.	5,821,314	1.0
44,034		Boeing Co.	5,955,599	1.0
55,141		Caterpillar, Inc.	5,637,064	1.0
41,515		FedEx Corp.	5,984,803	1.0
50,886		General Dynamics Corp.	6,010,654	1.1
211,744		General Electric Co.	5,672,622	1.0
60,297		Honeywell International, Inc.	5,616,666	1.0
34,137		Lockheed Martin Corp.	5,586,520	1.0
56,880		Norfolk Southern Corp.	5,730,660	1.0
29,666		Union Pacific Corp.	5,911,544	1.0
56,300		United Parcel Service, Inc. - Class B	5,848,444	1.0
47,734		United Technologies Corp.	5,547,645	1.0
137,639		Other Securities	10,897,905	1.8
			80,221,440	13.9
		Information Technology: 15.7%
69,535		Accenture PLC	5,663,626	1.0
10,213		Apple, Inc.	6,464,829	1.1
245,406		Cisco Systems, Inc.	6,041,896	1.1
91,319	@	Facebook, Inc.	5,780,492	1.0
171,034		Hewlett-Packard Co.	5,729,639	1.0
213,894		Intel Corp.	5,843,584	1.0
74,846		Mastercard, Inc.	5,721,977	1.0
135,980		Microsoft Corp.	5,567,021	1.0
138,490		Oracle Corp.	5,819,350	1.0
69,125		Qualcomm, Inc.	5,561,106	1.0
25,841		Visa, Inc.	5,551,422	1.0
454,790		Other Securities	26,659,069	4.5
			90,404,011	15.7
		Materials: 4.0%
113,692		Dow Chemical Co.	5,925,627	1.0
82,260		EI Du Pont de Nemours & Co.	5,701,441	1.0

42

SUMMARY PORTFOLIO OF INVESTMENTS
VOYA CORPORATE LEADERS 100 FUND	AS OF MAY 31, 2014 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK (continued)
	Materials (continued)
166,768	Freeport-McMoRan Copper & Gold, Inc.	$5,678,450	1.0
48,792	Monsanto Co.	5,945,305	1.0
		23,250,823	4.0
	Telecommunication Services: 2.0%
156,259	AT&T, Inc.	5,542,507	1.0
115,564	Verizon Communications, Inc.	5,773,577	1.0
		11,316,084	2.0
	Utilities: 2.0%
164,613	Exelon Corp.	6,062,697	1.0
126,355	Southern Co.	5,531,822	1.0
		11,594,519	2.0
	Total Common Stock (Cost $390,590,472)	569,155,358	98.8
SHORT-TERM INVESTMENTS: 0.8%
	Mutual Funds: 0.8%
4,817,068	BlackRock Liquidity Funds,
	TempFund, Institutional Class, 0.030%††
	(Cost $4,817,068)	4,817,068	0.8
	Total Short-Term Investments (Cost $4,817,068)	4,817,068	0.8
	Total Investments in Securities (Cost $395,407,540)	$573,972,426	99.6

			Percentage
			of Net
Shares		Value	Assets
SHORT-TERM INVESTMENTS
	Mutual Funds (continued)
	Assets in Excess of Other Liabilities	2,434,900	0.4
	Net Assets	$576,407,326	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of May 31, 2014.

@	Non-income producing security

 Cost for federal income tax purposes is $400,875,317.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$179,024,737
Gross Unrealized Depreciation	(5,927,628)
Net Unrealized Appreciation	$173,097,109

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2014 in valuing the assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	May 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$569,155,358	$—	$—	$569,155,358
Short-Term Investments	4,817,068	—	—	4,817,068
Total Investments, at fair value	$573,972,426	$—	$—	$573,972,426
Other Financial Instruments+
Futures	202,685	—	—	202,685
Total Assets	$574,175,111	$—	$—	$574,175,111

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

43

SUMMARY PORTFOLIO OF INVESTMENTS
VOYA CORPORATE LEADERS 100 FUND	AS OF MAY 31, 2014 (CONTINUED)

Voya Corporate Leaders 100 Fund Open Futures Contracts on May 31, 2014:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)
Long Contracts
S&P 500 E-Mini	59	06/20/14	$5,668,425	$202,685
			$5,668,425	$202,685

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2014 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets - Unrealized appreciation*	$202,685
Total Asset Derivatives		$202,685

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$2,254,527
Total	$2,254,527

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$34,135
Total	$34,135

44

SUMMARY PORTFOLIO OF INVESTMENTS
VOYA LARGE CAP GROWTH FUND	AS OF MAY 31, 2014

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 22.4%
2,677	@	Chipotle Mexican Grill, Inc.	$1,464,560	1.2
55,243		Comcast Corp. - Class A	2,883,684	2.4
27,688		Delphi Automotive PLC	1,912,133	1.6
36,377		Gap, Inc.	1,499,824	1.3
32,243		Home Depot, Inc.	2,586,856	2.2
29,552		Macy’s, Inc.	1,769,869	1.5
14,559	@	Michael Kors Holdings Ltd.	1,374,078	1.1
22,624		Nike, Inc.	1,740,012	1.5
1,477	@	Priceline.com, Inc.	1,888,536	1.6
33,007		Starbucks Corp.	2,417,433	2.0
66,810		Twenty-First Century Fox, Inc. Class A	2,365,742	2.0
15,404	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,307,800	1.1
26,392		Walt Disney Co.	2,217,192	1.9
15,460		Yum! Brands, Inc.	1,195,213	1.0
			26,622,932	22.4
		Consumer Staples: 10.3%
15,615		Costco Wholesale Corp.	1,811,652	1.5
34,522		CVS Caremark Corp.	2,703,763	2.3
28,647		Estee Lauder Cos., Inc.	2,194,933	1.8
16,617		Kimberly-Clark Corp.	1,866,920	1.6
30,310		PepsiCo, Inc.	2,677,282	2.3
20,131		Other Securities	918,779	0.8
			12,173,329	10.3
		Energy: 5.5%
15,369		Anadarko Petroleum Corp.	1,580,856	1.3
14,434		EOG Resources, Inc.	1,527,117	1.3
37,342		Halliburton Co.	2,413,787	2.1
26,326		Other Securities	954,054	0.8
			6,475,814	5.5
		Financials: 4.1%
13,309		Ameriprise Financial, Inc.	1,498,726	1.2
5,810		Blackrock, Inc.	1,771,469	1.5
20,073		Prudential Financial, Inc.	1,649,198	1.4
			4,919,393	4.1
		Health Care: 12.1%
8,497	@	Actavis PLC	1,797,456	1.5
11,975		Allergan, Inc.	2,005,334	1.7
14,265		Amgen, Inc.	1,654,597	1.4
28,480		Bristol-Myers Squibb Co.	1,416,595	1.2
23,906	@	Gilead Sciences, Inc.	1,941,406	1.6
13,638		McKesson Corp.	2,586,310	2.2
19,720		St. Jude Medical, Inc.	1,279,828	1.1
10,397		Other Securities	1,655,244	1.4
			14,336,770	12.1

			Percentage
				of Net
Shares			Value	Assets
COMMON STOCK (continued)
		Industrials: 11.9%
24,399		Ametek, Inc.	$1,295,099	1.1
18,712		Boeing Co.	2,530,798	2.1
28,628		Danaher Corp.	2,245,294	1.9
26,707		Ingersoll-Rand PLC - Class A	1,597,612	1.3
10,325		Roper Industries, Inc.	1,462,846	1.2
11,592		Union Pacific Corp.	2,309,938	2.0
47,292		Other Securities	2,694,055	2.3
			14,135,642	11.9
		Information Technology: 28.2%
9,931		Apple, Inc.	6,286,323	5.3
17,495	@	Check Point Software Technologies	1,128,078	1.0
36,404		Cognizant Technology Solutions Corp.	1,769,598	1.5
96,726		EMC Corp.	2,569,043	2.2
30,171		Facebook, Inc.	1,909,824	1.6
3,601	@	Google, Inc.	2,020,089	1.7
4,421		Google, Inc. - Class A	2,527,265	2.1
25,463		Intuit, Inc.	2,018,961	1.7
29,301		Mastercard, Inc.	2,240,062	1.9
114,377		Microsoft Corp.	4,682,594	3.9
64,799		Oracle Corp.	2,722,854	2.3
19,720		TE Connectivity Ltd.	1,172,551	1.0
7,471		Visa, Inc.	1,604,995	1.3
8,950		Other Securities	863,675	0.7
			33,515,912	28.2
		Materials: 4.7%
31,249		International Paper Co.	1,488,390	1.3
24,117		LyondellBasell Industries NV - Class A	2,401,330	2.0
15,467		Other Securities	1,665,249	1.4
			5,554,969	4.7
		Total Common Stock (Cost $94,973,496)	117,734,761	99.2
SHORT-TERM INVESTMENTS: 1.3%
		Mutual Funds: 1.3%
1,496,000		BlackRock Liquidity Funds,
		TempFund, Institutional Class,
		0.030%††
		(Cost $1,496,000)	1,496,000	1.3
		Total Short-Term Investments (Cost $1,496,000)	1,496,000	1.3
		Total Investments in Securities (Cost $96,469,496)	$119,230,761	100.5
		Liabilities in Excess of Other Assets	(540,440)	(0.5)
		Net Assets	$118,690,321	100.0

45

SUMMARY PORTFOLIO OF INVESTMENTS
VOYA LARGE CAP GROWTH FUND	AS OF MAY 31, 2014 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of May 31, 2014.

@	Non-income producing security

Cost for federal income tax purposes is $97,015,686.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,246,694
Gross Unrealized Depreciation	(1,031,619)
Net Unrealized Appreciation	$22,215,075

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2014 in valuing the assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	May 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$117,734,761	$—	$—	$117,734,761
Short-Term Investments	1,496,000	—	—	1,496,000
Total Investments, at fair value	$119,230,761	$—	$—	$119,230,761

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

46

SUMMARY PORTFOLIO OF INVESTMENTS
VOYA SMALL COMPANY FUND	AS OF May 31, 2014

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 94.9%
		Consumer Discretionary: 13.6%
101,300		Cheesecake Factory	$4,646,631	0.8
174,800		Finish Line	5,011,516	0.9
182,930		La-Z-Boy, Inc.	4,467,150	0.8
79,573	@	Life Time Fitness, Inc.	4,233,284	0.8
60,500		Vail Resorts, Inc.	4,216,245	0.8
159,400		Wolverine World Wide, Inc.	4,123,678	0.8
1,547,867		Other Securities(a)	48,212,476	8.7
			74,910,980	13.6
		Consumer Staples: 2.0%
337,657		Other Securities	10,996,463	2.0
		Energy: 6.2%
82,650	@	Carrizo Oil & Gas, Inc.	4,749,069	0.9
167,500	@	EPL Oil & Gas, Inc.	6,349,925	1.1
556,600	@	Key Energy Services, Inc.	4,480,630	0.8
80,380	@	Unit Corp.	5,105,738	0.9
1,295,300		Other Securities(a)	13,751,295	2.5
			34,436,657	6.2
		Financials: 21.8%
261,209		CubeSmart	4,764,452	0.9
614,265		DCT Industrial Trust, Inc.	4,864,979	0.9
89,573		EPR Properties	4,829,776	0.9
181,463		First American Financial Corp.	5,084,593	0.9
75,900		First Financial Holdings, Inc.	4,468,233	0.8
271,746		FirstMerit Corp.	5,073,498	0.9
151,310		LaSalle Hotel Properties	4,991,717	0.9
317,600		Radian Group, Inc.	4,579,792	0.8
24,200		Virtus Investment Partners	4,464,658	0.8
169,100		Webster Financial Corp.	5,059,472	0.9
2,490,530		Other Securities	72,345,057	13.1
			120,526,227	21.8
		Health Care: 9.8%
62,222	@	Centene Corp.	4,636,783	0.8
179,510		Healthsouth Corp.	6,304,391	1.2
1,346,415		Other Securities(a)	42,925,007	7.8
			53,866,181	9.8
		Industrials: 18.0%
149,626		Actuant Corp.	5,316,212	1.0
129,100		Barnes Group, Inc.	4,825,758	0.9
354,198		Blount International, Inc.	4,314,131	0.8
198,200		Brady Corp.	5,377,166	1.0
88,400		Clarcor, Inc.	5,174,052	0.9
74,200		Curtiss-Wright Corp.	4,943,946	0.9
241,600		Heartland Express, Inc.	5,224,600	0.9
96,128	@	HUB Group, Inc.	4,520,900	0.8
155,600		KAR Auction Services, Inc.	4,752,024	0.9
157,600	@	Orbital Sciences Corp.	4,125,968	0.7
44,900	@	Teledyne Technologies, Inc.	4,255,173	0.8

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK (continued)
		Industrials (continued)
72,596		Toro Co.	$4,688,250	0.8
89,900		Watts Water Technologies, Inc.	5,012,824	0.9
101,477		Woodward Governor Co.	4,536,022	0.8
945,703		Other Securities(a)	32,299,545	5.9
			99,366,571	18.0
		Information Technology: 15.7%
151,132	@	Cardtronics, Inc.	4,379,805	0.8
159,939	@	CommScope Holding Co., Inc.	4,228,787	0.8
180,586		EVERTEC, Inc.	4,317,811	0.8
99,100		j2 Global, Inc.	4,693,376	0.8
78,578	@	Micros Systems, Inc.	4,197,637	0.7
199,300	@	QLIK Technologies, Inc.	4,326,803	0.8
2,621,520		Other Securities	60,705,978	11.0
			86,850,197	15.7
		Materials: 4.7%
278,820		Commercial Metals Co.	4,949,055	0.9
127,200		HB Fuller Co.	6,083,976	1.1
81,240		Minerals Technologies, Inc.	5,036,880	0.9
103,868		Worthington Industries	4,185,880	0.8
251,600		Zep, Inc.	4,403,000	0.8
431,900		Other Securities (a)	1,213,639	0.2
			25,872,430	4.7
		Utilities: 3.1%
82,860		Cleco Corp.	4,311,206	0.8
117,100		El Paso Electric Co.	4,462,681	0.8
217,660		Other Securities	8,609,038	1.5
			17,382,925	3.1
		Total Common Stock (Cost $434,895,469)	524,208,631	94.9
EXCHANGE-TRADED FUNDS: 1.9%
91,200		iShares Russell 2000 Index Fund	10,292,832	1.9
		Total Exchange-Traded Funds (Cost $8,377,618)	10,292,832	1.9
		Total Long-Term Investments (Cost $443,273,087)	534,501,463	96.8

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateralcc(1): 1.8%
2,435,126	Bank of Nova Scotia, Repurchase Agreement dated 05/30/14, 0.08%, due 06/02/14 (Repurchase Amount $2,435,142, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.625%, Market Value plus accrued interest $2,483,845, due 10/29/14-11/01/43)	2,435,126	0.4

47

SUMMARY PORTFOLIO OF INVESTMENTS
VOYA SMALL COMPANY FUND	AS OF MAY 31, 2014 (CONTINUED)

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS (continued)
	Securities Lending Collateralcc(1) (continued)
2,435,126	Citigroup, Inc., Repurchase Agreement dated 05/30/14, 0.08%, due 06/02/14 (Repurchase Amount $2,435,142, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $2,483,829, due 08/15/14-09/01/50)	$2,435,126	0.4
512,643	Credit Suisse Securities, Repurchase Agreement dated 05/30/14, 0.06%, due 06/02/14 (Repurchase Amount $512,646, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $522,905, due 08/15/14-08/15/43)	512,643	0.1
2,435,126	HSBC Securities USA, Repurchase Agreement dated 05/30/14, 0.07%, due 06/02/14 (Repurchase Amount $2,435,140, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.375%, Market Value plus accrued interest $2,483,843, due 07/15/14-03/17/31)	2,435,126	0.5
2,435,126	Morgan Stanley, Repurchase Agreement dated 05/30/14, 0.08%, due 06/02/14 (Repurchase Amount $2,435,142, collateralized by various U.S. Government Agency Obligations, 2.018%-9.500%, Market Value plus accrued interest $2,483,829, due 06/01/14-02/01/48)	2,435,126	0.4
		10,253,147	1.8

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 3.2%
17,524,000	BlackRock Liquidity Funds,
	TempFund, Institutional Class,
	0.030%††
	(Cost $17,524,000)	$17,524,000	3.2
	Total Short-Term Investments (Cost $27,777,147)	27,777,147	5.0
	Total Investments in Securities (Cost $471,050,234)	$562,278,610	101.8
	Liabilities in Excess of Other
	Assets	(10,105,575)	(1.8)
	Net Assets	$552,173,035	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of May 31, 2014.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $471,064,829.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$108,658,794
Gross Unrealized Depreciation	(17,445,013)
Net Unrealized Appreciation	$91,213,781

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2014 in valuing the assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Fair Value
	(Level 1)	(Level 2)	(Level 3)	at May 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$524,208,631	$—	$—	$524,208,631
Exchange-Traded Funds	10,292,832	—	—	10,292,832
Short-Term Investments	17,524,000	10,253,147	—	27,777,147
Total Investments, at fair value	$552,025,463	$10,253,147	$—	$562,278,610

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

48

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended May 31, 2014 were as follows:

Fund Name	Type	Per Share Amount	Fund Name	Type	Per Share Amount
Voya Core Equity Research Fund			Voya Corporate Leaders 100 Fund (continued)
Class A	NII	$0.1231	Class R	NII	$0.1567
Class B	NII	$0.0117	Class W	NII	$0.2151
Class C	NII	$0.0181	Voya Large Cap Growth Fund
Class I	NII	$0.1751	Class A	NII	$0.0256
Class O	NII	$0.1238	Class C	NII	$—
Class R	NII	$0.0916	Class I	NII	$0.0395
Class R6(1)	NII	$0.1021	Class R	NII	$—
Class W	NII	$0.1674	Class R6	NII	$0.0399
Voya Corporate Leaders 100 Fund			Class W	NII	$0.0385
Class A	NII	$0.1740	All Classes	STCG	$0.1646
Class B	NII	$0.0529	All Classes	LTCG	$0.0395
Class C	NII	$0.1225	Voya Small Company Fund
Class I	NII	$0.2222	All Classes	STCG	$0.5587
Class O	NII	$0.1732	All Classes	LTCG	$1.0513

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

(1)Commenced operations September 30, 2013.

Of the ordinary distributions made during the year ended May 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Core Equity Research Fund	100.00%
Voya Corporate Leaders 100 Fund	100.00%
Voya Large Cap Growth Fund	57.71%
Voya Small Company Fund	31.72%

For the year ended May 31, 2014, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Voya Core Equity Research Fund	100.00%
Voya Corporate Leaders 100 Fund	100.00%
Voya Large Cap Growth Fund	60.03%
Voya Small Company Fund	32.03%

The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

Voya Large Cap Growth Fund	100.00%
Voya Small Company Fund	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

49

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of Voya Core Equity Research Fund, Voya Corporate Leaders 100 Fund and Voya Core Equity Research Fund was held June 6, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for each Fund with Voya Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between Voya Investments and Voya IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a modification to the current manager-of-managers policy to permit Voya Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders.

			Shares voted
		Shares voted	against or	Shares	Broker	Total Shares
	Proposal	for	withheld	abstained	non-vote	Voted
Voya Core Equity Research Fund	1*	13,358,956.394	931,895.062	1,246,513.408	3,622,261.142	19,159,626.006
	2*	13,306,266.076	994,601.365	1,236,497.923	3,622,260.642	19,159,626.006
	3*	12,680,548.152	1,600,804.157	1,256,012.556	3,622,261.141	19,159,626.006

*	Proposals deferred; adjourned to June 12, 2013

			Shares voted
		Shares voted	against or	Shares	Broker	Total Shares
	Proposal	for	withheld	abstained	non-vote	Voted
ING Corporate Leaders 100 Fund	1**	12,837,752.163	521,569.647	565,122.413	4,617,614.794	18,542,059.017
	2**	12,804,940.527	533,104.904	586,399.042	4,617,614.544	18,542,059.017
	3**	12,540,056.144	825,860.760	558,527.069	4,617,615.044	18,542,059.017

**	Proposals passed

			Shares voted
		Shares voted	against or	Shares	Broker	Total Shares
	Proposal	for	withheld	abstained	non-vote	Voted
Voya Small Company Fund	1**	12,236,886.595	496,227.776	449,432.364	2,562,961.464	15,745,508.199
	2**	12,203,255.182	516,799.707	462,491.846	2,562,961.464	15,745,508.199
	3**	11,991,039.561	717,013.759	474,493.665	2,562,961.214	15,745,508.199

**	Proposals passed

A special meeting of shareholders of Voya Core Equity Research Fund was held June 12, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

			Shares voted
		Shares voted	against or	Shares	Broker	Total Shares
	Proposal	for	withheld	abstained	non-vote	Voted
Voya Core Equity Research Fund	1***	13,595,316.321	936,756.067	1,263,722.059	3,456,893.828	19,252,688.275
	2***	13,542,614.548	999,428.557	1,253,751.842	3,456,893.328	19,252,688.275
	3***	12,914,289.896	1,609,055.286	1,272,449.516	3,456,893.577	19,252,688.275

***	Proposals passed

50

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

				Number of
				Funds in
				Fund
	Position(s)	Term of Office and	Principal	Complex
	Held with the	Length of Time	Occupation(s) -	Overseen by	Other Board Positions
Name, Address and Age	Company	Served(1)	During the Past 5 Years	Director(2)	Held by Director
Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	163	DSM/Dentaquest, Boston, MA (February 2014 - Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Director	January 2014 - Present May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	163	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	163	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	163	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 - Present	Retired.	163	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 - Present	Retired.	163	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	December 2007 - Present	Retired.	163	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 - Present	Retired.	163	Assured Guaranty Ltd. (April 2004 - Present).

51

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

				Number of
				Funds in
				Fund
	Position(s)	Term of Office and	Principal	Complex
	Held with the	Length of Time	Occupation(s) -	Overseen by	Other Board Positions
Name, Address and Age	Company	Served(1)	During the Past 5 Years	Director(2)	Held by Director
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	163	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	May 2013 - Present	Consultant (May 2001 - Present).	163	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	163	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Director who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	December 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	163	Voya Capital Corporation, LLC (formerly, ING Capital Corporation, LLC) and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (formerly, ING Investment Trust Co.) (April 2009 - Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of the Funds (as defined below, “Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Natural Resources Equity Income Fund; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of June 30, 2014.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Company as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc., or any of Voya Financial, Inc.’s affiliates.

52

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

	Position(s) Held	Term of Office and	Principal Occupation(s) -
Name, Address and Age	With the Company	Length of Time Served(1)	During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	December 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	September 2012 - Present	Senior Vice President - Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	March 2002 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).

53

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

	Position(s) Held	Term of Office and	Principal Occupation(s) -
Name, Address and Age	With the Company	Length of Time Served(1)	During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Director of Compliance, Voya Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	May 2013 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	May 2013 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1) The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

54

Investment Adviser

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

Voya Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	AR-ADEALL (0514-072514)

Annual Report

May 31, 2014

Classes A, B, C, I, O, R and W

Domestic Equity Fund

■  Voya Mid Cap Value Advantage Fund (formerly, ING SMID Cap Equity Fund)

  E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com	VoyaTM Investment Management was formerly ING U.S. Investment Management

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Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q, as well as a complete portfolio of investments, is available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Stability, opportunity and continuity

Dear Shareholder,

As the French say, the more things change, the more they stay the same. Though the global economy is slowly sputtering back to life, the world remains enthralled by old policy notions that led us to the brink of collapse in 2008. In many nations we continue to see political ideology trump economic reality, generally at the expense of the citizenry.

The world needs some new thinking, and we may get it from an unexpected source: the International Monetary Fund (the “IMF”). In recent reports, the IMF assessed key risks facing the stability of the global financial system, as the advanced and emerging economies shift from “liquidity-driven” to “growth-driven” markets. While markets are becoming more robust, the transition is far from complete, and the IMF observed that “In far too many countries, improvements in financial markets have not translated into improvements in the real economy — and in the lives of people.” Perhaps as the global economy stabilizes we will see new policy recommendations for sustaining better economic outcomes.

In the meantime, we must strive to reach our investment goals in the marketplace that now exists. It’s always true but bears repeating that you should invest to achieve your long-term goals, not to beat the market today or this week or this month. Keep your eye on your goals and don’t let yourself be distracted by attention-grabbing headlines or seemingly “hot” investment opportunities. And always thoroughly discuss your situation with your financial advisor before making any changes to your plans or your investments.

Reaching investment goals is a long-term process, a journey in which stability and continuity play important parts. On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

June 15, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2014

In the first half of our fiscal year, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends rose 10.28%. The Index marched on in December, but then slumped in January, before recovering to end up 17.14% for the whole fiscal year. (The Index returned 18.87% for the one year ended May 31, 2014, measured in U.S. dollars.)

In the U.S., sentiment was cushioned for most of 2013 by the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases in the face of an unimpressive economic recovery. However a slow recovery was a double-edged sword for investors in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

In May 2013, markets had been roiled by Fed Chairman Bernanke’s attempts to manage expectations for the beginning of the end of quantitative easing. At its September 18 meeting, the Fed was widely expected to announce the start of the process. Surprisingly, on the day before Chairman Bernanke’s address, the Index reached a new high for 2013. The significance of this, that investors had already become reconciled to tapering, was apparently lost in the shock of the Fed’s decision not to do so.

In any event it appeared that investors were becoming less inclined to treat “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And some good news started to flow, including a limited budget deal, the unemployment rate falling to 7.0% and third quarter gross domestic product (“GDP”) growth revised up to 4.1%. When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets took it in stride.

But it did not take long in 2014 for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A decline in the unemployment rate to 6.7% was partly due to large numbers of unemployed people leaving the workforce, while the labor participation rate equaled the lowest since March of 1978.

A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales. Nonetheless, in late January, Fed Chairman Bernanke, in an official capacity for the last time, announced a further $10 billion reduction in monthly purchases. Global equities markets were falling.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss and reclaim a small gain despite new political turmoil that flared in Eastern Europe as Russia annexed the Crimea after the president of Ukraine was deposed.

It was not as if the news suddenly improved; it remained mostly poor into March. What was becoming clear however was that it was indeed weather-related and could therefore be expected to be temporary. New Fed Chair Janet Yellen stressed the “continuity” of accommodative monetary policy and later confirmed that such a policy would remain in place for “some time”. The March, April and (especially) May employment reports were significantly better. Retail sales, industrial production, durable goods orders and home sales all rebounded strongly in April and May, and when on May 29 first quarter GDP growth was revised down to a fall of 1.0% annualized, markets seemed to shrug it off as the encapsulation of a weather-driven anomaly.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds edged up 2.71% during the fiscal year. The Barclays Long Term U.S. Treasury sub-index, having dropped 6.44% in the first half, bounced back to advance 3.11% for the whole fiscal year. The Barclays U.S. Corporate Investment Grade Bond sub-index did better, gaining 4.68%, but was eclipsed by the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) which added 7.88%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 20.45% in the fiscal year, closing at an all-time high. Industrials was the best performing sector with a gain of 26.56%, followed closely by health care 26.38%. The worst were telecoms, which returned 8.39% and financials 14.41%. Record operating earnings per share for S&P 500® companies in the fourth quarter of 2013, supported by low interest rates and slow wage growth, eroded by only about 3% in the next quarter.

In currencies, the dollar lost 4.66% against the euro, despite the political trouble in Ukraine and European Central Bank President Draghi’s embrace of the idea of quantitative easing for the euro zone. The dollar lost more, 9.29%, against the pound as the UK’s strong recovery story remained largely intact. The dollar gained 1.31% on the yen, with the Bank of Japan’s own quantitative easing undiminished.

In international markets, the MSCI Japan® Index added 7.02% for the fiscal year, half of the gain that stood at the start of 2014. The fiscal and monetary stimulus of the economic policies advocated by the Prime Minister of Japan (i.e. “Abenomics”) seemed to be fading, with weak trade and business investment, persistently declining wages and an April increase in sales tax. The MSCI Europe ex UK® Index gained 19.04%, with strength in banks, pharmaceuticals, telecoms and the peripheral markets (including bond markets) of Italy, Spain and Ireland. The MSCI UK® Index rose a rather disappointing 7.77%. Stocks were held back by lagging banks, miners and consumer staples. GDP in the first quarter of 2014 grew by 3.1% from a year earlier, while unemployment continued to fall, but concerns persisted about a housing price bubble and overstretched consumers.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2500TM Index	The index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.
Russell Midcap® Value Index	An unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

Voya Mid Cap Value Advantage Fund	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2014 (as a percentage of net assets)

Financials	30.5%
Utilities	13.6%
Information Technology	12.7%
Industrials	11.2%
Health Care	7.2%
Energy	6.1%
Consumer Discretionary	5.6%
Materials	5.5%
Consumer Staples	4.3%
Exchange-Traded Funds	1.1%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Mid Cap Value Advantage Fund(1) (the “Fund” or “Mid Cap Value Advantage”) seeks long-term capital growth and current income. The Fund is managed by Christopher Corapi, James Hasso and Brian Madonick, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”)(1) — the Sub-Adviser.(2)

Performance: For the year ended May 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 17.57% compared to the Russell Mid Cap® Value Index(3) and the Russell 2500TM Index, which returned 22.01% and 18.53%, respectively, for the same period.

Portfolio Specifics: Stock selection, primarily within the banks and energy sectors contributed to relative performance. By contrast, stock selection within the transportation and software and services and commercial services sectors detracted the most value. The Fund’s allocation to cash further detracted from results.

Among the main individual contributors to performance were CARBO Ceramics Inc. (“CARBO”) and Under Armour, Inc. (“Under Armour”).

An overweight position in CARBO, a manufacturer and supplier of ceramic proppant and resin-coated sand, contributed positively to performance. Earlier in the year investors were generally negative on the company, expecting sand to displace ceramics in fracturing. However, over the past couple of quarters, the company posted positive quarterly earnings and an improving outlook. Furthermore, investors have been generally looking forward to increased activity levels in 2014.

Within the retail sector, an overweight position in Under Armour contributed to performance. The company reported high quality earnings at the end of January and raised guidance for 2014. Under Armour has built a good company with respected and desired brands that we expect to continue to grow for years to come.

Among the key detractors for the period were Panera Bread Company (“Panera”) and Atlas Air Worldwide Holdings, Inc. (“Atlas Air”).

Within the consumer services sector, an overweight position in Panera detracted value. Shares of Panera underperformed due to a slowdown in traffic at the restaurants, which was partially driven by the severe weather across the United States. What’s more, consumers pulled back their spending as it relates to casual dining. We have opportunistically sold our position.

Top Ten Holdings as of May 31, 2014 (as a percentage of net assets)

Cigna Corp.	2.5%
Entergy Corp.	2.5%
DTE Energy Co.	2.5%
Centerpoint Energy, Inc.	2.2%
ProLogis, Inc.	2.0%
Pinnacle West Capital Corp.	2.0%
Cardinal Health, Inc.	2.0%
Fidelity National Information Services, Inc.	1.8%
Energizer Holdings, Inc.	1.8%
Zimmer Holdings, Inc.	1.8%

Portfolio holdings are subject to change daily.

An overweight position in transportation stock Atlas detracted from performance. Shares of Atlas Air underperformed due to significant downward guidance in the company’s 2014 earnings expectations. This guidance was not a reflection of changes to Atlas Air’s core cargo business, but reflected an update from the U.S. government on reduced military cargo flying as a result of the withdrawal from Afghanistan. The company has become a favorite short-selling target for hedge funds operating in this sector. We think the short thesis is overdone and believe there is a role for dedicated freighters and specifically the 747-400F and 747-800F in international airfreight. We continue to believe in the earning power of Atlas Air in a more normalized airfreight environment.

Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

(1)	The Fund was formerly known as “ING SMID Cap Equity Fund.” The Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

(2)	Effective May 23, 2014, the Fund changed its name from “Voya SMID Cap Equity.” Additionally, the investment objective, benchmark and portfolio managers were changed. Steve Salopek and Joseph Bassett were removed as portfolio managers and replaced by Christopher Corapi and Brian Madonick as portfolio managers of the Fund.

(3)	Effective May 23, 2014, the Fund changed its benchmark from the Russell 2500TM Index to the Russell Mid Cap® Value Index because it is considered by the advisor to be a more appropriate benchmark, reflecting the type of securities in which the Fund invests.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	Voya Mid Cap Value Advantage Fund

Average Annual Total Returns for the Periods Ended May 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	10.82%	17.82%	7.63%	—
Class B(2)	11.69%	17.44%	7.14%	—
Class C(3)	16.03%	17.96%	7.42%	—
Class I	18.00%	18.88%	8.25%	—
Class O	17.60%	18.54%	7.95%	—
Class R	17.36%	18.25%	7.69%	—
Class W	17.89%	—	—	19.48%
Excluding Sales Charge:
Class A	17.57%	18.53%	7.96%	—
Class B	16.69%	17.65%	7.14%	—
Class C	17.03%	17.96%	7.42%	—
Class I	18.00%	18.88%	8.25%	—
Class O	17.60%	18.54%	7.95%	—
Class R	17.36%	18.25%	7.69%	—
Class W	17.89%	—	—	19.48%
Russell Mid Cap® Value Index	22.01%	22.19%	10.67%	23.16%
Russell 2500TM Index	18.53%	20.77%	9.62%	20.89%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Mid Cap Value Advantage Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3%. Effective November 15, 2012, the maximum Class A sales charge was increased to 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 0.75% for the 1 year return. Effective November 15, 2012, the Class C deferred sales charge was increased to 1.00%.

Effective May 23, 2014 the Fund changed its benchmark from the Russell 2500TM Index to the Russell Mid Cap® Value Index because the Russell Mid Cap® Value Index is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Fund invests.

5

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2013 to May 31, 2014. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2014*	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2014*

Class A	$1,000.00	$1,052.10	0.99%	$5.07	$1,000.00	$1,020.00	0.99%	$4.99
Class B	1,000.00	1,048.20	1.74	8.89	1,000.00	1,016.26	1.74	8.75
Class C	1,000.00	1,049.80	1.49	7.61	1,000.00	1,017.50	1.49	7.49
Class I	1,000.00	1,054.20	0.67	3.43	1,000.00	1,021.59	0.67	3.38
Class O	1,000.00	1,052.60	0.99	5.07	1,000.00	1,020.00	0.99	4.99
Class R	1,000.00	1,051.20	1.24	6.34	1,000.00	1,018.75	1.24	6.24
Class W	1,000.00	1,054.10	0.74	3.79	1,000.00	1,021.24	0.74	3.73

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of Voya MidCap Value Advantage Fund (formerly, ING SMID Cap Equity Fund), a series of Voya Series Fund, Inc., as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya MidCap Value Advantage Fund as of May 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 25, 2014

7

STATEMENT OF ASSETS AND LIABILITIES AS OF MAY 31, 2014

ASSETS:
Investments in securities at fair value*	$192,407,882
Short-term investments at fair value**	3,329,906
Total investments at fair value	$195,737,788
Cash	633
Receivables:
Investment securities sold	4,534,836
Fund shares sold	27,830
Dividends	202,386
Prepaid expenses	22,165
Reimbursement due from manager	2,073
Total assets	200,527,711
LIABILITIES:
Payable for investment securities purchased	3,569,641
Payable for fund shares redeemed	101,861
Payable for investment management fees	74,487
Payable for administrative fees	16,552
Payable for distribution and shareholder service fees	46,405
Payable for directors fees	956
Other accrued expenses and liabilities	64,130
Total liabilities	3,874,032
NET ASSETS	$196,653,679
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$147,717,506
Undistributed net investment income	433,775
Accumulated net realized gain	37,911,114
Net unrealized appreciation	10,591,284
NET ASSETS	$196,653,679

* Cost of investments in securities	$181,816,598
** Cost of short-term investments	$3,329,906

See Accompanying Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES AS OF MAY 31, 2014 (CONTINUED)

Class A
Net assets	$58,938,870
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,995,651
Net asset value and redemption price per share†	$19.67
Maximum offering price per share (5.75%)(1)	$20.87

Class B
Net assets	$320,879
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	17,854
Net asset value and redemption price per share†	$17.97

Class C
Net assets	$9,463,349
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	506,604
Net asset value and redemption price per share†	$18.68

Class I
Net assets	$13,477,867
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	671,855
Net asset value and redemption price per share	$20.06

Class O
Net assets	$97,002,211
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	4,918,451
Net asset value and redemption price per share	$19.72
Class R
Net assets	$17,380,013
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	893,574
Net asset value and redemption price per share	$19.45
Class W
Net assets	$70,490
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	3,519
Net asset value and redemption price per share	$20.03

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2014

INVESTMENT INCOME:
Dividends	$2,642,139
Securities lending income, net	109,635
Total investment income	2,751,774
EXPENSES:
Investment management fees	860,038
Distribution and shareholder service fees:
Class A	144,360
Class B	5,962
Class C	67,362
Class O	234,141
Class R	84,190
Transfer agent fees:
Class A	55,038
Class B	568
Class C	8,559
Class I	1,051
Class O	89,264
Class R	16,048
Class W	33
Administrative service fees	191,117
Shareholder reporting expense	42,002
Registration fees	89,813
Professional fees	42,122
Custody and accounting expense	30,475
Directors fees	5,734
Miscellaneous expense	8,533
Total expenses	1,976,410
Net waived and reimbursed fees	(34,697)
Net expenses	1,941,713
Net investment income	810,061
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	48,333,322
Net realized gain	48,333,322
Net change in unrealized appreciation (depreciation) on:
Investments	(18,341,371)
Net change in unrealized appreciation (depreciation)	(18,341,371)
Net realized and unrealized gain	29,991,951
Increase in net assets resulting from operations	$30,802,012

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2014	Year Ended May 31, 2013
FROM OPERATIONS:
Net investment income	$810,061	$396,830
Net realized gain	48,333,322	28,076,559
Net change in unrealized appreciation (depreciation)	(18,341,371)	14,075,093
Increase in net assets resulting from operations	30,802,012	42,548,482
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(111,245)	(161,765)
Class B	—	(548)
Class C	—	(2,761)
Class I	(49,430)	(57,261)
Class O	(184,289)	(244,707)
Class R	(9,767)	(17,242)
Class W	(43)	(43)
Net realized gains:
Class A	(4,601,312)	(582,135)
Class B	(52,120)	(17,642)
Class C	(742,836)	(89,185)
Class I	(1,067,293)	(118,086)
Class O	(7,505,002)	(929,643)
Class R	(1,354,358)	(182,769)
Class W	(1,114)	(127)
Total distributions	(15,678,809)	(2,403,914)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,705,824	23,126,954
Proceeds from shares issued in merger (Note 12)	—	58,807,638
Reinvestment of distributions	7,908,290	1,222,041
	28,614,114	83,156,633
Cost of shares redeemed	(28,233,608)	(56,029,945)
Net increase in net assets resulting from capital share transactions	380,506	27,126,688
Net increase in net assets	15,503,709	67,271,256

NET ASSETS:
Beginning of year or period	181,149,970	113,878,714
End of year or period	$196,653,679	$181,149,970
Undistributed (distributions in excess of) net investment income at end of year or period	$433,775	$(32,569)

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class A
05-31-14	18.22	0.09		3.01	3.10	0.04		1.61	—	1.65	—	19.67	17.57	1.01	0.99		0.99		0.45		58,939	122
05-31-13	14.67	0.05		3.74	3.79	0.06		0.18	—	0.24	—	18.22	26.10	1.02	0.99		0.99		0.28		55,247	102
05-31-12	15.66	0.08		(1.03)	(0.95)	0.04		—	—	0.04	—	14.67	(6.02)	1.18	1.00		1.00		0.53		39,114	97
05-31-11	12.14	0.06	•	3.50	3.56	0.04		—	—	0.04	—	15.66	29.36	1.06	1.00	†	1.00	†	0.42	†	54,371	140
05-31-10	9.42	0.07	•	2.73	2.80	0.08		—	—	0.08	—	12.14	29.82	1.08	1.00	†	1.00	†	0.65	†	61,925	153
Class B
05-31-14	16.86	(0.06	)•	2.78	2.72	—		1.61	—	1.61	—	17.97	16.69	1.76	1.74		1.74		(0.31)		321	122
05-31-13	13.65	(0.07	)•	3.47	3.40	0.01		0.18	—	0.19	—	16.86	25.12	1.77	1.74		1.74		(0.45)		864	102
05-31-12	14.64	(0.04)		(0.95)	(0.99)	—		—	—	—	—	13.65	(6.76)	1.93	1.75		1.75		(0.22)		1,519	97
05-31-11	11.40	(0.04	)•	3.28	3.24	0.00	*	—	—	—	—	14.64	28.43	1.81	1.75	†	1.75	†	(0.33	)†	3,505	140
05-31-10	8.85	(0.01	)•	2.57	2.56	0.01		—	—	0.01	—	11.40	28.92	1.83	1.75	†	1.75	†	(0.09	)†	6,287	153
Class C
05-31-14	17.42	(0.01)		2.88	2.87	—		1.61	—	1.61	—	18.68	17.03	1.51	1.49		1.49		(0.05)		9,463	122
05-31-13	14.06	(0.04)		3.59	3.55	0.01		0.18	—	0.19	—	17.42	25.45	1.52	1.49		1.49		(0.22)		8,314	102
05-31-12	15.05	0.01		(0.99)	(0.98)	0.01		—	—	0.01	—	14.06	(6.54)	1.68	1.50		1.50		0.04		5,989	97
05-31-11	11.69	(0.01)		3.37	3.36	0.00	*	—	—	—	—	15.05	28.75	1.56	1.50	†	1.50	†	(0.09	)†	7,503	140
05-31-10	9.07	0.02		2.63	2.65	0.03		—	—	0.03	—	11.69	29.27	1.58	1.50	†	1.50	†	0.16	†	7,134	153
Class I
05-31-14	18.52	0.15		3.07	3.22	0.07		1.61	—	1.68	—	20.06	18.00	0.67	0.67		0.67		0.77		13,478	122
05-31-13	14.91	0.09	•	3.80	3.89	0.10		0.18	—	0.28	—	18.52	26.43	0.70	0.70		0.70		0.56		12,826	102
05-31-12	15.90	0.12		(1.04)	(0.92)	0.07		—	—	0.07	—	14.91	(5.78)	0.91	0.75		0.75		0.79		7,882	97
05-31-11	12.33	0.10		3.55	3.65	0.08		—	—	0.08	—	15.90	29.72	0.74	0.68	†	0.68	†	0.74	†	9,789	140
05-31-10	9.56	0.10	•	2.78	2.88	0.11		—	—	0.11	—	12.33	30.19	0.83	0.75	†	0.75	†	0.90	†	20,719	153
Class O
05-31-14	18.26	0.09		3.02	3.11	0.04		1.61	—	1.65	—	19.72	17.60	1.01	0.99		0.99		0.45		97,002	122
05-31-13	14.71	0.05		3.74	3.79	0.06		0.18	—	0.24	—	18.26	26.05	1.02	0.99		0.99		0.26		87,976	102
05-31-12	15.70	0.08		(1.03)	(0.95)	0.04		—	—	0.04	—	14.71	(6.00)	1.18	1.00		1.00		0.54		49,167	97
05-31-11	12.18	0.06		3.51	3.57	0.05		—	—	0.05	—	15.70	29.34	1.06	1.00	†	1.00	†	0.41	†	56,185	140
05-31-10	9.45	0.07	•	2.75	2.82	0.09		—	—	0.09	—	12.18	29.84	1.08	1.00	†	1.00	†	0.65	†	47,479	153
Class R
05-31-14	18.04	0.04		2.99	3.03	0.01		1.61	—	1.62	—	19.45	17.36	1.26	1.24		1.24		0.20		17,380	122
05-31-13	14.54	0.00	*	3.70	3.70	0.02		0.18	—	0.20	—	18.04	25.70	1.27	1.24		1.24		0.02		15,871	102
05-31-12	15.54	0.04		(1.02)	(0.98)	0.02		—	—	0.02	—	14.54	(6.27)	1.43	1.25		1.25		0.29		10,204	97
05-31-11	12.06	0.02		3.48	3.50	0.02		—	—	0.02	—	15.54	29.01	1.31	1.25	†	1.25	†	0.16	†	12,303	140
05-31-10	9.35	0.05		2.72	2.77	0.06		—	—	0.06	—	12.06	29.60	1.33	1.25	†	1.25	†	0.40	†	9,794	153
Class W
05-31-14	18.50	0.15	•	3.05	3.20	0.06		1.61	—	1.67	—	20.03	17.89	0.76	0.74		0.74		0.77		70	122
05-31-13	14.90	0.09		3.79	3.88	0.10		0.18	—	0.28	—	18.50	26.36	0.77	0.74		0.74		0.59		52	102
08-05-11(4)–05-31-12	13.51	0.10		1.36	1.46	0.07		—	—	0.07	—	14.90	10.88	0.93	0.75		0.75		0.85		3	97

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014

NOTE 1 — ORGANIZATION

Voya Series Fund, Inc. (formerly, ING Series Fund, Inc.) (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eight separate active investment series that comprise the Company. The series that is in this report is Voya Mid Cap Value Advantage Fund (“Mid Cap Value Advantage” or the “Fund”), a diversified series of the Company.

Prior to May 1, 2014, the Fund was known as “ING SMID Cap Equity Fund” and prior to May 23, 2014, the Fund was known as “Voya SMID Cap Equity Fund.”

The Fund has the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Fund. Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“VID” or the “Distributor”), a Delaware limited liability company, is the principal underwriter of the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Directors (“Board”), in accordance

13

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Fund (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s Valuation Procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

14

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3.

For the year ended May 31, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Fund records distributions to their shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gains,

15

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Securities Lending. The Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Fund indemnification from loss with the respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2014, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$228,259,927	$245,297,733

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

VFS acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, VFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor

16

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O	Class R
0.25%	1.00%	0.75%	0.25%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended May 31, 2014, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:	$4,207	$—
Contingent Deferred Sales Charges:	$233	$27

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2014, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) owned more than 5% of the Fund:

Subsidiary	Percentage
ING National Trust	9.65%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Fund.

The Investment Advisor may direct the Fund’s portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statement of Operations.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2014, the Fund did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to 1.00%, 1.75%, 1.50%, 0.75%, 1.00%, 1.25% and 0.75% for Class A, Class B, Class C, Class I, Class O, Class R and Class W, respectively.

Pursuant to a side letter agreement, through October 1, 2014, the Investment Adviser has agreed to further lower the expense limits to 0.99%, 1.74%, 1.49%, 0.74%, 0.99%, 1.24% and 0.74% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W, respectively. The side letter agreement will continue unless: (i) the Board approves a modification or termination of the side letter agreement; or (ii) the Management Agreement or the expense limitation agreement has been terminated.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of May 31, 2014, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

May 31,
2015	2016	2017	Total
$194,191	$—	$—	$194,191

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser,

17

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

and the related expiration dates, as of May 31, 2014, are as follows:

	May 31,
	2015	2016	2017	Total
Class A	$6,400	$14,511	$11,299	$32,210
Class B	266	386	118	770
Class C	1,008	2,151	1,753	4,912
Class R	1,619	4,263	3,280	9,162
Class O	8,389	22,290	18,244	48,923
Class W	2	5	3	10

The Expense Limitation Agreement and the side letter agreement are contractual through October 1, 2014 and each shall renew automatically for one-year terms unless: (i) Voya Investments provides 90 days written notice of its termination and such termination is approved by the Board; or (ii) the Management Agreement has been terminated.

NOTE 9 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended May 31, 2014 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
5/31/2014	219,315	—	245,046	(501,721)	(37,360)	4,198,927	—	4,533,350	(9,674,724)	(942,447)
5/31/2013	306,943	1,187,867	44,930	(1,172,191)	367,549	5,050,540	17,771,402	707,841	(22,372,792)	1,156,991
Class B
5/31/2014	912	—	2,614	(36,914)	(33,388)	15,798	—	44,323	(647,040)	(586,919)
5/31/2013	536	35,657	1,030	(97,217)	(59,994)	954,455	496,747	15,139	(3,358,457)	(1,892,116)
Class C
5/31/2014	51,944	—	34,205	(56,852)	29,297	939,522	—	602,019	(1,052,127)	489,414
5/31/2013	32,192	128,385	5,006	(114,093)	51,490	521,955	1,843,245	75,971	(2,138,480)	302,691
Class I
5/31/2014	67,789	—	56,656	(145,157)	(20,712)	1,333,756	—	1,066,830	(2,823,773)	(423,187)
5/31/2013	130,793	245,649	10,867	(223,308)	164,001	4,525,386	3,731,277	173,401	(8,199,372)	230,692
Class O
5/31/2014	675,057	—	16,837	(592,492)	99,402	12,745,789	—	312,157	(11,433,286)	1,624,660
5/31/2013	441,033	1,907,827	3,139	(875,542)	1,476,457	7,764,393	28,608,910	49,621	(14,555,869)	21,867,055
Class R
5/31/2014	74,392	—	73,686	(134,161)	13,917	1,415,465	—	1,349,192	(2,563,425)	201,232
5/31/2013	73,298	427,948	12,754	(336,122)	177,878	4,269,536	6,349,909	200,011	(5,404,975)	5,414,481
Class W
5/31/2014	2,804	—	22	(2,132)	694	56,567	—	419	(39,233)	17,753
5/31/2013	2,194	405	4	—	2,603	40,689	6,148	57	—	46,894

18

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Fund can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. At May 31, 2014, the Fund did not have any securities on loan.

NOTE 12 — REORGANIZATIONS

On July 20, 2012, Mid Cap Value Advantage (“Acquiring Fund”) acquired all of the net assets of ING Index Plus SmallCap Fund (“Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization. The purposes of the transaction were to combine two funds with comparable investment objectives, policies, restrictions, fund holdings and management. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2012, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2013, are as follows:

Net investment income	$434,863
Net realized and unrealized loss on investments	$45,104,828
Net increase in net assets resulting from operations	$45,539,691

Because the combined investment Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since July 20, 2012. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Appreciation (000s)	Fund Conversion Ratio
Mid Cap Value Advantage	ING Index Plus Plus SmallCap Fund	$58,808	$114,526	$4,948	$3,539	1.0272

The net assets of Mid Cap Value Advantage after the acquisition were $173,333,334.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

19

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of May 31, 2014:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$11,057	$(11,057)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended May 31, 2014		Year Ended May 31, 2013
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$2,980,228	$12,698,581	$449,464	$1,954,450

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards		Expiration
$5,257,010	$34,559,506	$10,512,144	$(1,359,637	)*	2017

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of May 31, 2014, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 15 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya

20

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

Financial, Inc. In March 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. Shareholders of the Fund approved new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Investment Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Investment Adviser and its affiliates. Currently, the Investment Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

NOTE 16 — SUBSEQUENT EVENTS

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

21

VOYA MID CAP VALUE ADVANTAGE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.7%

		Consumer Discretionary: 5.6%
41,200		Brinker International, Inc.	$2,045,580	1.0
28,600		DineEquity, Inc.	2,270,554	1.2
57,200		Macy’s, Inc.	3,425,708	1.7
36,300		Other Securities	3,368,862	1.7
			11,110,704	5.6

		Consumer Staples: 4.3%
29,990		Energizer Holdings, Inc.	3,478,840	1.8
47,900	@	Molson Coors Brewing Co.	3,148,467	1.6
58,000		Other Securities	1,873,400	0.9
			8,500,707	4.3

		Energy: 6.1%
16,300		Cimarex Energy Co.	2,104,819	1.1
69,900		Consol Energy, Inc.	3,087,483	1.6
81,400		Patterson-UTI Energy, Inc.	2,693,526	1.4
22,600		Range Resources Corp.	2,100,670	1.0
61,649		Superior Energy Services	2,046,131	1.0
			12,032,629	6.1

		Financials: 30.5%
21,200		Ameriprise Financial, Inc.	2,387,332	1.2
42,500		Arthur J. Gallagher & Co.	1,947,775	1.0
67,900		BankUnited, Inc.	2,209,466	1.1
69,000		Carlyle Group L.P.	2,136,930	1.1
43,400		Comerica, Inc.	2,081,898	1.1
151,200		DDR Corp.	2,617,272	1.3
34,200		Discover Financial Services	2,022,246	1.0
45,000		Extra Space Storage, Inc.	2,355,750	1.2
76,700		Fidelity National Financial, Inc.	2,557,178	1.3
54,300		First Republic Bank	2,761,698	1.4
57,200		Geo Group, Inc.	1,945,372	1.0
91,500		Hartford Financial Services Group, Inc.	3,170,475	1.6
53,600		HCC Insurance Holdings, Inc.	2,518,128	1.3
141,900		Host Hotels & Resorts, Inc.	3,131,733	1.6
89,900		Invesco Ltd.	3,299,330	1.7
235,600		Keycorp	3,225,364	1.6
46,500		PacWest Bancorp	1,879,530	1.0
94,000		ProLogis, Inc.	3,901,940	2.0
25,900		SL Green Realty Corp.	2,835,791	1.5
139,200		Starwood Property Trust, Inc.	3,395,088	1.7
72,800		UnumProvident Corp.	2,468,648	1.3
30,700		Ventas, Inc.	2,050,760	1.0
76,738		Other Securities	3,012,142	1.5
			59,911,846	30.5

		Health Care: 7.2%
54,600		Cardinal Health, Inc.	3,856,398	2.0
55,500		Cigna Corp.	4,982,790	2.5
33,100		Zimmer Holdings, Inc.	3,453,985	1.8
45,000		Other Securities	1,879,650	0.9
			14,172,823	7.2

		Industrials: 11.2%
36,600		Ametek, Inc.	1,942,728	1.0
20,700		Hubbell, Inc.	2,421,900	1.2
82,000		KAR Auction Services, Inc.	2,504,280	1.3
33,700		Lincoln Electric Holdings, Inc.	2,213,753	1.1
245,300		Mueller Water Products, Inc.	2,067,879	1.0
22,300		Pall Corp.	1,889,702	1.0
25,700		Regal-Beloit Corp.	1,961,681	1.0
13,400		Roper Industries, Inc.	1,898,512	1.0
13,500		TransDigm Group, Inc.	2,547,585	1.3
67,500		Xylem, Inc.	2,517,750	1.3
			21,965,770	11.2

		Information Technology: 12.7%
37,800		Analog Devices, Inc.	1,979,964	1.0
138,600		Applied Materials, Inc.	2,798,334	1.4
51,700		Broadridge Financial Solutions ADR	2,120,734	1.1
64,600		Fidelity National Information Services, Inc.	3,498,090	1.8
35,200		KLA-Tencor Corp.	2,306,304	1.2
44,000		TE Connectivity Ltd.	2,616,240	1.3
75,500		Vantiv, Inc.	2,339,745	1.2
26,800		Western Digital Corp.	2,354,380	1.2
279,200		Xerox Corp.	3,448,120	1.7
14,700		Other Securities	1,514,100	0.8
			24,976,011	12.7

		Materials: 5.5%
30,700		Celanese Corp.	1,924,890	1.0
29,681		Domtar Corp.	2,697,409	1.4
57,361		International Paper Co.	2,732,104	1.4
59,850		Other Securities	3,439,454	1.7
			10,793,857	5.5

		Utilities: 13.6%
181,900		CenterPoint Energy, Inc.	4,387,428	2.2
65,700		Cleco Corp.	3,418,371	1.7
63,100		DTE Energy Co.	4,803,172	2.5
78,800		El Paso Electric Co.	3,003,068	1.5
28,000		Energen Corp.	2,390,640	1.2
64,938		Entergy Corp.	4,897,624	2.5
70,000		Pinnacle West Capital Corp.	3,879,400	2.0
			26,779,703	13.6

		Total Common Stock (Cost $179,685,034)	190,244,050	96.7

See Accompanying Notes to Financial Statements

22

VOYA MID CAP VALUE ADVANTAGE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014 (CONTINUED)

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 1.1%
30,837		iShares Russell Midcap Value Index Fund	$2,163,832	1.1

		Total Exchange-Traded Funds (Cost $2,131,564)	2,163,832	1.1

RIGHTS: —%
		Materials: —%
3,200	@, X	Gerber Scientific	—	—

		Total Rights (Cost $—)	—	—

		Total Long-Term Investments (Cost $181,816,598)	192,407,882	97.8

SHORT-TERM INVESTMENTS: 1.7%
		Mutual Funds: 1.7%
3,329,906		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $3,329,906)	3,329,906	1.7

		Total Short-Term Investments (Cost $3,329,906)	3,329,906	1.7

		Total Investments in Securities (Cost $185,146,504)	$195,737,788	99.5
		Assets in Excess of Other Liabilities	915,891	0.5
		Net Assets	$196,653,679	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of May 31, 2014.

@	Non-income producing security

ADR	American Depositary Receipt

X	Fair value determined by Voya funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $185,225,644.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,867,219
Gross Unrealized Depreciation	(355,075)
Net Unrealized Appreciation	$10,512,144

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$190,244,050	$—	$—	$190,244,050
Exchange-Traded Funds	2,163,832	—	—	2,163,832
Rights	—	—	—	—
Short-Term Investments	3,329,906	—	—	3,329,906
Total Investments, at fair value	$195,737,788	$—	$—	$195,737,788

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

23

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended May 31, 2014 were as follows:

Fund Name	Type	Per Share Amount
Voya Mid Cap Value Advantage Fund
Class A	NII	$0.0389
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0745
Class O	NII	$0.0395
Class R	NII	$0.0116
Class W	NII	$0.0618
All Classes	STCG	$0.2756
All Classes	LTCG	$1.3330

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2014, 21.41% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

For the year ended May 31, 2014, 21.66% of ordinary distributions paid by the Fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

24

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of Voya Mid Cap Value Advantage Fund was held June 6, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Fund with Voya Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between Voya Investments and Voya IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a modification to the current manager-of-managers policy to permit Voya Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Mid Cap Value Advantage Fund	1*	3,922,990.982	194,252.319	419,769.304	665,382.816	5,202,395.421
	2*	3,905,873.063	198,557.190	432,582.102	665,383.066	5,202,395.421
	3*	3,774,212.693	409,517.960	353,281.703	665,383.065	5,202,395.421

*	Proposals passed

25

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	May 2013– Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009– Present).	163	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Director	January 2014– Present May 2013– Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008– Present).	163	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013– Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 –Present).	163	Wisconsin Energy Corporation (June 2006–Present) and The Royce Funds (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	June 1998-Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present).	163	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013– Present	Retired.	163	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013– Present	Retired.	163	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	December 2007– Present	Retired.	163	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013– Present	Retired.	163	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	January 2003– Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	163	None.

26

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	May 2013– Present	Consultant (May 2001– Present).	163	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013– Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 –August 2011).	163	UGI Corporation (February 2006 –Present) and UGI Utilities, Inc. (February 2006–Present).

Director who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	December 2007– Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006– Present).	163	Voya Capital Corporation, LLC (formerly, ING Capital Corporation, LLC) and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC
(March 2006–Present); and
					Voya Investment Trust Co. (formerly, ING Investment Trust Co.) (April 2009–Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of the Funds (as defined below, “Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Natural Resources Equity Income Fund; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of June 30, 2014.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Company as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc., or any of Voya Financial, Inc.’s affiliates.

27

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	December 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	April 2002–Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2002–Present May 2013–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	December 2003–Present	Senior Vice President, Voya Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	June 2006–Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	September 2012–Present	Senior Vice President — Fund Compliance, Voya Funds Services, LLC (June 2012–Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 –Present). Formerly, Vice President–Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012–Present	Vice President, Voya Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President–Director, Voya Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	March 2002–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004–Present	Vice President, Voya Funds Services, LLC (September 2004–Present).

28

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2003–Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996–Present); Director of Compliance, Voya Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012–Present	Vice President, Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006–Present	Vice President — Platform Product Management & Project Management, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	May 2013–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	May 2013–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	August 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

29

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	AR-VMCVAF (0514-072514)

Annual Report

May 31, 2014

Classes A, B, C, I, O and W

Voya Capital Allocation Fund (formerly, ING Capital Allocation Fund)

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Stability, opportunity and continuity

Dear Shareholder,

As the French say, the more things change, the more they stay the same. Though the global economy is slowly sputtering back to life, the world remains enthralled by old policy notions that led us to the brink of collapse in 2008. In many nations we continue to see political ideology trump economic reality, generally at the expense of the citizenry.

The world needs some new thinking, and we may get it from an unexpected source: the International Monetary Fund (the “IMF”). In recent reports, the IMF assessed key risks facing the stability of the global financial system, as the advanced and emerging economies shift from “liquidity-driven” to “growth-driven” markets. While markets are becoming more robust, the transition is far from complete, and the IMF observed that “In far too many countries, improvements in financial markets have not translated into improvements in the real economy — and in the lives of people.” Perhaps as the global economy stabilizes we will see new policy recommendations for sustaining better economic outcomes.

In the meantime, we must strive to reach our investment goals in the marketplace that now exists. It’s always true but bears repeating that you should invest to achieve your long-term goals, not to beat the market today or this week or this month. Keep your eye on your goals and don’t let yourself be distracted by attention-grabbing headlines or seemingly “hot” investment opportunities. And always thoroughly discuss your situation with your financial advisor before making any changes to your plans or your investments.

Reaching investment goals is a long-term process, a journey in which stability and continuity play important parts. On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

June 15, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2014

In the first half of our fiscal year, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends rose 10.28%. The Index marched on in December, but then slumped in January, before recovering to end up 17.14% for the whole fiscal year. (The Index returned 18.87% for the one year ended May 31, 2014, measured in U.S. dollars.)

In the U.S., sentiment was cushioned for most of 2013 by the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases in the face of an unimpressive economic recovery. However a slow recovery was a double-edged sword for investors in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

In May 2013, markets had been roiled by Fed Chairman Bernanke’s attempts to manage expectations for the beginning of the end of quantitative easing. At its September 18 meeting, the Fed was widely expected to announce the start of the process. Surprisingly, on the day before Chairman Bernanke’s address, the Index reached a new high for 2013. The significance of this, that investors had already become reconciled to tapering, was apparently lost in the shock of the Fed’s decision not to do so.

In any event it appeared that investors were becoming less inclined to treat “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And some good news started to flow, including a limited budget deal, the unemployment rate falling to 7.0% and third quarter gross domestic product (“GDP”) growth revised up to 4.1%. When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets took it in stride.

But it did not take long in 2014 for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A decline in the unemployment rate to 6.7% was partly due to large numbers of unemployed people leaving the workforce, while the labor participation rate equaled the lowest since March of 1978.

A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales. Nonetheless, in late January, Fed Chairman Bernanke, in an official capacity for the last time, announced a further $10 billion reduction in monthly purchases. Global equities markets were falling.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss and reclaim a small gain despite new political turmoil that flared in Eastern Europe as Russia annexed the Crimea after the president of Ukraine was deposed.

It was not as if the news suddenly improved; it remained mostly poor into March. What was becoming clear however was that it was indeed weather-related and could therefore be expected to be temporary. New Fed Chair Janet Yellen stressed the “continuity” of accommodative monetary policy and later confirmed that such a policy would remain in place for “some time”. The March, April and (especially) May employment reports were significantly better. Retail sales, industrial production, durable goods orders and home sales all rebounded strongly in April and May and when on May 29 first quarter GDP growth was revised down to a fall of 1.0% annualized, markets seemed to shrug it off as the encapsulation of a weather-driven anomaly.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds edged up 2.71% during the fiscal year. The Barclays Long Term U.S. Treasury sub-index, having dropped 6.44% in the first half, bounced back to advance 3.11% for the whole fiscal year. The Barclays U.S. Corporate Investment Grade Bond sub-index did better, gaining 4.68%, but was eclipsed by the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) which added 7.88%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 20.45% in the fiscal year, closing at an all-time high. Industrials was the best performing sector with a gain of 26.56%, followed closely by health care 26.38%. The worst were telecoms which returned 8.39% and financials 14.41%. Record operating earnings per share for S&P 500® companies in the fourth quarter of 2013, supported by low interest rates and slow wage growth, eroded by only about 3% in the next.

In currencies, the dollar lost 4.66% against the euro, despite the political trouble in Ukraine and European Central Bank President Draghi’s embrace of the idea of quantitative easing for the euro zone. The dollar lost more, 9.29%, against the pound as the UK’s strong recovery story remained largely intact. The dollar gained 1.31% on the yen, with the Bank of Japan’s own quantitative easing undiminished.

In international markets, the MSCI Japan® Index added 7.02% for the fiscal year, half of the gain that stood at the start of 2014. The fiscal and monetary stimulus of the economic policies advocated by the Prime Minister of Japan (i.e. “Abenomics”) seemed to be fading, with weak trade and business investment, persistently declining wages and an April increase in sales tax. The MSCI Europe ex UK® Index gained 19.04%, with strength in banks, pharmaceuticals, telecoms and the peripheral markets (including bond markets) of Italy, Spain and Ireland. The MSCI UK® Index rose a rather disappointing 7.77%. Stocks were held back by lagging banks, miners and consumer staples. GDP in the first quarter of 2014 grew by 3.1% from a year earlier, while unemployment continued to fall. But concerns persisted about a housing price bubble and overstretched consumers.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

3

VOYA CAPITAL ALLOCATION FUND	PORTFOLIO MANAGERS’ REPORT

Voya Capital Allocation Fund* (the “Fund” or “Capital Allocation”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky, CFA, and Derek Sasveld, CFA, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”)* — the Sub-Adviser.

The Fund is a fund-of-funds. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. The Fund’s strategic allocation benchmark, the Capital Allocation Fund Composite Index(1), reflects these target allocations.

Performance: For the year ended May 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.57% compared to the S&P Target Risk Growth Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Russell 3000® Index and the Capital Allocation Fund Composite Index (“CAF Composite”), which returned 13.09%, 2.71%, 18.04%, 20.57% and 12.05%, respectively, during the same period.

Portfolio Specifics: For the reporting period, the Fund underperformed both the S&P Target Risk Growth Index and its strategic CAF Composite benchmark.

The Fund attempts to outperform the return of the CAF Composite through tactical asset allocation, i.e., deviating from the CAF Composite asset allocation over the short and medium term. Tactical asset allocation added value for the period before fees and expenses, mainly due to an overweight to high yield bonds and an underweight to core bonds for the majority of the reporting period. Favorable trades were an overweight to European large cap equity initiated in August, and an overweight to U.S. large cap equity initiated in November, both funded primarily by an underweight to U.S. core fixed income. These gains were partly offset by unfavorable temporary overweights to emerging markets during the fall of last year and, during the government shutdown, to cash.

The Fund also attempts to outperform the return of the CAF Composite through the selection of managers to run the underlying funds which represent the various asset classes within the CAF Composite. Manager selection added value over the period before fees and expenses. The underlying funds with the highest outperformance versus their asset class benchmarks were Voya Intermediate Bond Fund, Voya Global Real Estate Fund and Voya Small Company Fund. The funds with the largest underperformance were Voya MidCap Opportunities Fund, Voya International Core Fund and Voya Multi-Manager International Equity Fund.

Target Allocations as of May 31, 2014 (percent of net assets)

U.S. Large-Capitalization Stocks	20%
U.S. Mid-Capitalization Stocks	8%
U.S. Small-Capitalization Stocks	4%
Non-U.S./International Stocks	19%
Emerging Markets	7%
Real Estate Stocks	2%
Fixed-Income Securities	39%
Cash	1%
Total	100%
Portfolio holdings are subject to change daily.

The CAF Composite underperformed the S&P Target Risk Growth Index mainly because of the S&P’s slightly lower allocation to fixed income securities, which underperformed equities for the period, and the S&P’s bias towards domestic equities, which outperformed foreign equities for the period, compared to the CAF Composite. The S&P Target Risk Growth Index also achieved a better return on foreign stocks due to its lower allocation to emerging markets than the CAF Composite. This was partially offset by the CAF Composite’s better return on fixed income securities due to its zero allocation to Treasury inflation-protected securities (“TIPS”) and its greater exposure to high yield bonds.

Current Strategy and Outlook: We remain positive on the outlook for equities relative to fixed income, with a preference for developed markets. While weather related disruptions led to first-quarter GDP weakness in the United States, we expect above-trend growth for the remainder of 2014 as well as 2015. In addition, we expect U.S. fiscal policy to remain accommodative for equities, with the Federal Reserve ending its asset purchase program by the end of 2014, and rate increases not beginning until late 2015. We continue to be underweight emerging markets equities, as we are still concerned that corporate profitability within emerging economies may be constrained. Within fixed income, we continue to prefer high yield over core fixed income as a way to mitigate the impact of rising interest rates. Our stance on duration is defensive.

*	The Fund was formerly known as “ING Capital Allocation Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

(1)	The Capital Allocation Fund Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of May 31, 2014, the index allocation is approximately: 1% of the Citi Group 3-Month Treasury Bill Index, 11% of the Barclays U.S. Aggregate Bond Index, 19% of the MSCI EAFE® Index, 7% of the MSCI Emerging Markets Index, 10% of the Russell 1000® Growth Index, 10% of the Russell 1000® Value Index, 4% of the Russell 2000® Index, 8% of the Russell Midcap® Index, 2% of the S&P Developed Property Total Return Index, 15% of the Barclays Global Aggregate Index, 5% of the JPMorgan Government Bond Index — Emerging Markets Global Diversified USD Index and 8% of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VOYA CAPITAL ALLOCATION FUND

Average Annual Total Returns for the Periods Ended May 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class O November 15, 2006	Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	5.21%	9.97%	4.58%	—	—
Class B(2)	5.84%	10.17%	4.41%	—	—
Class C(3)	9.81%	10.42%	4.41%	—	—
Class I	11.94%	11.57%	5.47%	—	—
Class O	11.64%	11.26%	—	4.63%	—
Class W	11.91%	—	—	—	10.91%
Excluding Sales Charge:
Class A	11.57%	11.27%	5.20%	—	—
Class B	10.84%	10.44%	4.41%	—	—
Class C	10.81%	10.42%	4.41%	—	—
Class I	11.94%	11.57%	5.47%	—	—
Class O	11.64%	11.26%	—	4.63%	—
Class W	11.91%	—	—	—	10.91%
S&P Target Risk Growth Index	13.09%	11.98%	6.89%	5.37%	12.30%
Barclays U.S. Aggregate Bond Index	2.71%	4.96%	4.99%	5.13%	3.05%
MSCI EAFE Index	18.04%	11.43%	7.06%	2.79%	12.95%
Russell 3000® Index	20.57%	18.82%	8.17%	6.84%	20.98%

Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Capital Allocation Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2013 to May 31, 2014. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Year Ended May 31, 2014**	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Year Ended May 31, 2014**

Class A	$1,000.00	$1,046.10	0.37%	$1.89	$1,000.00	$1,023.09	0.37%	$1.87
Class B	1,000.00	1,042.50	1.12	5.70	1,000.00	1,019.35	1.12	5.64
Class C	1,000.00	1,043.10	1.12	5.71	1,000.00	1,019.35	1.12	5.64
Class I	1,000.00	1,048.40	0.12	0.61	1,000.00	1,024.33	0.12	0.61
Class O	1,000.00	1,046.40	0.37	1.89	1,000.00	1,023.09	0.37	1.87
Class W	1,000.00	1,048.20	0.12	0.61	1,000.00	1,024.33	0.12	0.61

*	The annualized expense ratios do not include expenses of underlying funds.

**	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Capital Allocation Fund (formerly, ING Capital Allocation Fund), a series of Voya Series Fund, Inc., as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian, transfer agent of the underlying funds, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Capital Allocation Fund as of May 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 25, 2014

7

STATEMENT OF ASSETS AND LIABILITIES AS OF MAY 31, 2014

ASSETS:
Investments in securities at fair value*	$27,788,145
Investments in affiliated underlying funds at fair value**	167,485,271
Total investments at fair value	$195,273,416
Cash	1,460,672
Cash collateral for futures	711,145
Receivables:
Investment in affiliated underlying funds sold	2,691,697
Fund shares sold	38,842
Dividends	84
Interest	487
Prepaid expenses	23,319
Reimbursement due from manager	43,244
Total assets	200,242,906
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	2,640,255
Payable for fund shares redeemed	192,799
Payable for investment management fees	26,782
Payable for administrative fees	13,309
Payable for distribution and shareholder service fees	57,290
Payable for directors fees	976
Other accrued expenses and liabilities	128,441
Total liabilities	3,059,852
NET ASSETS	$197,183,054
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$218,216,079
Undistributed net investment income	258,092
Accumulated net realized loss	(50,707,804)
Net unrealized appreciation	29,416,687
NET ASSETS	$197,183,054

* Cost of investments in securities	$25,882,643
** Cost of investments in affiliated underlying funds	$139,797,766

See Accompanying Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES AS OF MAY 31, 2014 (CONTINUED)

Class A
Net assets	$86,914,282
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	8,029,666
Net asset value and redemption price per share†	$10.82
Maximum offering price per share (5.75%)(1)	$11.48
Class B
Net assets	$2,545,287
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	233,266
Net asset value and redemption price per share†	$10.91
Class C
Net assets	$27,300,443
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,514,102
Net asset value and redemption price per share†	$10.86
Class I
Net assets	$15,100,286
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,375,202
Net asset value and redemption price per share	$10.98
Class O
Net assets	$65,314,896
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,064,373
Net asset value and redemption price per share	$10.77
Class W
Net assets	$7,860
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	716
Net asset value and redemption price per share	$10.98

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2014

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2,645,254
Interest	5,894
Dividends	742,177
Total investment income	3,393,325

EXPENSES:
Investment management fees	325,948
Distribution and shareholder service fees:
Class A	219,686
Class B	29,921
Class C	259,092
Class O	159,160
Transfer agent fees:
Class A	134,881
Class B	4,727
Class C	39,008
Class I	8,144
Class O	96,870
Class W	4
Administrative service fees	156,129
Shareholder reporting expense	47,978
Registration fees	75,017
Professional fees	36,378
Custody and accounting expense	20,805
Directors fees	5,855
Miscellaneous expense	12,246
Total expenses	1,631,849
Net waived and reimbursed fees	(730,527)
Net expenses	901,322
Net investment income	2,492,003

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	104,915
Capital gain distributions from affiliated underlying funds	4,442,886
Futures	13,359
Sale of affiliated underlying funds	5,018,460
Net realized gain	9,579,620
Net change in unrealized appreciation (depreciation) on:
Investments	2,194,209
Affiliated underlying funds	7,253,377
Futures	(176,320)
Net change in unrealized appreciation (depreciation)	9,271,266
Net realized and unrealized gain	18,850,886
Increase in net assets resulting from operations	$21,342,889

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2014	Year Ended May 31, 2013
FROM OPERATIONS:
Net investment income	$2,492,003	$4,117,726
Net realized gain	9,579,620	8,918,652
Net change in unrealized appreciation	9,271,266	15,586,323
Increase in net assets resulting from operations	21,342,889	28,622,701

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,933,578)	(2,510,985)
Class B	(38,731)	(72,780)
Class C	(407,910)	(483,293)
Class I	(362,212)	(457,324)
Class O	(1,413,380)	(1,788,294)
Class W	(86)	(101)
Total distributions	(4,155,897)	(5,312,777)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,328,598	15,997,127
Reinvestment of distributions	2,423,581	3,091,424
	18,752,179	19,088,551
Cost of shares redeemed	(33,568,639)	(37,774,040)
Net decrease in net assets resulting from capital share transactions	(14,816,460)	(18,685,489)
Net increase in net assets	2,370,532	4,624,435

NET ASSETS:
Beginning of year or period	194,812,522	190,188,087
End of year or period	$197,183,054	$194,812,522
Undistributed net investment income at end of year or period	$258,092	$437,090

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) ††(2)(3)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class A
05-31-14	9.91	0.14		1.00	1.14	0.23	—	—	0.23	—	10.82	11.57	0.75	0.37		0.37		1.37		86,914	46
05-31-13	8.78	0.21	•	1.19	1.40	0.27	—	—	0.27	—	9.91	16.17	0.65	0.38		0.38		2.21		89,440	59
05-31-12	9.54	0.23		(0.73)	(0.50)	0.26	—	—	0.26	—	8.78	(5.17)	0.58	0.38		0.38		2.45		88,615	114
05-31-11	8.11	0.17	•	1.47	1.64	0.21	—	—	0.21	—	9.54	20.56	0.82	0.43		0.43		1.86		118,321	59
05-31-10	7.27	0.29	•	0.81	1.10	0.26	—	—	0.26	—	8.11	15.09	0.91	0.59	†	0.59	†	3.64	†	12,992	45
Class B
05-31-14	9.97	0.06		1.02	1.08	0.14	—	—	0.14	—	10.91	10.84	1.50	1.12		1.12		0.66		2,545	46
05-31-13	8.83	0.14	•	1.18	1.32	0.18	—	—	0.18	—	9.97	15.10	1.40	1.13		1.13		1.48		3,291	59
05-31-12	9.53	0.16	•	(0.72)	(0.56)	0.14	—	—	0.14	—	8.83	(5.88)	1.33	1.13		1.13		1.73		4,349	114
05-31-11	8.08	0.11		1.48	1.59	0.14	—	—	0.14	—	9.53	19.82	1.57	1.18		1.18		1.20		9,466	59
05-31-10	7.25	0.24	•	0.79	1.03	0.20	—	—	0.20	—	8.08	14.19	1.66	1.34	†	1.34	†	2.99	†	2,898	45
Class C
05-31-14	9.95	0.06		1.01	1.07	0.16	—	—	0.16	—	10.86	10.81	1.50	1.12		1.12		0.60		27,300	46
05-31-13	8.82	0.14	•	1.19	1.33	0.20	—	—	0.20	—	9.95	15.19	1.40	1.13		1.13		1.46		24,344	59
05-31-12	9.57	0.16		(0.72)	(0.56)	0.19	—	—	0.19	—	8.82	(5.83)	1.33	1.13		1.13		1.67		23,783	114
05-31-11	8.13	0.09		1.49	1.58	0.14	—	—	0.14	—	9.57	19.65	1.57	1.18		1.18		1.11		29,150	59
05-31-10	7.29	0.23	•	0.80	1.03	0.19	—	—	0.19	—	8.13	14.15	1.66	1.34	†	1.34	†	2.86	†	2,035	45
Class I
05-31-14	10.05	0.17		1.02	1.19	0.26	—	—	0.26	—	10.98	11.94	0.40	0.12		0.12		1.63		15,100	46
05-31-13	8.92	0.24	•	1.20	1.44	0.31	—	—	0.31	—	10.05	16.30	0.34	0.13		0.13		2.47		14,901	59
05-31-12	9.68	0.26		(0.73)	(0.47)	0.29	—	—	0.29	—	8.92	(4.80)	0.27	0.07		0.07		2.72		13,873	114
05-31-11	8.22	0.19	•	1.50	1.69	0.23	—	—	0.23	—	9.68	20.96	0.57	0.18		0.18		2.10		16,325	59
05-31-10	7.37	0.33	•	0.80	1.13	0.28	—	—	0.28	—	8.22	15.30	0.66	0.34	†	0.34	†	4.04	†	340	45
Class O
05-31-14	9.86	0.14		1.00	1.14	0.23	—	—	0.23	—	10.77	11.64	0.75	0.37		0.37		1.37		65,315	46
05-31-13	8.75	0.21	•	1.18	1.39	0.28	—	—	0.28	—	9.86	16.02	0.65	0.38		0.38		2.21		62,833	59
05-31-12	9.51	0.22		(0.72)	(0.50)	0.26	—	—	0.26	—	8.75	(5.16)	0.58	0.38		0.38		2.42		59,565	114
05-31-11	8.08	0.17	•	1.47	1.64	0.21	—	—	0.21	—	9.51	20.64	0.82	0.43		0.43		1.86		67,756	59
05-31-10	7.25	0.29	•	0.80	1.09	0.26	—	—	0.26	—	8.08	15.02	0.91	0.59	†	0.59	†	3.66	†	5,998	45
Class W
05-31-14	10.05	0.15	•	1.04	1.19	0.26	—	—	0.26	—	10.98	11.91	0.50	0.12		0.12		1.47		8	46
05-31-13	8.91	0.24	•	1.20	1.44	0.30	—	—	0.30	—	10.05	16.36	0.40	0.13		0.13		2.47		3	59
08-05-11(5)–05-31-12	8.96	0.20	•	0.04	0.24	0.29	—	—	0.29	—	8.91	2.83	0.33	0.13		0.13		2.66		3	114

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include expenses of Underlying Funds.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

††	Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014

NOTE 1 — ORGANIZATION

Voya Series Fund, Inc. (formerly, ING Series Fund, Inc.) (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eight separate active investment series that comprise the Company. The series included in this report is Voya Capital Allocation Fund (“Capital Allocation” or the “Fund”), a diversified series of the Company.

The Fund has the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS” or the “Administrator”), a Delaware limited liability company, serves as administrator to the Fund. Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“VID” or the “Distributor”), a Delaware limited liability company, is the principal underwriter of the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuations of the Fund’s investments in underlying funds (“Underlying Funds”) are based on the net asset value (“NAV”) of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from independent pricing services. Investments in equity securities held by the Fund or Underlying Funds and traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent pricing services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized

13

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments. The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the year ended May 31, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any

14

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables at fiscal year end, resulting from changes in the exchange rate.

D.  Risk Exposures and the Use of Derivative Instruments. The Fund may also pursue its investment objectives by purchasing derivative instruments, including, but not limited to, futures contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund invests in derivative instruments to increase or decrease its exposure to equity risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.  Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts, if any, are reported on a table following the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are

15

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2014, the Fund purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. The Fund also sold futures contracts on various bonds and notes as part of their duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended May 31, 2014, the Fund had an outstanding notional value of $7,878,150 and $7,845,488 on futures contracts purchased and sold, respectively. Please refer to the table following the Portfolio of Investments for open futures contracts at May 31, 2014.

F.  Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gains, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2014, the cost of purchases and proceeds from the sales of investments, excluding short-term and U.S. government securities, were as follows:

Purchases	Sales
$89,537,577	$105,173,473

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with an advisory fee equal to 0.08% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion of the Fund’s average daily net assets invested in unaffiliated Underlying Funds and/or other investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

VFS acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, VFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

16

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the year ended May 31, 2014, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:
Capital Allocation	$6,195	$—
Contingent Deferred Sales Charges:
Capital Allocation	$66	$340

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2014, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) owned more than 5% of the Fund:

Subsidiary	Percentage
ING National Trust	6.00%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by Voya Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2014, the Fund did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENT

Voya Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions, and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class W
Capital Allocation(1)	1.15%	1.90%	1.90%	0.90%	1.15%	0.90%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of May 31, 2014, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

May 31,
2015	2016	2017	Total
$423,741	$401,159	$554,690	$1,379,590

17

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2014, are as follows:

	May 31,
	2015	2016	2017	Total
Class A	$—	$59,000	$86,251	$145,251
Class B	—	2,580	3,070	5,650
Class C	—	15,600	24,670	40,270
Class O	—	41,000	61,843	102,843
Class W	—	2	3	5

The Expense Limitation Agreement is contractual through October 1, 2014 and shall renew automatically for one-year terms unless: (i) Voya Investments provides 90 days written notice of its termination and such termination is approved by the Board; or (ii) the Management Agreement has been terminated.

NOTE 9 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014 the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended May 31, 2014 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
5/31/2014	459,970	—	163,147	(1,621,213)	(998,096)	4,760,767	—	1,709,787	(16,735,132)	(10,264,578)
5/31/2013	651,908	—	235,650	(1,947,255)	(1,059,697)	6,226,834	—	2,212,751	(18,413,081)	(9,973,496)
Class B
5/31/2014	14,256	—	3,479	(114,448)	(96,713)	146,573	—	36,878	(1,192,762)	(1,009,311)
5/31/2013	9,291	—	7,316	(179,334)	(162,727)	90,545	—	69,358	(1,705,724)	(1,545,821)
Class C
5/31/2014	486,697	—	26,946	(446,522)	67,121	5,026,224	—	284,014	(4,613,051)	697,187
5/31/2013	246,343	—	32,581	(528,661)	(249,737)	2,405,615	—	307,893	(5,038,919)	(2,325,411)
Class I
5/31/2014	147,723	—	32,582	(287,681)	(107,376)	1,552,118	—	346,019	(2,997,080)	(1,098,943)
5/31/2013	112,694	—	46,404	(232,603)	(73,505)	1,110,545	—	441,304	(2,232,677)	(680,828)
Class O
5/31/2014	469,818	—	4,495	(782,659)	(308,346)	4,838,950	—	46,883	(8,030,614)	(3,144,781)
5/31/2013	649,677	—	6,436	(1,094,431)	(438,318)	6,163,588	—	60,118	(10,383,639)	(4,159,933)
Class W
5/31/2014	381	—	—	—	381	3,966	—	—	—	3,966
5/31/2013	—	—	—	—	—	—	—	—	—	—

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and

18

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS (continued)

asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocation for the Fund. Furthermore, the Investment Adviser’s allocation of the Fund’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that a Fund may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund’s or Underlying Funds’ investments.

Foreign Investments/Developing and Emerging Markets Risk. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2014:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$1,484,896	$(1,484,896)

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended May 31, 2014	Year Ended May 31, 2013
Ordinary Income	Ordinary Income
$4,155,897	$5,312,777

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$292,008	$28,731,807	$(42,399,889)	2017
		(6,390,066)	2018
		(1,232,969)	2019
		(50,022,924)*

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

19

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of May 31, 2014, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. Shareholders of the Fund approved new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Investment Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Investment Adviser and its affiliates. Currently, the Investment Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

NOTE 14 — SUBSEQUENT EVENTS

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

20

VOYA CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 14.0%
124,966		iShares iBoxx $High Yield Corporate Bond Fund	$11,878,018	6.0
113,727		iShares MSCI EAFE Index Fund	7,893,791	4.0
182,136		iShares MSCI EMU Index Fund	7,906,524	4.0
		Total Exchange-Traded Funds
		(Cost $25,579,646)	27,678,333	14.0

MUTUAL FUNDS: 84.9%
		Affiliated Investment Companies: 84.9%
3,178,813		Voya Global Bond Fund — Class R6	35,475,556	18.0
197,532		Voya Global Real Estate Fund — Class I	3,964,474	2.0
1,864,761		Voya High Yield Bond Fund — Class I	15,831,818	8.0
195,909		Voya Intermediate Bond Fund — Class R6	1,972,805	1.0
946,963		Voya International Core Fund — Class I	10,823,791	5.5
1,573,294		Voya Large Cap Growth Fund — Class R6	21,711,452	11.0
1,600,013		Voya Large Cap Value Fund — Class R6	21,728,181	11.0
304,025	@	Voya MidCap Opportunities Fund — Class R6	7,886,414	4.0
1,175,774		Voya Multi-Manager Emerging Markets Equity Fund — Class I	13,650,740	6.9
1,513,400		Voya Multi-Manager International Equity Fund —Class I	18,705,619	9.5
538,868		Voya Multi-Manager Mid Cap Value Fund — Class I	7,889,027	4.0
437,557	@	Voya Small Company Fund — Class R6	7,845,394	4.0
		Total Mutual Funds
		(Cost $139,797,766)	167,485,271	84.9

Principal Amount†
CORPORATE BONDS/NOTES: —%
		Energy: —%
200,000	±, X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
		Total Corporate Bonds/Notes
		(Cost $199,255)	—	—

ASSET-BACKED SECURITIES: 0.1%
		Other Asset-Backed Securities: 0.1%
4,907		Chase Funding Trust Series 2003-5, 0.750%, 07/25/33	4,730	0.0
97,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	103,446	0.1
1,838		RAMP Series 2003-RS5 Trust, 0.770%, 06/25/33	1,636	0.0

		Total Asset-Backed Securities
		(Cost $103,742)	109,812	0.1

		Total Investments in Securities (Cost $165,680,409)	$195,273,416	99.0
		Assets in Excess of Other Liabilities	1,909,638	1.0
		Net Assets	$197,183,054	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

±	Defaulted security

X	Fair value determined by Voya funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $166,541,609.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$30,114,714
Gross Unrealized Depreciation	(1,382,907)
Net Unrealized Appreciation	$28,731,807

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$27,678,333	$—	$—	$27,678,333
Mutual Funds	167,485,271	—	—	167,485,271
Corporate Bonds/Notes	—	—	—	—
Asset-Backed Securities	—	109,812	—	109,812
Total Investments, at fair value	$195,163,604	$109,812	$—	$195,273,416
Other Financial Instruments+
Futures	147,995	—	—	147,995
Total Assets	$195,311,599	$109,812	$—	$195,421,411

See Accompanying Notes to Financial Statements

21

VOYA CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2014
Liabilities Table
Other Financial Instruments+
Futures	$(324,315)	$—	$—	$(324,315)
Total Liabilities	$(324,315)	$—	$—	$(324,315)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Voya Capital Allocation Fund Open Futures Contracts on May 31, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	82	06/20/14	$7,878,150	$142,898
			$7,878,150	$142,898
Short Contracts
Mini MSCI Emerging Markets Index	(76)	06/20/14	(3,893,480)	(324,315)
U.S. Treasury 5-Year Note	(33)	09/30/14	(3,952,008)	5,097
			$(7,845,488)	$(319,218)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity conracts	Net Assets — Unrealized appreciation*	$142,898
Interest rate contracts	Net Assets — Unrealized appreciation*	5,097
Total Asset Derivatives		$147,995
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$324,315
Total Liability Derivatives		$324,315

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$13,359
Total	$13,359

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(181,417)
Interest rate contracts	5,097
Total	$(176,320)

See Accompanying Notes to Financial Statements

22

VOYA CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended May 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 5/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 5/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Core Equity Research Fund — Class I	$5,841,478	$81,486	$(5,120,968)	$(801,996)	$—	$26,879	$705,013	$—
Voya Core Equity Research Fund — Class R6	—	5,529,710	(5,529,710)	—	—	—	443,313	—
Voya Global Bond Fund — Class I	39,165,440	—	(40,921,824)	1,756,384	—	136,972	—	—
Voya Global Bond Fund — Class R6	—	45,753,030	(10,507,279)	229,805	35,475,556	342,422	(708,744)	—
Voya Global Real Estate Fund — Class I	3,789,760	532,964	(654,229)	295,979	3,964,474	88,809	57,331	—
Voya High Yield Bond Fund — Class I	15,761,712	3,376,010	(3,544,969)	239,065	15,831,818	896,213	15,849	—
Voya Intermediate Bond Fund — Class I	13,812,465	—	(12,918,447)	(894,018)	—	3,709	—	—
Voya Intermediate Bond Fund — Class R6	—	14,178,789	(12,375,757)	169,773	1,972,805	162,360	378,580	—
Voya International Core Fund — Class I	36,774,518	1,757,089	(27,450,391)	(257,425)	10,823,791	235,261	1,210,300	25,592
Voya Large Cap Growth Fund — Class I	16,521,043	—	(14,166,662)	(2,354,381)	—	—	—	—
Voya Large Cap Growth Fund — Class R6	—	23,820,353	(6,569,370)	4,460,469	21,711,452	67,037	888,350	342,913
Voya Large Cap Value Fund — Class I	16,519,944	—	(11,972,035)	(4,547,909)	—	—	—	—
Voya Large Cap Value Fund — Class R6	—	23,434,565	(6,466,982)	4,760,598	21,728,181	301,773	901,405	1,444,874
Voya MidCap Opportunities Fund — Class I	7,803,235	—	(4,081,382)	(3,721,853)	—	—	—	—
Voya MidCap Opportunities Fund — Class R6	—	5,137,604	(1,016,004)	3,764,814	7,886,414	—	400,095	642,092
Voya Multi-Manager Emerging Markets Equity Fund — Class I	13,450,527	2,558,959	(3,005,866)	647,120	13,650,740	149,557	(39,014)	—
Voya Multi-Manager International Equity Fund — Class I	—	18,922,404	(3,258,665)	3,041,880	18,705,619	192,327	269,298	17,826
Voya Multi-Manager Mid Cap Value Fund — Class I	7,852,303	1,610,184	(1,789,169)	215,709	7,889,027	41,935	153,860	1,295,855
Voya Small Company Fund — Class I	7,826,645	—	(4,997,319)	(2,829,326)	—	—	—	—
Voya Small Company Fund — Class R6	—	6,127,704	(1,360,999)	3,078,689	7,845,394	—	342,824	673,734
	$185,119,070	$152,820,851	$(177,708,027)	$7,253,377	$167,485,271	$2,645,254	$5,018,460	$4,442,886

See Accompanying Notes to Financial Statements

23

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2014 were as follows:

Fund Name	Type	Per Share Amount
Voya Capital Allocation Fund
Class A	NII	$0.2296
Class B	NII	$0.1365
Class C	NII	$0.1604
Class I	NII	$0.2607
Class O	NII	$0.2305
Class W	NII	$0.2580

NII — Net investment income

Of the ordinary distributions made during the year ended May 31, 2014, 18.48% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

For the year ended May 31, 2014, 37.81% of ordinary distributions paid by the Fund are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 19.03% of net investment income distributions as interest-related dividends.

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2014:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$69,427	$0.0038	8.21%

*	The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

24

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of Voya Capital Allocation Fund was held June 6, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Fund with Voya Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between Voya Investments and Voya IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a modification to the current manager-of-managers policy to permit Voya Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Capital Allocation Fund	1*	7,433,877.795	390,798.515	940,422.409	1,330,800.499	10,095,899.218
	2*	7,428,935.897	406,569.855	929,592.718	1,330,800.748	10,095,899.218
	3*	7,233,802.298	694,436.564	836,860.107	1,330,800.249	10,095,899.218

*	Proposals passed

25

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	May 2013–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	163	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Director	January 2014–Present May 2013–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	163	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	163	Wisconsin Energy Corporation (June 2006–Present) and The Royce Funds (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	June 1998–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present).	163	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013–Present	Retired.	163	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013–Present	Retired.	163	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	December 2007–Present	Retired.	163	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013–Present	Retired.	163	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	January 2003–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	163	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	May 2013–Present	Consultant (May 2001– Present).	163	None.

26

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	163	UGI Corporation (February 2006– Present) and UGI Utilities, Inc. (February 2006–Present).

Director who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	December 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006– Present).	163	Voya Capital Corporation, LLC (formerly, ING Capital Corporation, LLC) and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (formerly, ING Investment Trust Co.) (April 2009–Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of the Funds (as defined below, “Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Natural Resources Equity Income Fund; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of June 30, 2014.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Company as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc., or any of Voya Financial, Inc.’s affiliates.

27

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	December 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	April 2002–Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011– December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007– April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2002–Present May 2013–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	December 2003–Present	Senior Vice President, Voya Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	June 2006–Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	September 2012–Present	Senior Vice President — Fund Compliance, Voya Funds Services, LLC (June 2012– Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012–Present	Vice President, Voya Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	March 2002–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004–Present	Vice President, Voya Funds Services, LLC (September 2004–Present).

28

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2003–Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996–Present); Director of Compliance, Voya Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012–Present	Vice President, Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006–Present	Vice President — Platform Product Management & Project Management, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	May 2013–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	May 2013–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	August 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

29

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public
Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	AR-CAPALLO (0514-072514)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees : The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $129,700 for year ended May 31, 2014 and $123,100 for year ended May 31, 2013.

(b)	Audit-Related Fees : The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $15,150 for the year ended May 31, 2014 and $14,400 for the year ended May 31, 2013.

(c)	Tax Fees : The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $49,725 in the year ended May 31, 2014 and $50,540 in the year ended May 31, 2013. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees : The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.            Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.           Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.         Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.         Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.          Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.         Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.        Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.         Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. In addition to receiving pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services for Voya entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the Voya funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: May 22, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     October 1, 2013 to December 31, 2014

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS LOCAL BOND FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL STRATEGIC INCOME FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA RISK MANAGED NATURAL RESOURCES

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA SHORT DURATION HIGH INCOME FUND

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees : The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended May 31, 2014 and May 31, 2013; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2014	2013
Voya Series Fund, Inc.	$64,875	$64,940
Voya Investments, LLC (1)	$125,500	$661,861

(1)	Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence : The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Summary or full schedule, if applicable, are included as part of the report to shareholders filed under Item 1 of this Form.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Voya Series Fund, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of Voya Core Equity Research Fund (formerly, ING Core Equity Research Fund), Voya Corporate Leaders 100 Fund (formerly, ING Corporate Leaders 100 Fund), Voya Large Cap Growth Fund (formerly, ING Large Cap Growth Fund), Voya Small Company Fund (formerly, ING Small Company Fund), and Voya Mid Cap Value Advantage Fund (formerly, ING SMID Cap Equity Fund), each a series of Voya Series Fund, Inc., as of May 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated July 25, 2014 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

July 25, 2014

PORTFOLIO OF INVESTMENTS
ING Core Equity Research Fund	as of May 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.0%
	Consumer Discretionary: 10.5%
42,800	Brinker International, Inc.	2,125,020	0.5
162,600	Comcast Corp. – Class A	8,487,720	1.8
49,104	Delphi Automotive PLC	3,391,122	0.7
99,892	Home Depot, Inc.	8,014,335	1.7
77,522	Macy's, Inc.	4,642,793	1.0
87,300	Nike, Inc.	6,714,243	1.4
99,500	Starbucks Corp.	7,287,380	1.6
97,700	Walt Disney Co.	8,207,777	1.8
		48,870,390	10.5

	Consumer Staples: 9.5%
234,317	Altria Group, Inc.	9,738,215	2.1
64,700	Costco Wholesale Corp.	7,506,494	1.6
108,800	CVS Caremark Corp.	8,521,216	1.8
61,000	Kimberly-Clark Corp.	6,853,350	1.5
88,200	Kraft Foods Group, Inc.	5,244,372	1.1
96,339	Molson Coors Brewing Co.	6,332,362	1.4
		44,196,009	9.5

	Energy: 11.2%
36,200	Anadarko Petroleum Corp.	3,723,532	0.8
83,147	Canadian Natural Resources Ltd.	3,381,588	0.7
32,402	EOG Resources, Inc.	3,428,132	0.7
91,012	ExxonMobil Corp.	9,149,436	2.0
94,600	Halliburton Co.	6,114,944	1.3
54,800	Hess Corp.	5,003,240	1.1
82,030	Occidental Petroleum Corp.	8,177,571	1.8
82,638	Schlumberger Ltd.	8,597,658	1.8
66,462	Total S.A. ADR	4,615,786	1.0
		52,191,887	11.2

	Financials: 15.3%
56,400	Ameriprise Financial, Inc.	6,351,204	1.4
99,275	Arthur J. Gallagher & Co.	4,549,773	1.0
119,083	Discover Financial Services	7,041,378	1.5
215,729	Fifth Third Bancorp.	4,463,433	1.0
143,159	Gaming and Leisure Properties, Inc.	4,804,416	1.0
168,700	Invesco Ltd.	6,191,290	1.3
175,398	JPMorgan Chase & Co.	9,746,867	2.1
71,020	Prudential Financial, Inc.	5,835,003	1.2
190,520	Starwood Property Trust, Inc.	4,646,783	1.0
225,300	Wells Fargo & Co.	11,440,734	2.5
184,290	XL Group PLC	5,982,053	1.3
		71,052,934	15.3

		Health Care: 10.6%
81,100		Abbott Laboratories	3,244,811	0.7
89,300		Bristol-Myers Squibb Co.	4,441,782	0.9
66,366		Cardinal Health, Inc.	4,687,431	1.0
61,500	@	Gilead Sciences, Inc.	4,994,415	1.1
78,048		Medtronic, Inc.	4,763,269	1.0
205,582		Merck & Co., Inc.	11,894,975	2.6
353,818		Pfizer, Inc.	10,483,627	2.3
59,451		UnitedHealth Group, Inc.	4,734,083	1.0
			49,244,393	10.6

		Industrials: 11.8%
73,363		Boeing Co.	9,922,346	2.1
77,900		Caterpillar, Inc.	7,963,717	1.7
59,833		Fluor Corp.	4,492,262	1.0
41,237		General Dynamics Corp.	4,870,914	1.0
347,184		General Electric Co.	9,301,059	2.0
504,700		Mueller Water Products, Inc.	4,254,621	0.9
19,007		TransDigm Group, Inc.	3,586,811	0.8
35,063		Union Pacific Corp.	6,987,004	1.5
42,300		Wesco International, Inc.	3,613,266	0.8
			54,992,000	11.8

		Information Technology: 18.4%
53,500		Analog Devices, Inc.	2,802,330	0.6
51,400	@	Ansys, Inc.	3,775,330	0.8
32,948		Apple, Inc.	20,856,084	4.5
216,300		Applied Materials, Inc.	4,367,097	0.9
72,900		Automatic Data Processing, Inc.	5,808,672	1.3
373,296		Cisco Systems, Inc.	9,190,547	2.0
108,307		Fidelity National Information Services, Inc.	5,864,824	1.3
189,700		Jabil Circuit, Inc.	3,570,154	0.8
98,087		Microchip Technology, Inc.	4,668,941	1.0
367,841		Microsoft Corp.	15,059,411	3.2
81,950		TE Connectivity Ltd.	4,872,747	1.0
379,762		Xerox Corp.	4,690,061	1.0
			85,526,198	18.4

		Materials: 4.1%
196,488		Freeport-McMoRan Copper & Gold, Inc.	6,690,416	1.5
149,576		International Paper Co.	7,124,305	1.5
49,774		LyondellBasell Industries NV - Class A	4,955,997	1.1
			18,770,718	4.1

		Telecommunication Services: 1.5%
186,522		CenturyTel, Inc.	7,026,284	1.5

		Utilities: 4.1%
189,500		CenterPoint Energy, Inc.	4,570,740	1.0
65,000		DTE Energy Co.	4,947,800	1.1
61,400		Entergy Corp.	4,630,788	1.0

See Accompanying Notes to Financial Statements

1

PORTFOLIO OF INVESTMENTS
Voya Core Equity Research Fund	as of May 31, 2014 (continued)

83,500	Pinnacle West Capital Corp.	4,627,570	1.0
		18,776,898	4.1
	Total Common Stock
	(Cost $354,810,357)	450,647,711	97.0

SHORT-TERM INVESTMENTS: 2.0%
	Mutual Funds: 2.0%
9,278,079	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $9,278,079)	9,278,079	2.0

	Total Short-Term Investments
	(Cost $9,278,079)	9,278,079	2.0

	Total Investments in Securities (Cost $364,088,436)	$459,925,790	99.0
	Assets in Excess of Other Liabilities	4,572,626	1.0
	Net Assets	$464,498,416	100.0

††	Rate shown is the 7-day yield as of May 31, 2014.
@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $365,296,461.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$98,206,404
Gross Unrealized Depreciation	(3,577,075)

Net Unrealized Appreciation	$94,629,329

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders 100 Fund	as of May 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 12.7%
16,204	@	Amazon.com, Inc.	5,064,560	0.9
110,573		Comcast Corp. – Class A	5,771,911	1.0
354,684		Ford Motor Co.	5,831,005	1.0
157,787		General Motors Co.	5,456,274	1.0
69,617		Home Depot, Inc.	5,585,372	1.0
112,020		Lowe's Cos., Inc.	5,273,902	0.9
56,359		McDonald's Corp.	5,716,493	1.0
74,520		Nike, Inc.	5,731,333	1.0
74,358		Starbucks Corp.	5,445,980	0.9
91,366		Target Corp.	5,185,934	0.9
84,765		Time Warner, Inc.	5,919,140	1.0
173,363		Twenty-First Century Fox, Inc. Class A	6,138,784	1.1
69,379		Walt Disney Co.	5,828,530	1.0
			72,949,218	12.7

		Consumer Staples: 11.1%
147,629		Altria Group, Inc.	6,135,461	1.1
140,692		Coca-Cola Co.	5,755,710	1.0
85,494		Colgate-Palmolive Co.	5,847,789	1.0
49,082		Costco Wholesale Corp.	5,694,494	1.0
73,797		CVS Caremark Corp.	5,779,781	1.0
159,302		Mondelez International, Inc.	5,992,941	1.0
66,066		PepsiCo, Inc.	5,835,610	1.0
67,640		Philip Morris International, Inc.	5,988,846	1.0
68,707		Procter & Gamble Co.	5,550,838	1.0
83,845		Walgreen Co.	6,029,294	1.0
72,099		Wal-Mart Stores, Inc.	5,535,040	1.0
			64,145,804	11.1

		Energy: 10.4%
64,518		Anadarko Petroleum Corp.	6,636,322	1.1
66,009		Apache Corp.	6,153,359	1.1
46,248		Chevron Corp.	5,678,792	1.0
77,899		ConocoPhillips	6,227,246	1.1
83,296		Devon Energy Corp.	6,155,574	1.1
56,093		ExxonMobil Corp.	5,639,029	1.0
92,164		Halliburton Co.	5,957,481	1.0
70,556		National Oilwell Varco, Inc.	5,776,420	1.0
57,354		Occidental Petroleum Corp.	5,717,620	1.0
56,168		Schlumberger Ltd.	5,843,719	1.0
			59,785,562	10.4

		Financials: 14.3%
109,864		American International Group, Inc.	5,940,346	1.0
98,211		Allstate Corp.	5,721,773	1.0
60,582		American Express Co.	5,543,253	1.0
322,726		Bank of America Corp.	4,886,072	0.8
156,124		Bank of New York Mellon Corp.	5,395,645	0.9
44,364	@	Berkshire Hathaway, Inc.	5,693,676	1.0
72,022		Capital One Financial Corp.	5,681,815	1.0
115,981		Citigroup, Inc.	5,517,216	1.0
33,769		Goldman Sachs Group, Inc.	5,396,624	0.9
91,274		JPMorgan Chase & Co.	5,072,096	0.9
104,263		Metlife, Inc.	5,310,115	0.9
177,288		Morgan Stanley	5,471,108	1.0
33,447		Simon Property Group, Inc.	5,567,588	1.0
129,550		US Bancorp.	5,465,714	0.9
1		Washington Prime Group, Inc.	10	0.0
111,179		Wells Fargo & Co.	5,645,670	1.0
			82,308,721	14.3

		Health Care: 12.7%
143,044		Abbott Laboratories	5,723,190	1.0
107,494		AbbVie, Inc.	5,840,149	1.0
45,461		Amgen, Inc.	5,273,021	0.9
75,225		Baxter International, Inc.	5,597,492	1.0
18,637	@	Biogen Idec, Inc.	5,952,099	1.0
105,752		Bristol-Myers Squibb Co.	5,260,105	0.9
95,125		Eli Lilly & Co.	5,694,183	1.0
79,943	@	Gilead Sciences, Inc.	6,492,171	1.1
56,243		Johnson & Johnson	5,706,415	1.0
90,715		Medtronic, Inc.	5,536,336	1.0
97,893		Merck & Co., Inc.	5,664,089	1.0
171,895		Pfizer, Inc.	5,093,249	0.9
67,144		UnitedHealth Group, Inc.	5,346,677	0.9
			73,179,176	12.7

		Industrials: 13.9%
40,837		3M Co.	5,821,314	1.0
44,034		Boeing Co.	5,955,599	1.0
55,141		Caterpillar, Inc.	5,637,064	1.0
82,086		Emerson Electric Co.	5,477,599	1.0
41,515		FedEx Corp.	5,984,802	1.0
50,886		General Dynamics Corp.	6,010,654	1.0
211,744		General Electric Co.	5,672,622	1.0
60,297		Honeywell International, Inc.	5,616,666	1.0
34,137		Lockheed Martin Corp.	5,586,520	1.0
56,880		Norfolk Southern Corp.	5,730,660	1.0
55,553		Raytheon Co.	5,420,306	0.9
29,666		Union Pacific Corp.	5,911,544	1.0
56,300		United Parcel Service, Inc. - Class B	5,848,444	1.0
47,734		United Technologies Corp.	5,547,646	1.0
			80,221,440	13.9

		Information Technology: 15.7%
69,535		Accenture PLC	5,663,626	1.0
10,213		Apple, Inc.	6,464,829	1.1
245,406		Cisco Systems, Inc.	6,041,896	1.0
99,294	@	eBay, Inc.	5,037,184	0.9
199,417		EMC Corp.	5,296,515	0.9
91,319		Facebook, Inc.	5,780,493	1.0
9,804		Google, Inc.	5,499,848	0.9
171,034		Hewlett-Packard Co.	5,729,639	1.0

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders 100 Fund	as of May 31, 2014 (continued)

28,778	International Business Machines Corp.	5,305,512	0.9
213,894	Intel Corp.	5,843,584	1.0
74,846	Mastercard, Inc.	5,721,977	1.0
135,980	Microsoft Corp.	5,567,021	1.0
138,490	Oracle Corp.	5,819,350	1.0
69,125	Qualcomm, Inc.	5,561,106	1.0
117,497	Texas Instruments, Inc.	5,520,009	1.0
25,841	Visa, Inc.	5,551,422	1.0
		90,404,011	15.7

	Materials: 4.0%
113,692	Dow Chemical Co.	5,925,627	1.0
82,260	EI Du Pont de Nemours & Co.	5,701,441	1.0
166,768	Freeport-McMoRan Copper & Gold, Inc.	5,678,450	1.0
48,792	Monsanto Co.	5,945,305	1.0
		23,250,823	4.0

	Telecommunication Services: 2.0%
156,259	AT&T, Inc.	5,542,507	1.0
115,564	Verizon Communications, Inc.	5,773,577	1.0
		11,316,084	2.0

	Utilities: 2.0%
164,613	Exelon Corp.	6,062,697	1.0
126,355	Southern Co.	5,531,822	1.0
		11,594,519	2.0

	Total Common Stock
	(Cost $390,590,472)	569,155,358	98.8

SHORT-TERM INVESTMENTS: 0.8%
	Mutual Funds: 0.8%
4,817,068	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $4,817,068)	4,817,068	0.8

	Total Short-Term Investments
	(Cost $4,817,068)	4,817,068	0.8

	Total Investments in Securities (Cost $395,407,540)	$573,972,426	99.6
	Assets in Excess of Other Liabilities	2,434,900	0.4
	Net Assets	$576,407,326	100.0

††	Rate shown is the 7-day yield as of May 31, 2014.
@	Non-income producing security

Cost for federal income tax purposes is $400,875,317.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$179,024,737
Gross Unrealized Depreciation	(5,927,628)

Net Unrealized Appreciation	$173,097,109

See Accompanying Notes to Financial Statements

4

PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Fund	as of May 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 22.4%
2,677		Chipotle Mexican Grill, Inc.	1,464,560	1.2
55,243		Comcast Corp. – Class A	2,883,684	2.4
27,688		Delphi Automotive PLC	1,912,133	1.6
36,377		Gap, Inc.	1,499,824	1.3
32,243		Home Depot, Inc.	2,586,856	2.2
29,552		Macy's, Inc.	1,769,869	1.5
14,559		Michael Kors Holdings Ltd.	1,374,078	1.1
22,624		Nike, Inc.	1,740,012	1.5
1,477	@	Priceline.com, Inc.	1,888,536	1.6
33,007		Starbucks Corp.	2,417,433	2.0
66,810		Twenty-First Century Fox, Inc. Class A	2,365,742	2.0
15,404	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,307,800	1.1
26,392		Walt Disney Co.	2,217,192	1.9
15,460		Yum! Brands, Inc.	1,195,213	1.0
			26,622,932	22.4

		Consumer Staples: 10.3%
20,131		Coca-Cola Enterprises, Inc.	918,779	0.8
15,615		Costco Wholesale Corp.	1,811,652	1.5
34,522		CVS Caremark Corp.	2,703,763	2.3
28,647		Estee Lauder Cos., Inc.	2,194,933	1.8
16,617		Kimberly-Clark Corp.	1,866,920	1.6
30,310		PepsiCo, Inc.	2,677,282	2.3
			12,173,329	10.3

		Energy: 5.5%
15,369		Anadarko Petroleum Corp.	1,580,856	1.3
26,326		Cabot Oil & Gas Corp.	954,054	0.8
14,434		EOG Resources, Inc.	1,527,117	1.3
37,342		Halliburton Co.	2,413,787	2.1
			6,475,814	5.5

		Financials: 4.1%
13,309		Ameriprise Financial, Inc.	1,498,726	1.2
5,810		Blackrock, Inc.	1,771,469	1.5
20,073		Prudential Financial, Inc.	1,649,198	1.4
			4,919,393	4.1

		Health Care: 12.1%
8,497	@	Actavis PLC	1,797,456	1.5
4,830	@	Alexion Pharmaceuticals, Inc.	803,326	0.7
11,975		Allergan, Inc.	2,005,334	1.7
14,265		Amgen, Inc.	1,654,597	1.4
28,480		Bristol-Myers Squibb Co.	1,416,595	1.2
5,567	@	Celgene Corp.	851,918	0.7
23,906	@	Gilead Sciences, Inc.	1,941,406	1.6
13,638		McKesson Corp.	2,586,310	2.2
19,720		St. Jude Medical, Inc.	1,279,828	1.1
			14,336,770	12.1
	Industrials: 11.9%
24,399	Ametek, Inc.	1,295,099	1.1
18,712	Boeing Co.	2,530,798	2.1
28,628	Danaher Corp.	2,245,294	1.9
27,670	Delta Airlines, Inc.	1,104,309	0.9
26,707	Ingersoll-Rand PLC - Class A	1,597,613	1.3
12,392	Pall Corp.	1,050,098	0.9
7,230	Pentair Ltd.	539,647	0.5
10,325	Roper Industries, Inc.	1,462,846	1.2
11,592	Union Pacific Corp.	2,309,938	2.0
		14,135,642	11.9

	Information Technology: 28.2%
9,931	Apple, Inc.	6,286,323	5.3
17,495	@ Check Point Software Technologies	1,128,078	0.9
36,404	Cognizant Technology Solutions Corp.	1,769,598	1.5
96,726	EMC Corp.	2,569,043	2.2
30,171	Facebook, Inc.	1,909,824	1.6
3,601	Google, Inc.	2,020,089	1.7
4,421	Google, Inc. – Class A	2,527,265	2.1
25,463	Intuit, Inc.	2,018,961	1.7
29,301	Mastercard, Inc.	2,240,062	1.9
114,377	Microsoft Corp.	4,682,594	3.9
64,799	Oracle Corp.	2,722,854	2.3
19,720	TE Connectivity Ltd.	1,172,551	1.0
7,471	Visa, Inc.	1,604,995	1.4
8,950	VMware, Inc.	863,675	0.7
		33,515,912	28.2

	Materials: 4.7%
31,249	International Paper Co.	1,488,390	1.3
24,117	LyondellBasell Industries NV - Class A	2,401,330	2.0
8,097	Monsanto Co.	986,619	0.8
7,370	@ WR Grace & Co.	678,630	0.6
		5,554,969	4.7

	Total Common Stock
	(Cost $94,973,496)	117,734,761	99.2

SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
1,496,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $1,496,000)	1,496,000	1.3

	Total Short-Term Investments
	(Cost $1,496,000)	1,496,000	1.3

	Total Investments in Securities (Cost $96,469,496)	$119,230,761	100.5
	Liabilities in Excess of Other Assets	(540,440)	(0.5)
	Net Assets	$118,690,321	100.0

††	Rate shown is the 7-day yield as of May 31, 2014.
@	Non-income producing security

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Fund	as of May 31, 2014 (continued)

Cost for federal income tax purposes is $97,015,686.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,246,694
Gross Unrealized Depreciation	(1,031,619)

Net Unrealized Appreciation	$22,215,075

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.9%
		Consumer Discretionary: 13.6%
110,500		AMC Entertainment Holdings, Inc.	2,505,035	0.5
68,172	@	Bally Technologies, Inc.	4,022,148	0.7
101,300		Cheesecake Factory	4,646,631	0.8
79,700		Childrens Place Retail Stores, Inc.	3,855,886	0.7
166,767	@	Express, Inc.	2,102,932	0.4
174,800		Finish Line	5,011,516	0.9
60,800	@	Hibbett Sporting Goods, Inc.	3,197,472	0.6
143,398	@,L	Imax Corp.	3,761,329	0.7
68,200		Jack in the Box, Inc.	3,937,186	0.7
182,930		La-Z-Boy, Inc.	4,467,150	0.8
79,573		Life Time Fitness, Inc.	4,233,284	0.8
73,619		Monro Muffler, Inc.	3,976,162	0.7
303,400	@	Orient-Express Hotels Ltd.	3,989,710	0.7
57,826		Papa John's International, Inc.	2,507,914	0.5
158,600		Pier 1 Imports, Inc.	2,792,946	0.5
57,015		Pool Corp.	3,291,476	0.6
119,700	@	Sally Beauty Holdings, Inc.	3,066,714	0.6
54,200	L	Sturm Ruger & Co., Inc.	3,285,604	0.6
60,500		Vail Resorts, Inc.	4,216,245	0.8
159,400		Wolverine World Wide, Inc.	4,123,678	0.7
25,970		Wyndham Worldwide Corp.	1,919,962	0.3
			74,910,980	13.6

		Consumer Staples: 2.0%
56,480		Casey's General Stores, Inc.	4,023,070	0.7
174,977		Flowers Foods, Inc.	3,648,271	0.7
106,200		Pinnacle Foods, Inc.	3,325,122	0.6
			10,996,463	2.0

		Energy: 6.2%
142,700		Bill Barrett Corp.	3,567,500	0.6
82,650		Carrizo Oil & Gas, Inc.	4,749,069	0.9
193,500		Cloud Peak Energy, Inc.	3,573,945	0.6
167,500		EPL Oil & Gas, Inc.	6,349,925	1.2
556,600	@	Key Energy Services, Inc.	4,480,630	0.8
359,300	L	Nordic American Tankers Ltd.	2,939,074	0.5
599,800		Petroquest Energy, Inc.	3,670,776	0.7
80,380	@	Unit Corp.	5,105,738	0.9
			34,436,657	6.2

		Financials: 21.8%
19,159		Cash America International, Inc.	910,244	0.2
161,500		Colony Financial, Inc.	3,578,840	0.7
261,209		CubeSmart	4,764,452	0.9
131,600		CyrusOne, Inc.	3,011,008	0.5
614,265		DCT Industrial Trust, Inc.	4,864,979	0.9
94,829		Encore Capital Group, Inc.	4,105,148	0.7
89,573		EPR Properties	4,829,776	0.9
181,463		First American Financial Corp.	5,084,593	0.9
75,900		First Financial Holdings, Inc.	4,468,233	0.8
25,638		First NBC Bank Holding Co.	869,128	0.2
271,746		FirstMerit Corp.	5,073,498	0.9
32,300		Infinity Property & Casualty Corp.	2,067,523	0.4
28,400		Jones Lang LaSalle, Inc.	3,444,636	0.6
151,310		LaSalle Hotel Properties	4,991,717	0.9
75,711		MarketAxess Holdings, Inc.	4,039,182	0.7
153,200		MB Financial, Inc.	4,111,888	0.7
69,854		Primerica, Inc.	3,146,224	0.6
79,222		ProAssurance Corp.	3,600,640	0.7
42,309		Prosperity Bancshares, Inc.	2,459,422	0.5
317,600		Radian Group, Inc.	4,579,792	0.8
142,721		Redwood Trust, Inc.	2,781,632	0.5
136,600		Selective Insurance Group	3,246,982	0.6
32,806		Signature Bank	3,799,591	0.7
95,700		Springleaf Holdings, Inc.	2,246,079	0.4
67,323		Square 1 Financial, Inc.	1,271,732	0.2
163,700		Starwood Property Trust, Inc.	3,992,643	0.7
190,500		Sterling Bancorp/DE	2,158,365	0.4
76,685	@	Stifel Financial Corp.	3,466,162	0.6
376,900		Susquehanna Bancshares, Inc.	3,723,772	0.7
38,792	@	SVB Financial Group	4,090,616	0.7
163,040		Talmer Bancorp, Inc.	2,212,453	0.4
24,200		Virtus Investment Partners	4,464,658	0.8
169,100		Webster Financial Corp.	5,059,472	0.9
92,041		Wintrust Financial Corp.	4,011,147	0.7
			120,526,227	21.8

		Health Care: 9.8%
16,431	L	Acceleron Pharma, Inc.	487,672	0.1
49,976		Acorda Therapeutics, Inc.	1,643,211	0.3
184,800		AMN Healthcare Services, Inc.	2,069,760	0.4
38,885	@	Amsurg Corp.	1,760,713	0.3
62,222	@	Centene Corp.	4,636,783	0.8
69,550		Charles River Laboratories International, Inc.	3,726,489	0.7
18,729		Cubist Pharmaceuticals, Inc.	1,247,351	0.2
105,100		Envision Healthcare Holdings, Inc.	3,623,848	0.7
63,272	@	Haemonetics Corp.	2,155,044	0.4
75,900	@	Halozyme Therapeutics, Inc.	599,610	0.1

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2014 (continued)

179,510		Healthsouth Corp.	6,304,391	1.1
52,323		Impax Laboratories, Inc.	1,452,487	0.3
60,200		InterMune, Inc.	2,385,124	0.4
92,000	@	Masimo Corp.	2,266,880	0.4
55,866		Medicines Co.	1,558,661	0.3
55,644		Mednax, Inc.	3,206,764	0.6
107,471	@	Nektar Therapeutics	1,260,635	0.2
96,934		Owens & Minor, Inc.	3,361,671	0.6
64,434		Steris Corp.	3,448,508	0.6
92,200	@	Thoratec Corp.	3,053,664	0.6
46,700		WellCare Health Plans, Inc.	3,616,915	0.7
			53,866,181	9.8

		Industrials: 18.0%
149,626		Actuant Corp.	5,316,212	1.0
111,900		Atlas Air Worldwide Holdings, Inc.	4,094,421	0.7
129,100		Barnes Group, Inc.	4,825,758	0.9
354,198		Blount International, Inc.	4,314,132	0.8
198,200		Brady Corp.	5,377,166	1.0
88,400		Clarcor, Inc.	5,174,052	0.9
32,160	@	Clean Harbors, Inc.	1,965,297	0.4
74,200		Curtiss-Wright Corp.	4,943,946	0.9
98,590	@,L	Diana Shipping, Inc.	1,074,631	0.2
88,100		Forward Air Corp.	3,952,166	0.7
134,260		Healthcare Services Group	3,995,577	0.7
241,600		Heartland Express, Inc.	5,224,600	0.9
96,128	@	HUB Group, Inc.	4,520,900	0.8
155,600		KAR Auction Services, Inc.	4,752,024	0.9
31,267		Mobile Mini, Inc.	1,361,678	0.2
157,600		Orbital Sciences Corp.	4,125,968	0.7
47,500		Regal-Beloit Corp.	3,625,675	0.7
122,872		Resources Connection, Inc.	1,523,613	0.3
44,900		Teledyne Technologies, Inc.	4,255,173	0.8
118,351		Tetra Tech, Inc.	3,149,320	0.6
72,596		Toro Co.	4,688,250	0.8
78,500		Universal Forest Products, Inc.	3,811,175	0.7
82,203		Waste Connections, Inc.	3,745,991	0.7
89,900		Watts Water Technologies, Inc.	5,012,824	0.9
101,477		Woodward Governor Co.	4,536,022	0.8
			99,366,571	18.0

		Information Technology: 15.7%
83,988		A10 Networks, Inc.	960,823	0.2
73,900		Advanced Energy Industries, Inc.	1,446,223	0.3
29,277	@	Ansys, Inc.	2,150,396	0.4
27,100		Aruba Networks, Inc.	501,756	0.1
198,272		Bankrate, Inc.	3,003,821	0.5
88,254		Blackhawk Network Holdings, Inc.	2,192,229	0.4
25,470	@	CACI International, Inc.	1,818,558	0.3
151,132		Cardtronics, Inc.	4,379,805	0.8
159,939		CommScope Holding Co., Inc.	4,228,787	0.8
82,300		Commvault Systems, Inc.	4,026,116	0.7
180,586		EVERTEC, Inc.	4,317,811	0.8
218,600		Fairchild Semiconductor International, Inc.	3,206,862	0.6
166,200	@	Finisar Corp.	3,947,250	0.7
62,200		Flir Systems, Inc.	2,171,402	0.4
248,500		Formfactor, Inc.	1,804,110	0.3
239,600	@	Integrated Device Technology, Inc.	3,186,680	0.6
99,100		j2 Global, Inc.	4,693,376	0.8
78,578	@	Micros Systems, Inc.	4,197,637	0.8
164,300	@	Microsemi Corp.	3,997,419	0.7
137,894		MKS Instruments, Inc.	3,978,242	0.7
96,800		Netgear, Inc.	3,181,816	0.6
80,000		Plantronics, Inc.	3,627,200	0.6
269,500	@	Polycom, Inc.	3,436,125	0.6
16,700		Power Integrations, Inc.	839,843	0.1
167,350	@	Progress Software Corp.	3,634,842	0.7
31,515	@	PTC, Inc.	1,159,752	0.2
199,300		QLIK Technologies, Inc.	4,326,803	0.8
66,100	@	Rofin-Sinar Technologies, Inc.	1,536,164	0.3
9,900		Ultimate Software Group, Inc.	1,258,587	0.2
37,800		WEX, Inc.	3,639,762	0.7
			86,850,197	15.7

		Materials: 4.7%
278,820		Commercial Metals Co.	4,949,055	0.9
127,200		HB Fuller Co.	6,083,976	1.1
81,240		Minerals Technologies, Inc.	5,036,880	0.9
431,900	@,L	Thompson Creek Metals Co., Inc.	1,213,639	0.2
103,868		Worthington Industries	4,185,880	0.8
251,600		Zep, Inc.	4,403,000	0.8
			25,872,430	4.7

		Utilities: 3.1%
82,860		Cleco Corp.	4,311,206	0.8
117,100		El Paso Electric Co.	4,462,681	0.8
52,460		Idacorp, Inc.	2,876,382	0.5
75,700		ONE Gas, Inc.	2,772,891	0.5
89,500		Portland General Electric Co.	2,959,765	0.5
			17,382,925	3.1

	Total Common Stock
	(Cost $434,895,469)		524,208,631	94.9

EXCHANGE-TRADED FUNDS: 1.9%
91,200		iShares Russell 2000 Index Fund	10,292,832	1.9

	Total Exchange-Traded Funds
	(Cost $8,377,618)		10,292,832	1.9

	Total Long-Term Investments
	(Cost $443,273,087)		534,501,463	96.8

See Accompanying Notes to Financial Statements

8

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateralcc(1): 1.8%
2,435,126	Bank of Nova Scotia, Repurchase Agreement dated 05/30/14, 0.08%, due 06/02/14 (Repurchase Amount $2,435,142, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.625%, Market Value plus accrued interest $2,483,845, due 10/29/14-11/01/43)	2,435,126	0.4
2,435,126	Citigroup, Inc., Repurchase Agreement dated 05/30/14, 0.08%, due 06/02/14 (Repurchase Amount $2,435,142, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $2,483,829, due 08/15/14-09/01/50)	2,435,126	0.4
512,643	Credit Suisse Securities, Repurchase Agreement dated 05/30/14, 0.06%, due 06/02/14 (Repurchase Amount $512,646, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $522,905, due 08/15/14-08/15/43)	512,643	0.1
2,435,126	HSBC Securities USA, Repurchase Agreement dated 05/30/14, 0.07%, due 06/02/14 (Repurchase Amount $2,435,140, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.375%, Market Value plus accrued interest $2,483,843, due 07/15/14-03/17/31)	2,435,126	0.5

2,435,126	Morgan Stanley, Repurchase Agreement dated 05/30/14, 0.08%, due 06/02/14 (Repurchase Amount $2,435,142, collateralized by various U.S. Government Agency Obligations, 2.018%-9.500%, Market Value plus accrued interest $2,483,829, due 06/01/14-02/01/48)	2,435,126	0.4
		10,253,147	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.2%
17,524,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $17,524,000)	17,524,000	3.2

	Total Short-Term Investments
	(Cost $27,777,147)	27,777,147	5.0

	Total Investments in Securities (Cost $471,050,234)	$562,278,610	101.8
	Liabilities in Excess of Other Assets	(10,105,575)	(1.8)
	Net Assets	$552,173,035	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2014.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2014.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $471,064,829.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$108,658,794
Gross Unrealized Depreciation	(17,445,013)

Net Unrealized Appreciation	$91,213,781

See Accompanying Notes to Financial Statements

9

Voya Mid Cap Value Advantage Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.7%
		Consumer Discretionary: 5.6%
41,200		Brinker International, Inc.	2,045,580	1.0
21,900		Delphi Automotive PLC	1,512,414	0.8
28,600		DineEquity, Inc.	2,270,554	1.2
57,200		Macy's, Inc.	3,425,708	1.7
14,400		Polaris Industries, Inc.	1,856,448	0.9
			11,110,704	5.6

		Consumer Staples: 4.3%
58,000		ConAgra Foods, Inc.	1,873,400	0.9
29,990		Energizer Holdings, Inc.	3,478,840	1.8
47,900	@	Molson Coors Brewing Co.	3,148,467	1.6
			8,500,707	4.3

		Energy: 6.1%
16,300		Cimarex Energy Co.	2,104,819	1.1
69,900		Consol Energy, Inc.	3,087,483	1.6
81,400		Patterson-UTI Energy, Inc.	2,693,526	1.4
22,600		Range Resources Corp.	2,100,670	1.0
61,649		Superior Energy Services	2,046,131	1.0
			12,032,629	6.1

		Financials: 30.5%
21,200		Ameriprise Financial, Inc.	2,387,332	1.2
42,500		Arthur J. Gallagher & Co.	1,947,775	1.0
67,900		BankUnited, Inc.	2,209,466	1.1
69,000		Carlyle Group L.P.	2,136,930	1.1
43,400		Comerica, Inc.	2,081,898	1.1
151,200		DDR Corp.	2,617,272	1.3
34,200		Discover Financial Services	2,022,246	1.0
45,000		Extra Space Storage, Inc.	2,355,750	1.2
76,700		Fidelity National Financial, Inc.	2,557,178	1.3
54,300		First Republic Bank	2,761,698	1.4
40,000		Gaming and Leisure Properties, Inc.	1,342,400	0.7
57,200		Geo Group, Inc.	1,945,372	1.0
91,500		Hartford Financial Services Group, Inc.	3,170,475	1.6
53,600		HCC Insurance Holdings, Inc.	2,518,128	1.3
141,900		Host Hotels & Resorts, Inc.	3,131,733	1.6
89,900		Invesco Ltd.	3,299,330	1.7
235,600		Keycorp	3,225,364	1.6
46,500		PacWest Bancorp	1,879,530	1.0
36,738		ProAssurance Corp.	1,669,742	0.9
94,000		ProLogis, Inc.	3,901,940	2.0
25,900		SL Green Realty Corp.	2,835,791	1.4
139,200		Starwood Property Trust, Inc.	3,395,088	1.7
72,800		UnumProvident Corp.	2,468,648	1.3

30,700		Ventas, Inc.	2,050,760	1.0
			59,911,846	30.5

		Health Care: 7.2%
54,600		Cardinal Health, Inc.	3,856,398	2.0
55,500		Cigna Corp.	4,982,790	2.5
45,000	@	Community Health Systems, Inc.	1,879,650	0.9
33,100		Zimmer Holdings, Inc.	3,453,985	1.8
			14,172,823	7.2

		Industrials: 11.2%
36,600		Ametek, Inc.	1,942,728	1.0
20,700		Hubbell, Inc.	2,421,900	1.2
82,000		KAR Auction Services, Inc.	2,504,280	1.3
33,700		Lincoln Electric Holdings, Inc.	2,213,753	1.1
245,300		Mueller Water Products, Inc.	2,067,879	1.0
22,300		Pall Corp.	1,889,702	1.0
25,700		Regal-Beloit Corp.	1,961,681	1.0
13,400		Roper Industries, Inc.	1,898,512	1.0
13,500		TransDigm Group, Inc.	2,547,585	1.3
67,500		Xylem, Inc.	2,517,750	1.3
			21,965,770	11.2

		Information Technology: 12.7%
37,800		Analog Devices, Inc.	1,979,964	1.0
14,700		Anixter International, Inc.	1,514,100	0.8
138,600		Applied Materials, Inc.	2,798,334	1.4
51,700		Broadridge Financial Solutions ADR	2,120,734	1.1
64,600		Fidelity National Information Services, Inc.	3,498,090	1.8
35,200		KLA-Tencor Corp.	2,306,304	1.2
44,000		TE Connectivity Ltd.	2,616,240	1.3
75,500		Vantiv, Inc.	2,339,745	1.2
26,800		Western Digital Corp.	2,354,380	1.2
279,200		Xerox Corp.	3,448,120	1.7
			24,976,011	12.7

		Materials: 5.5%
22,050		Albemarle Corp.	1,525,640	0.8
30,700		Celanese Corp.	1,924,890	1.0
29,681		Domtar Corp.	2,697,409	1.3
57,361		International Paper Co.	2,732,104	1.4
37,800		Nucor Corp.	1,913,814	1.0
			10,793,857	5.5

		Utilities: 13.6%
181,900		CenterPoint Energy, Inc.	4,387,428	2.2
65,700		Cleco Corp.	3,418,371	1.7
63,100		DTE Energy Co.	4,803,172	2.5
78,800		El Paso Electric Co.	3,003,068	1.5
28,000		Energen Corp.	2,390,640	1.2
64,938		Entergy Corp.	4,897,624	2.5

See Accompanying Notes to Financial Statements

10

Voya Mid Cap Value Advantage Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2014 (CONTINUED)

70,000		Pinnacle West Capital Corp.	3,879,400	2.0
			26,779,703	13.6

		Total Common Stock
		(Cost $179,685,034)	190,244,050	96.7

EXCHANGE-TRADED FUNDS: 1.1%
30,837		iShares Russell Midcap Value Index Fund	2,163,832	1.1

		Total Exchange-Traded Funds
		(Cost $2,131,564)	2,163,832	1.1

RIGHTS: –%
		Materials: –%
3,200	@,X	Gerber Scientific	–	–

		Total Rights
		(Cost $–)	–	–

		Total Long-Term Investments
		(Cost $181,816,598)	192,407,882	97.8

SHORT-TERM INVESTMENTS: 1.7%
		Mutual Funds: 1.7%
3,329,906		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
		(Cost $3,329,906)	3,329,906	1.7

		Total Short-Term Investments
		(Cost $3,329,906)	3,329,906	1.7

		Total Investments in Securities (Cost $185,146,504)	$195,737,788	99.5
		Assets in Excess of Other Liabilities	915,891	0.5
		Net Assets	$196,653,679	100.0

††	Rate shown is the 7-day yield as of May 31, 2014.
@	Non-income producing security

ADR	American Depositary Receipt
X	Fair value determined by Voya funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

Cost for federal income tax purposes is $185,225,644.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,867,219
Gross Unrealized Depreciation	(355,075)

Net Unrealized Appreciation	$10,512,144

See Accompanying Notes to Financial Statements

11

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90 th day prior to such meeting and not later than the close of business on the later of the 60 th day prior to such meeting or the 10 th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 6, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 6, 2014